PACIFIC SELECT EXEC V-NY PROSPECTUS MAY 1, 2016

Pacific Select Exec V-NY is a flexible premium variable life insurance policy issued by Pacific Life & Annuity Company through Pacific Select Exec Separate Account of PL&A.

• Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing costs of Policy benefits.

• Variable means the Policy’s value depends on the performance of the Investment Options you choose.

• Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.

This prospectus provides information that you should know before buying a Policy. Please read the prospectus carefully and keep it for future reference.

This Policy has a selection of Investment Options for you to choose from.

The Variable Investment Options available under this Policy invest in portfolios of the following Funds:

AIM Variable Insurance Funds

(Invesco Variable Insurance Funds)

American Century Variable Portfolios, Inc.

American Funds Insurance Series®

BlackRock® Variable Series Funds, Inc.

Dreyfus Variable Investment Fund

Fidelity® Variable Insurance Products Funds

Franklin Templeton Variable Insurance Products Trust

GE Investments Funds, Inc.

Janus Aspen Series

Lazard Retirement Series, Inc.

Legg Mason Partners Variable Equity Trust

Legg Mason Partners Variable Income Trust

Lord Abbett Series Fund, Inc.

MFS® Variable Insurance Trust

M Fund

Neuberger Berman Advisers Management Trust

Oppenheimer Variable Account Funds

Pacific Select Fund

PIMCO Variable Insurance Trust

Royce Capital Fund

T. Rowe Price Equity Series, Inc.

VanEck VIP Trust

You will find a complete list of each Variable Investment Option in the YOUR INVESTMENT OPTIONS section. This Policy also offers the following Fixed Options:

FIXED OPTIONS Fixed Account Fixed LT Account

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we are not legally permitted to offer the Policy.

The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. Any representation to the contrary is a criminal offense.

A life insurance Policy may be appropriate if you are looking to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. Discuss with your life insurance producer whether a variable life insurance Policy, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and relevant information. Together you can decide if a variable life insurance Policy is right for you.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. PL&A, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

YOUR GUIDE TO THIS PROSPECTUS

Benefits and Risks of Your Policy	3
Fee Tables	6
Terms Used In This Prospectus	11
Policy Basics	14
Issuing the Policy	14
Owners, the Insured, and Beneficiaries	14
Policy Date	15
Your Free Look Right	15
Timing of Payments, Forms and Requests	16
Statements and Reports We Will Send You	17
Telephone and Electronic Transactions	18
Understanding Policy Expenses and Cash Flow	19
Policy Benefits	20
The Death Benefit	20
The Face Amount	20
Changing the Face Amount	21
Death Benefit Options	22
Changing Your Death Benefit Option	23
Choosing a Death Benefit Qualification Test	23
Examples of Death Benefit Calculations	24
When We Pay the Death Benefit	25
Optional Riders and Benefits	25
Things to Keep in Mind	29
How Premiums Work	30
Your Initial Premium	30
Planned Periodic Premium Payments	30
Paying Your Premium	30
Deductions From Your Premiums	31
Limits on the Premium Payments You Can Make	31
Allocating Your Premiums	32
Your Policy’s Accumulated Value	33
Calculating Your Policy’s Accumulated Value	33
Persistency Credit	33
Monthly Deductions	33
Lapsing and Reinstatement	35
Your Investment Options	37
Variable Investment Options	37
Fixed Options	46
Transferring Among Investment Options and Market-timing Restrictions	47
Transfer Services	49
Withdrawals, Surrenders and Loans	51
Making Withdrawals	51
Taking Out a Loan	52
Ways to Use Your Policy’s Loan and Withdrawal Features	53
Automated Income Option	53
Overloan Protection II Rider	54
Surrendering Your Policy	54
General Information About Your Policy	55
Variable Life Insurance and Your Taxes	57
About PL&A	61
Appendix A: Death Benefit Percentages	66
Appendix B: Coverage Components	67

Where To Go For More Information back cover

BENEFITS AND RISKS OF YOUR POLICY

This overview tells you some key things you should know about your Policy. It is designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your life insurance producer for additional information about your Policy. This prospectus provides a description of the material rights and obligations under your Policy. Your Policy (including any Riders and/or endorsements) represents the contractual agreement between you and us.

The Policy is offered for sale in all jurisdictions where we are authorized to do business and where the Policy is approved by the appropriate insurance department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy.

Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

• choose the timing, amount and frequency of premium payments

• change the Death Benefit Option

• increase or decrease the Policy’s Total Face Amount

• change the Beneficiary

• change your investment selections.

Death Benefit

The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Minimum Death Benefit. The Minimum Death Benefit is no lower than the death benefit that we must pay to ensure that your Policy qualifies as life insurance.

You may choose one of three Death Benefit Options:

• Option A – your Death Benefit will be the Total Face Amount of your Policy.

• Option B – your Death Benefit will be the Total Face Amount of your Policy plus its Accumulated Value.

• Option C – your Death Benefit will be the Total Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions that reduce your Accumulated Value. However, the Death Benefit will never exceed the Option C Death Benefit Limit shown in the Policy Specifications.

You may choose between two Death Benefit Qualification Tests which are used to determine the Minimum Death Benefit:

• Cash Value Accumulation Test – generally does not limit the amount of premiums you can pay into your Policy.

• Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the Minimum Death Benefit will generally be smaller than under the Cash Value Accumulation Test.

The test you choose will generally depend on the amount of premiums you want to pay relative to your desired Death Benefit. We may limit premium payments to prevent your policy from being classified as a Modified Endowment Contract.

Accumulated Value

Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you have chosen, the timing and amount of premium payments you have made, Policy charges, and how much you have borrowed or withdrawn from the Policy.

You can access your Accumulated Value in several ways:

• Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

• Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.

• Income benefits – you can use withdrawal or surrender benefits to elect an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to elect an income benefit.

• Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while an Insured is alive.

Investment Options

You can choose to allocate your Net Premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers two Fixed Options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.

Tax Benefits

Your Beneficiary generally will not have to pay federal income tax on the portion of any Death Benefit Proceeds that are payable as a lump sum at death. You will also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.

Long-term Financial Planning

This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the FEE TABLES and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your life insurance producer.

Premium Payments

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances, for example, if the amount of premium you paid would result in your Policy no longer qualifying as life insurance or becoming a Modified Endowment Contract under the Tax Code.

Lapse

Your Policy stays In Force as long as you have sufficient Net Accumulated Value to cover your Policy’s monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have any insurance Coverage. There are costs associated with reinstating a lapsed Policy.

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your life insurance producer.

Investment Performance

Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in YOUR INVESTMENT OPTIONS. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.

See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.

Withdrawals and Loans

Making a withdrawal or taking out a loan may:

• change your Policy’s tax status

• reduce your Policy’s Total Face Amount

• reduce your Policy’s Death Benefit

• reduce the Death Benefit Proceeds paid to your Beneficiary

• make your Policy more susceptible to lapsing

• limit your access to the Policy’s Accumulated Value

Be sure to plan carefully before using these Policy benefits.

Your Policy’s withdrawal feature is not available until your first Policy Anniversary.

Policy Loans are not available until after the Free Look Period has expired, except as part of a 1035 exchange.

General Account

Unlike the assets in our Separate Account, the assets in our General Account are subject to liabilities arising from any of our other business. Our ability to pay General Account guarantees, including the Death Benefit, is backed by our financial strength and claims paying ability. We may be unable to meet our obligations with regard to the General Account interest guarantee.

Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.

If your Policy becomes a Modified Endowment Contract (MEC), distributions you receive beginning on the date the Policy becomes a MEC may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in VARIABLE LIFE INSURANCE AND YOUR TAXES.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.

Table 1 describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

TABLE 1 – Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum premium load	Upon receipt of premium	6.95% of premium
Maximum surrender charge Basic Coverage	Upon full surrender of Policy during the first 5 Policy Years	$0.71-$45.00 per $1,000 of Face Amount[1]
Charge for a representative Insured		Charge is $13.36 per $1,000 of Face Amount at end of Policy Year 1 for a male non-smoker who is Age 45 at Policy issue
Additional Coverage		No surrender charge
SVER Coverage		No surrender charge
ADMINISTRATIVE AND UNDERWRITING SERVICE FEES
Withdrawal charge[2]	Upon partial withdrawal of Accumulated Value	$25 per withdrawal
Transfer fees[2]	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year
Audits of premium/loan[2]	Upon request of audit of 2 years or more	$25
Duplicate Policy[2,3]	Upon request of duplicate Policy	$50
Illustration request[2]	Upon request of Policy illustration in excess of 1 per year	$25
Face Amount increase	Upon effective date of requested Face Amount increase	$100
Risk Class change[2]	Upon request for Risk Class change	$100
Adding an optional Rider[2]	Upon approval of specific request	$100

1  The surrender charge is based on Gender, Age and Risk Class of the Insured on the Policy Date or on the effective date of a later Coverage Layer. The surrender charge decreases monthly until it is reduced to $0 in Policy Year 6 and thereafter. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your life insurance producer for information on this charge for your Policy. The surrender charge for your Policy will be stated in the Policy Specifications.

2 We currently do not impose this charge.

3 Certificate of Coverage is available without charge.

Table 2 describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. The charges include those for individuals in a nonstandard risk category, if applicable.

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Administrative charge[1]
Maximum and current charge	Monthly Payment Date	$7.50
Asset charge[1]
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	0.45% annually (0.0375% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in Investment Options
Basic Coverage
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.02–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.02–$67.13 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.23 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[3]
Coverage charge[1,4]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.03–$1.68 per $1,000 of Coverage Layer Face Amount
Minimum and Maximum current charge		$0.00–$0.92 per $1,000 of Coverage Layer Face Amount
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.41 per $1,000 of Coverage Layer Face Amount for a male non-smoker who is Age 45 at Policy issue[3].
Additional Coverage
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.02–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.02–$67.05 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.23 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[3]
Coverage charge[1,4]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.29–$3.84 per $1,000 of Coverage Layer Face Amount
Minimum and Maximum current charge		$0
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $1.03 per $1,000 of Coverage Layer Face Amount for a male non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.00 per $1,000 of Coverage Layer Face Amount for a male non-smoker who is Age 45 at Policy issue[3]

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
SVER Coverage
Cost of Insurance[1,2]
Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.02–$83.34 per $1,000 of Net Amount At Risk
Minimum and Maximum current charge		$0.02–$67.05 per $1,000 of Net Amount At Risk
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.23 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk for a male non-smoker who is Age 45 at Policy issue[3]
Coverage charge[1,4]
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.00–$7.38 per $1,000 of Coverage Layer Face Amount
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.00 per $1,000 of Coverage Layer Face Amount for a male non-smoker who is Age 45 at Policy issue[3]
Loan interest charge
Maximum guaranteed and current charge	Policy Anniversary	2.75% of Policy’s Loan Account balance annually[5]
OPTIONAL RIDERS AND BENEFITS[6]
RIDER PROVIDING ADDITIONAL CASH VALUE PROTECTION:
Overloan Protection II Rider
Minimum and Maximum guaranteed and current charge	At exercise of benefit	1.12%–4.52% of Accumulated Value on date of exercise[8]
Charge for a representative Insured		Maximum guaranteed and current charge for a male non-smoker who exercises the Rider at Age 85 is 2.97% of Accumulated Value on date of exercise
RIDERS THAT PROVIDE ADDITIONAL BENEFITS:
Annual Renewable Term Rider–Additional Insured
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.02–$83.34 per $1,000 of Rider Face Amount
Charge for a representative Insured		Maximum guaranteed charge during Policy Year 1 is $0.16 per $1,000 of Rider Face Amount for a female non-smoker who is Age 45 at Policy issue[3]
Current charge during Policy Year 1 is $0.08 per $1,000 of Rider Face Amount for a female nonsmoker who is Age 45 at Policy issue[3]
Children’s Term Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.75–$1.05 per $1,000 of insurance Coverage on each child
Disability Benefit Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.40–$1.00 per $10 of monthly benefit
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.45 per $10 of monthly benefit for a male non-smoker who is Age 45 at Policy issue[3]

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Guaranteed Insurability Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.10–$0.29 per $1,000 of monthly benefit
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.28 per $1,000 of monthly benefit for a male non-smoker who is Age 35 at Policy issue[3,7]
Waiver of Charges Rider
Minimum and Maximum guaranteed and current charge	Monthly Payment Date	$0.04–$0.55 per $1,000 of Net Amount At Risk plus the ARTR-AI Face Amount (if any)
Charge for a representative Insured		Maximum guaranteed and current charge during Policy Year 1 is $0.07 per $1,000 of Net Amount At Risk plus the ARTR-AI Face Amount (if any) for a male non-smoker who is Age 45 at Policy issue[3]

1 This charge is reduced to zero on and after your Policy’s Monthly Deduction End Date.

2 Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance rates applicable to your Policy, and more detailed information about your cost of insurance rates is available on request from your life insurance producer or us. Also, before you purchase the Policy, you may request personalized Illustrations of your future benefits under the Policy based on the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated using the Net Amount At Risk. For an example of how the cost of insurance rates of the Coverage Components work together to affect your monthly deduction for this charge, see Appendix B.

3 Charges shown for this sample Policy may not be typical of the charges you will pay.

4 The Coverage charge rate is based on Gender, the Age and Risk Class of the Insured on the Policy Date, or date Rider is effective. Each Coverage Layer will have a corresponding Coverage charge related to the amount of the increase, based on the Gender, Age and Risk Class of the Insured at the time of the increase. Ask your life insurance producer for information on this charge for your Policy. The Coverage charges shown in the table may not be typical of the charges you will pay. The Coverage charge for your Policy will be stated in the Policy Specifications. For an example of how the Coverage charge rates of the Coverage Components work together to affect your monthly deduction for this charge, see Appendix B.

5 In addition to the loan interest charge, the Loan Accumulated Value that is used to secure Policy Debt will be credited interest at a minimum of 2.50%. Interest on the Loan Account and Policy Debt accrues daily. On each Policy Anniversary, we transfer the excess of the Policy Debt over Loan Accumulated Value from the Investment Options to the Loan Account. If the Loan Accumulated Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

6 Riders are briefly described under POLICY BENEFITS – Optional Riders and Benefits. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. Ask your life insurance producer for information on optional Rider charges for your Policy. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications.

7  Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

8 The charge to exercise the Overloan Protection II Rider is shown as a table in your Policy Specifications. The charge varies by the Insured’s gender, Risk Class and Age at the time the Rider is exercised. For more information on this Rider, see WITHDRAWALS, SURRENDERS AND LOANS – Overloan Protection II Rider.

Total annual Fund operating expenses

This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2015, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum
Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	2.55%
	Minimum	Maximum
Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.28%	2.15%

To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any waiver and/or expense reimbursement arrangement. The range of expenses in the second row includes the effect of waiver and/or expense reimbursement arrangements that will remain in effect. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding operating expenses of that Fund and any waivers in effect for each particular Fund.

Some Investment Options available to you are “fund of funds”. A fund of funds portfolio is a fund that invests in other funds in addition to other investments that the portfolio may make. Some funds of funds may have fees higher than other available Investment Options. The fees for the funds of funds Investment Options available under your Policy are in the range of total portfolio operating expenses disclosed above. For more information on these portfolios, please see the prospectuses for the Funds.

TERMS USED IN THIS PROSPECTUS

In this prospectus, you or your mean the policyholder or Owner. PL&A, we, us or our refer to Pacific Life & Annuity Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means a Pacific Select Exec V-NY variable life insurance policy, unless we state otherwise.

We have tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We have identified some of these below.

If you have any questions, please ask your life insurance producer or call us at (888) 595-6997.

Accumulated Value – the total amount of your Policy’s value allocated to the Variable Investment Options and any available Fixed Options, plus the amount in the Loan Account, on any Business Day.

Additional Coverage – is one of the Coverage Components under this policy and provides term life insurance coverage on the Insured.

Age – the Insured’s age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Basic Coverage – is one of the Coverage Components under this policy and provides life insurance coverage on the Insured.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – any day that the New York Stock Exchange and our Life Insurance Division are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation day in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.

Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.

Class – a subgroup of Insureds determined by a number of factors, including, but not limited to, the Death Benefit, Face Amount, Policy Date, policy duration, the Insured's Age and Risk Class, and the presence of optional riders and benefits.

Code or Tax Code – is the U.S. Internal Revenue Code of 1986, as amended.

Coverage – insurance coverage on the Insured as provided by the Policy or other Coverage Components.

Coverage Components – provide life insurance coverage on the Insured. There are three coverage components: Basic Coverage, Additional Coverage and SVER Coverage. Basic Coverage is a required Coverage Component. Additional Coverage and SVER Coverage are optional Coverage Components.

Coverage Layer – is the amount of coverage purchased at a given time for a Coverage Component. Each Coverage Component may have one or more Coverage Layers. Each Coverage Layer has an associated Face Amount, Risk Class, effective date, and charges.

Death Benefit – the amount which is payable on the date of the Insured's death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured's death, adjusted as provided in the Policy.

Death Benefit Qualification Test – either the Cash Value Accumulation Test or the Guideline Premium Test. This test determines what the lowest Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.

Face Amount – is the Face Amount of each Coverage Component.

Fixed Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us.

Fixed Accumulated Value – the total amount of your Policy’s value allocated to the Fixed Accounts.

Fixed LT Account – an account that is part of our General Account to which all or a portion of Net Premium payments may be allocated for accumulation at a fixed rate of interest declared by us.

Fixed Options – consist of one or more Fixed Accounts available under this policy, and are part of our General Account. The Fixed Accounts available as of the Policy Date are the Fixed Account and the Fixed LT Account. Net premiums and Accumulated Value under this policy may be allocated to one or more Fixed Accounts.

Free Look Right – your right to cancel (or refuse) your Policy and return it for a refund.

Fund –AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series, BlackRock Variable Series Funds, Inc., Dreyfus Variable Investment Fund, Fidelity® Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, M Fund, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, Pacific Select Fund, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., VanEck VIP Trust.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.

Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate(s) of return.

In Force – the status of a Policy when all requirements are met to provide a Death Benefit upon the death of the Insured.

In Proper Form – is when we will process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. In Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your life insurance producer if you have questions about the proper form required for a request.

Insured – the person on whose life the Policy is issued.

Investment Option – consist of the Variable Options, any available Fixed Options, and any additional investment options that we may add.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.

Loan Accumulated Value – the total amount of your Policy’s Accumulated Value allocated to the Loan Account.

Minimum Death Benefit – is based on the Death Benefit Qualification Test for the Policy and at any time will be no less than the minimum amount we determine to be required for this Policy to qualify as life insurance under the Code.

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Deduction End Date – the Policy Anniversary on and after which we do not deduct a monthly charge. The Monthly Deduction End Date for your Policy is shown in the Policy Specifications and does not change for the life of the Insured.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it is the same day each month thereafter.

Net Accumulated Value – the Accumulated Value less any Policy Debt.

Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy. We use a Net Amount At Risk to calculate the Cost of Insurance Charge. For Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.0020598, reduced by the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it is In Force. Two or more Owners are called Joint Owners.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries.

Policy Debt – the amount in the Loan Account, plus any interest you owe.

Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We will send you updated Policy Specification pages or supplemental schedules if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.

Riders – provide extra benefits, some at additional cost.

Risk Class – is determined during the underwriting process and is used to determine certain Policy charges.

Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Supplemental Schedule of Coverage – is the written notice we will provide you reflecting certain changes made to your Policy after the Policy Date.

SVER Coverage – is one of the Coverage Components under this policy and provides term life insurance coverage on the Insured.

Total Face Amount – is the sum of Face Amounts of all Coverage Layers of all Coverage Components. The Total Face Amount is used in determining the Death Benefit under this policy.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.

Variable Investment Option – one or more Variable Accounts available under this policy, and are part of the Separate Account.

Written Request – your signed request in writing, which may be required on a form we provide, and received by us at our Administrative Office, containing information we need to act on the request.

POLICY BASICS

Pacific Select Exec V-NY is a flexible premium variable life insurance policy that insures the life of one person and pays Death Benefit Proceeds after that person has died.

When you buy a Pacific Select Exec V-NY life insurance Policy, you are entering into a contract with Pacific Life & Annuity Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Issuing the Policy

Your life insurance producer will assist you in completing your application for the Policy. Your life insurance producer’s broker-dealer firm has up to 7 business days to review the application before it is sent to us. When we approve your application, we will issue your Policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Your Policy will be sent to your life insurance producer for delivery to you. You will be asked to sign a policy delivery receipt. For Policy delivery status, check with your life insurance producer.

Our obligations to you under the Policy begin when it is In Force. We consider your Policy In Force when the following requirements are met:

• all necessary contractual and administrative requirements are met, and

• we receive and apply the initial premium to the Policy.

If there are any outstanding contractual or administrative requirements that prevent your Policy from being placed In Force, your life insurance producer will review them with you no later than when the Policy is delivered. See HOW PREMIUMS WORK – Your Initial Premium for more information.

Your Policy will be In Force until one of the following happens:

• the Insured dies

• the grace period expires and your Policy lapses, or

• you surrender your Policy.

If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insured, and Beneficiaries

Owners

You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owners will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you have given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your life insurance producer for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your life insurance producer or legal counsel about designating ownership interests.

The Insured

This Policy insures the life of one person who is Age 85 or younger at the time you apply for your Policy, and who has given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Insured has died.

The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it is appropriate.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we are referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries

Here are some things you need to know about naming Beneficiaries:

• You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

• You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

• You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you are no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your life insurance producer for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Policy Date

Your Policy Date

This is usually the later of the day we approve your Policy application or when we receive all administrative requirements needed to issue the Policy. It is also the beginning of your first Policy Year. Your Policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your Policy Date.

The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month.

You or your life insurance producer may request that multiple applications have the same Policy Date and be placed In Force on a common date. For multilife or employer sponsored cases, please contact your life insurance producer for additional details.

Backdating your Policy

You can have your Policy backdated up to 6 months, as long as we approve it.

Backdating in some cases may lower your cost of insurance rates since these rates are based on the Age of the Insured. Your first premium payment must cover the premium load and monthly charges for the period between the backdated Policy Date and the day your Policy is issued.

Re-dating your Policy

Once your Policy is issued, you may request us to re-date your Policy. This means your Policy will have a new Policy Date. Re-dating will only be allowed back to the date money is received on your Policy, and can be the earlier of:

• the date your Policy is delivered to you and you paid initial premium, or

• the date we received the initial premium, if earlier than the delivery date.

If your delivery date is the 29th, 30th or 31st of any month, the Policy will be dated the 28th of that month.

If the Policy is re-dated, no Policy charges will be deducted for any period during which Coverage was not provided under the terms of the Policy and all Policy charges will be calculated from the new Policy Date. There will be no Coverage before the new Policy Date.

It may be disadvantageous to request that the Policy be re-dated. A new Policy Date may cause an Insured’s Age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since Policy Date, such as suicide and contestable clauses and surrender charge periods.

We will not re-date Policies that are issued with a temporary insurance premium. Policies with the Policy Date pre-determined under an employer or corporate sponsored plan may not be eligible to re-date.

Your Free Look Right

Your Policy provides a free look period once the Policy is delivered to you and you sign the Policy delivery receipt. During the free look period, you have the Free Look Right to cancel (or refuse) your Policy and return it with instructions to us or your life insurance producer for a refund.

You will find a complete description of the free look period that applies to your Policy on the Policy’s cover sheet, or on a notice that accompanies your Policy. The free look period ends 10 days after you receive your Policy. If you are replacing another life insurance policy, your free-look period ends 60 days after you receive your Policy.

Please call us or your life insurance producer if you have questions about your Free Look Right.

The amount of your refund will be the amount of the premium payments you have made. We will always deduct any Policy Debt from the amount we refund to you.

If you exercise your Free Look Right, the amount we refund to you depends on whether your policy is issued as a replacement of existing insurance or not. Your initial Net Premium is first allocated to the Fidelity® VIP Government Money Market Variable Account, then once all requirements to place your policy in force have been satisfied, we transfer the Accumulated Value in the Fidelity® VIP Government Money Market Variable Account to the Investment Options you have chosen, provided that if we are required to refund your premium if you exercise your Free Look Right, such transfer will be delayed until 15 days after we issue your Policy.

If you exercise your Free Look Right and your policy is not issued as a replacement of existing insurance, we will refund your premium. If you exercise your Free Look Right and your policy is issued as a replacement of existing insurance, we will refund

• any charges or taxes we have deducted from your premiums

• the Net Premiums allocated to the Fixed Options

• the Accumulated Value allocated to the Variable Investment Options

• any monthly charges and fees we have deducted from your Policy’s Accumulated Value in the Variable Investment Options.

Timing of Payments, Forms and Requests

Effective date

Once your policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item In Proper Form.

You may reach our service representatives on any Business Day at (888) 595-6997 between the hours of 5 a.m. through 5 p.m. Pacific time.

Please send your forms and written requests or questions to:

Pacific Life & Annuity Company

P.O. Box 2030

Omaha, NE 68103

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467

You may also submit variable transaction requests electronically at: Transactions@pacificlife.com

Sending any application, premium payment, form, request or other correspondence to any other address will not be considered In Proper Form and will result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive In Proper Form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them In Proper Form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them In Proper Form.

Electronic Information Consent

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual and semi-annual reports, quarterly statements and immediate confirmations, proxy solicitation, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, via our Internet website, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Not all Policy documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned Policies, both Owners are consenting to receive information electronically. Documents will be available on an Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• We impose no additional charge for electronic delivery, although your Internet provider may charge for Internet access.

• You must provide a current e-mail address and notify us promptly when your e-mail address changes.

• You must update any e-mail filters that may prevent you from receiving e-mail notifications from us.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned Policies, both Owners are consenting that the primary Owner will receive information electronically. (Only the primary Owner will receive e-mail notices.)

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

We are not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call (888) 595-6997 if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.

When we make payments and transfers

We will normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request In Proper Form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

• the New York Stock Exchange closes on a day other than a regular holiday or weekend

• trading on the New York Stock Exchange is restricted

• an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

• the SEC permits a delay for the protection of Policy Owners.

We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We will pay interest at an annual rate of at least 2.50% on any withdrawals or surrender proceeds from the Fixed Options that we delay for 10 days or more.

Death Benefit Proceeds paid are subject to the conditions and adjustments defined in other Policy provisions, such as General Provisions, Withdrawals, Policy Loans, and Timing of Payments. We will pay interest on the Death Benefit Proceeds from the date of death at a rate not less than the rate payable for funds left on deposit. If payment of Death Benefit Proceeds is delayed more than 31 calendar days after we receive the above requirements needed to pay the claim, we will pay additional interest at a rate of 10% annually beginning with the 31st calendar day. Death Benefit Proceeds are paid as a lump sum unless you choose another payment method, as described in GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit. Contact us, your life insurance producer, or refer to your Policy or Rider to determine if state specific differences apply.

Statements and Reports We Will Send You

We send the following statements and reports to policy owners:

• a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

• a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

• supplemental schedules of benefits and planned periodic premiums. We will send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

• financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We will also send you financial statements that we receive from the other Funds.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your policy. We assume transactions are accurate unless you notify us in writing within 90 days from the date of the transaction confirmation on which the error occurred or if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to us as undeliverable multiple times, we will discontinue mailing to your last known address. We will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access documents online by visiting www.PacificLifeandAnnuity.com, or receive copies of documents from us upon request.

Prospectus and Fund Report Format Authorization

Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports on CD-ROM, via US mail service. If you wish to receive Documents electronically or via CD-ROM, you authorize us to do so by indicating this preference on the application, via telephone, or by sending us a Written Request to receive such Documents electronically. We do not charge for this service.

For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.

Telephone and Electronic Transactions

We may accept telephone or electronic instructions if you completed the appropriate section on your application, or you may give us authorization later by completing a Transaction Authorization Form. As long as we have your signed authorization on file, you may give us instructions regarding the following Policy transactions by telephone or electronically through our website:

• change your premium allocations

• make transfers between Investment Options

• give us instructions regarding the dollar cost averaging or portfolio rebalancing services

• request a Policy loan (by telephone only).

Certain life insurance producers are able to give us instructions electronically if authorized by you. You may appoint anyone to give us instructions on your behalf by completing and filing a Transaction Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

• If your Policy is jointly owned, all Joint Owners must sign the Transaction Authorization Form. We will take instructions from any Owner or anyone you appoint.

• We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

• A new Transaction Authorization Form will be required when a registered representative changes to a new Broker-Dealer.

We will send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

• we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

• neither we, the Administrator, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

• you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

Understanding Policy Expenses and Cash Flow (including fees and charges of Fund portfolios)

The chart to the right illustrates how cash normally flows through a Policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.

Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you will be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.

In some states we will hold your Net Premium payments in the Fidelity® VIP Government Money Market Variable Account until the Free Look Transfer Date. Please turn to POLICY BASICS – Your Free Look Right for details.

POLICY BENEFITS

Your Policy provides three types of benefits:

1. Death Benefits, based on the Policy’s Total Face Amount

2. Cash Surrender benefits, based on the Policy’s Accumulated Value

3. Optional Riders and benefits

The Death Benefit

We will pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.

Your Policy’s Death Benefit depends on three choices you must make:

• The Total Face Amount

• The Death Benefit Option

• The Death Benefit Qualification Test

The Policy’s Death Benefit is the higher of:

1. The Death Benefit calculated under the Death Benefit Option in effect; or

2. The Minimum Death Benefit according to the Death Benefit Qualification Test that applies to your Policy.

Certain Riders may impact the Policy’s Death Benefit, see Optional Riders and Benefits.

The Face Amount

Your Policy’s initial amount of insurance Coverage is the sum of the Face Amounts of the initial Coverage Components. We determined the Face Amount based on instructions provided in your application.

There are three Coverage Components in a Select Exec V-NY Policy:

• Basic Coverage

• Additional Coverage

• SVER Coverage

The minimum Total Face Amount when a Policy is issued is usually $50,000, but we may reduce this in some circumstances. You choose the proportion of your Policy’s Face Amount that is made up of Basic Coverage, Additional Coverage and SVER Coverage. You will find your Policy’s initial Total Face Amount, including a summary of Face Amount by Coverage Component, in your Policy Specifications.

The Coverage Components provide some flexibility in structuring the Total Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs. Each Coverage Component has its own set of rates for calculating cost of insurance charges, Coverage charges and the surrender charge. The proportion of Coverage Components may affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

You will find examples of how the Coverage Components work together to affect monthly deductions for Policy charges in Appendix B.

Combining Basic Coverage with the Additional Coverage Component may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Basic Coverage has guaranteed maximum charges that are lower than the guaranteed maximum charges of the Additional Coverage Component.

Combining Basic Coverage with the SVER Coverage Component may improve Accumulated Value accrual in the early years of your Policy, but could result in either higher or lower charges than under the Basic Coverage alone. The timing of certain charges for Policies held for certain periods may also be affected.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You should discuss your insurance needs and financial objectives with your life insurance producer before purchasing any life insurance product. Your life insurance producer can provide you with additional Illustrations showing the effects of different proportions of Coverage Components to help you make your decision. You should also consider a periodic review of your Coverage with your life insurance producer.

Changing the Face Amount

You can increase or decrease your Policy’s Face Amount as long as we approve it. If you change the Face Amount, we will send you a supplemental schedule of benefits and premiums.

• You can change the Face Amount as long as the Insured is alive.

• You can only change the Face Amount once in any Policy Year.

• You must send us your Written Request while your Policy is In Force.

• Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

• The Insured will also need to agree to the change in Face Amount, if you are not the Insured.

• Increasing the Face Amount may increase the Death Benefit, and decreasing the Face Amount may decrease the Death Benefit. The amount the Death Benefit changes will depend, among other things, on the Death Benefit Option you have chosen and whether, and by how much, the Death Benefit is greater than the Face Amount before you make the change.

• Changing the Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

• If your Policy’s Death Benefit is equal to the Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, the withdrawal may be taxable. We will not charge you a withdrawal fee for these withdrawals. Please turn to WITHDRAWALS, SURRENDERS AND LOANS for information about making withdrawals.

• We can refuse your request to make the Face Amount less than $1,000.00. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

Increasing the Face Amount

Here are some additional things you should know about requesting an increase in the Face Amount under the Policy:

• The insured must be Age 85 or less.

• You must give us satisfactory evidence of insurability.

• Each increase you make to the Face Amount must total $25,000 or more.

• You may increase the Face Amount of one or more Coverage Components.

• We may charge you a fee of up to $100 for each increase. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

• Each increase in Face Amount creates a new Coverage Layer for that Coverage Component. Each Coverage Layer will have an associated cost of insurance rate, Coverage charge, and surrender charge.

• You may not increase the Face Amount of any Coverage Component if you have previously requested a decrease in Face Amount.

• We reserve the right to limit Face Amount increases to one per Policy Year.

Decreasing the Total Face Amount

Decreasing the Total Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

• part of your premium payments to you if you have chosen the Guideline Premium Test, or

• make distributions from the Accumulated Value, which may be taxable. For more information, please see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Here are some additional things you should know about decreasing the Total Face Amount under the Policy:

• The Face Amount of any Coverage Layer is eligible for decrease on or after the first anniversary of its effective date.

• We will apply any decrease in the Face Amount to eligible Coverage Layers in the following order:

• to the most recent eligible increases you made to the Face Amount

• to the initial Face Amount.

• We do not charge you for a decrease in Face Amount.

If any Coverage Layers to be decreased have the same effective date, they will be decreased in the following order:

• Additional Coverage

• SVER Coverage

• Basic Coverage.

• We can refuse your request to decrease the Total Face Amount if making the change means:

• your Policy will no longer qualify as life insurance

• the distributions we will be required to make from your Policy’s Accumulated Value will be greater than your Policy’s Net Cash Surrender Value

• your Policy will become a Modified Endowment Contract and you have not told us in writing that this is acceptable to you.

Death Benefit Options

The Policy offers three Death Benefit Options, Options A, B, and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

Here are some things you need to know about the Death Benefit:

• You choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application

• If you do not choose a Death Benefit Option, we will assume you have chosen Option A

• If you do not choose a Death Benefit Qualification Test, we will assume you have chosen the Guideline Premium Test.

• The Death Benefit will always be the greater of the Death Benefit under the Death Benefit Option you choose or the Minimum Death Benefit, calculated using the Death Benefit Qualification Test you have chosen.

• The Death Benefit will never be lower than the Total Face Amount of your Policy if you have chosen Option A or B. The Death Benefit Proceeds will always be reduced by any Policy Debt.

• We will pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the Insureds death.

The Death Benefit Options are:

Option A – the Total Face Amount of your Policy.	Option B – the Total Face Amount of your Policy plus its Accumulated Value.	Option C – the Total Face Amount of your Policy plus the total premiums you have paid minus any withdrawals or distributions that reduce your Accumulated Value.

	The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.	The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.

The graphs are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

Limits on Option C

The following limits apply to Option C:

• To elect Option C, the Insured must be Age 80 or younger at the time the Policy is issued.

• The Death Benefit calculated under Option C will be limited to the amount shown in the Policy Specifications as the “Option C Death Benefit Limit,” an amount which will never exceed four times the Initial Total Face Amount of your Policy on the Policy Date.

Changing Your Death Benefit Option

You can change your Death Benefit Option while your Policy is In Force, subject to the following:

• You can change the Death Benefit Option once in any Policy Year.

• You must send us your Written Request.

• You can change from any Death Benefit Option to Option A or Option B.

• You cannot change from any Death Benefit Option to Option C.

• The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we will process it that day.

• The Total Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change. We will not let you change the Death Benefit Option if doing so means the Face Amount of your Policy will become less than $1,000.

• Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

• The new Death Benefit Option will be used in all future calculations.

We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you have told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in VARIABLE LIFE INSURANCE AND YOUR TAXES.

Choosing a Death Benefit Qualification Test

This Policy offers two ways to calculate the Minimum Death Benefit: the Cash Value Accumulation Test and the Guideline Premium Test. These are called Death Benefit Qualification Tests. The test you choose will generally depend on the amount of premiums you want to pay.

Your Death Benefit Qualification Test affects the following:

• premium limitations

• amount of Minimum Death Benefit

• monthly cost of insurance charges

• flexibility to reduce Face Amount.

Each test determines what the Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.

Cash Value Accumulation Test

If you choose the Cash Value Accumulation Test, your Policy’s Minimum Death Benefit will be the greater of:

• the lowest Death Benefit amount that’s needed for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or

• 101% of the Policy’s Accumulated Value.

Under this test, a Policy’s Death Benefit must be large enough to ensure that its Cash Surrender Value, as defined in Section 7702 of the Tax Code (and which is based on Accumulated Value, among other things), is never larger than the Net Single Premium that’s needed to fund future benefits under the Policy. The Net Single Premium under your Policy varies according to the Insured’s Age, sex, and Risk Class. It is calculated using an interest rate of at least 4% and the guaranteed mortality charges at the time the Policy is issued. We will use a higher interest rate if we have guaranteed it under your Policy.

An example

For a Policy that insures a male, Age 45 when the Policy was issued, with a standard nonsmoking Risk Class, in Policy Year 6 the Minimum Death Benefit under the Cash Value Accumulation Test is calculated by multiplying the Accumulated Value by a “Net Single Premium factor” of 3.0230.

Guideline Premium Test

Under this test, the Minimum Death Benefit is calculated by multiplying your Policy’s Accumulated Value by a Guideline Premium Death Benefit percentage. The Death Benefit percentage is based on the Age of the Insured, so it varies over time. It is 250% when the

Insured is Age 40 or younger, and reduces as the person gets older. You will find a table of Death Benefit percentages in Appendix A of this prospectus and in your Policy.

Under the Guideline Premium Test, the total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

• the guideline single premium or

• the sum of the guideline level annual premiums to date.

Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that shows you the guideline single premium and guideline level annual premiums.

If you increase or decrease your Coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

Comparing the Death Benefit Qualification Tests

The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

	Cash Value Accumulation Test	Guideline Premium Test
Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code
Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy
Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy
Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

1 We may limit premium payments to prevent your Policy from being classified as a Modified Endowment Contract.

Examples of Death Benefit Calculations

The tables below compare the Death Benefits provided by the Policy’s available Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate based on the Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The example below assumes the following:

• the Insured is Age 45 at the time the Policy was issued and dies at the beginning of the sixth Policy Year

• Face Amount is $100,000

• Accumulated Value at the date of death is $25,000

• total premium paid into the Policy is $30,000

• the Minimum Death Benefit under the Guideline Premium Test is $46,250 (assuming a Guideline Premium Test factor of 185% of the Accumulated Value)

• the Minimum Death Benefit under the Cash Value Accumulation Test is $75,575 (assuming a Net Single Premium factor of 3.0230 of the Accumulated Value).

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$46,250	$74,794.45
Option B	Total Face Amount plus Accumulated Value	$125,000	$46,250	$99,743.05
Option C	Total Face Amount plus premiums less distributions	$130,000	$46,250	$104,732.78

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$75,575	$74,794.45
Option B	Total Face Amount plus Accumulated Value	$125,000	$75,575	$99,743.05
Option C	Total Face Amount plus premiums less distributions	$130,000	$75,575	$104,732.78

If the Death Benefit equals the Minimum Death Benefit, any increase in Accumulated Value will cause an automatic increase in the Death Benefit.

Here’s the same example, but with an Accumulated Value of $75,000. Because Accumulated Value has increased, the Minimum Death Benefit is now:

• $138,750 for the Guideline Premium Test

• $226,433 for the Cash Value Accumulation Test.

		If you select the Guideline Premium Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$138,750	$63,464.80
Option B	Total Face Amount plus Accumulated Value	$175,000	$138,750	$99,640.28
Option C	Total Face Amount plus premiums less distributions	$130,000	$138,750	$63,464.80

		If you select the Cash Value Accumulation Test, the Death Benefit is the larger of these two amounts
Death Benefit Option	How it’s calculated	Death Benefit under the Death Benefit Option	Minimum Death Benefit	Net Amount At Risk used for cost of insurance charge
Option A	Total Face Amount	$100,000	$226,725	$151,258.95
Option B	Total Face Amount plus Accumulated Value	$175,000	$226,725	$151,258.95
Option C	Total Face Amount plus premiums less distributions	$130,000	$226,725	$151,258.95

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds effective the end of the day the Insured dies. If the Insured dies on a day that is not a Valuation Day, any portion of the Death Benefit Proceeds attributed to the Variable Accumulated Value is determined as of the next Valuation Day.

Your Policy’s Beneficiary must send us proof that the Insured died while the Policy was In Force, along with payment instructions. Your Beneficiary can choose to receive the Death Benefit Proceeds in a lump sum or use it to elect an income benefit. See GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you have added, minus any Policy Debt, minus any overdue Policy charges.

It is important that we have a current address, social security number, telephone number and email address for each designated Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to the designated Beneficiary within the dormancy period defined by a state's Unclaimed Property laws or regulations, we will be required to pay the Death Benefit Proceeds to the applicable state.

Optional Riders and Benefits

There are optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your life insurance producer for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered.

Investment Allocation Requirements

At initial purchase and during the entire time that you own certain optional benefit Riders, you must allocate your entire Accumulated Value to the Investment Options we make available for these Riders. You must allocate 100% of your Accumulated Value among the allowable Investment Options.

Allowable Investment Options
American Funds IS Asset Allocation Fund	Portfolio Optimization Moderate
BlackRock Global Allocation V.I. Fund	Portfolio Optimization Growth
GE Investments Total Return Fund	PIMCO Global Multi-Asset Managed Allocation Portfolio
Pacific Dynamix-Conservative Growth	Fixed Account
Pacific Dynamix-Moderate Growth	Fixed LT Account
Pacific Dynamix-Growth
Portfolio Optimization Conservative
Portfolio Optimization Moderate-Conservative

By adding certain optional benefit Riders to your Policy, you agree to the above referenced investment allocation requirements for the entire period that you own a Rider. These requirements may limit the number of Investment Options that are otherwise available to you under your Policy. We reserve the right to add, remove or change allowable Investment Options at any time. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under these Riders, or otherwise. If such a change is required, we will provide you with reasonable notice (generally 90 calendar days unless we are required to give less notice) prior to the effective date of such change to allow you to reallocate your Accumulated Value to maintain your Rider benefits. If you do not reallocate your Accumulated Value your Rider will terminate.

Asset allocation does not guarantee future results, ensure a profit, or protect against losses. The investment allocation requirements may reduce overall volatility in investment performance, may reduce investment returns, and may reduce the likelihood that we will be required to make payments under the optional benefit Riders. The reduction in volatility permits us to more effectively provide the guarantees under the Policy. Certain of the asset allocation portfolios that are allowable Investment Options, including the Pacific Select Fund asset allocation portfolios, may use futures and options to reduce the portfolios’ equity exposure during periods when market indicators suggest high market volatility. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including periods when specified benchmark indexes are appreciating but market volatility is high. As a result, your Accumulated Value may increase less than it would have without these defensive actions.

Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your life insurance producer to decide whether an optional benefit is appropriate for you.

Certain restrictions may apply and are described in the Rider or benefit. We will add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.

There are two types of riders available under the Policy

• Riders that provide additional cash value protection

• Riders that provide additional benefits

Riders that provide additional cash value protection (terms for these Riders are described below):

Overloan Protection II Rider

After meeting certain conditions, exercising this Rider guarantees the Policy will not lapse.

Riders that provide additional benefits to you or your family:

Annual Renewable Term Rider – Additional Insured

Provides annual renewal term insurance on members of the Insured’s immediate family.

Children’s Term Rider

Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child.

Disability Benefit Rider

Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability, until he or she reaches age 65.

Guaranteed Insurability Rider

Gives the right to buy additional insurance on the life of the Insured on certain specified dates without proof of insurability.

Waiver of Charges Rider

Waives certain charges if the Insured becomes totally disabled before age 60.

More detailed information about the riders appears below.

• Overloan Protection II Rider

The Rider After Policy Issue

The Rider cannot be exercised during the first 15 Policy Years or before the Insured is Age 75, but there is a minimum premium requirement during the first five Policy Years to keep the Rider in effect prior to exercise. There is no charge for this Rider unless you exercise it. Please see Rider Termination below for termination conditions of the Rider before and after exercise. You may not pay premiums or take withdrawals from your Policy after exercise of the Rider. The Rider may not be exercised after the Policy has entered the grace period.

Premium payments, less Policy loans and withdrawals, must equal or exceed the minimum five-year premium. The minimum five-year premium equals 350% of the lesser of your Policy’s guideline level premium or seven-pay premium at issue and is shown in your Policy Specifications. The minimum five-year premium for your Policy will not change. If enough cumulative premium has not been paid during the first five Policy Years to satisfy this requirement, we will send you a notice stating the amount of additional premium that must be paid to keep the Rider in effect. You will have at least 60 days after the mailing of the notice to pay additional premium to keep this Rider in effect. If we have not received the additional premium by that date, this Rider will terminate.

The Rider At Exercise

The exercise effective date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider and all exercise requirements are met. To exercise the Rider, each of the following conditions must be true as of the exercise effective date:

• The minimum five-year premium requirement was met.

• The Death Benefit Option is Option A.

• The Policy must have been In Force for at least 15 years.

• The Insured’s Age is within the range of Ages shown in the Overloan Protection Rider section of the Policy Specifications. The Rider may not be exercised if the Insured is younger than Age 75 or older than Age 120.

• There must be sufficient Accumulated Value to cover the rider exercise charge as described below.

• The Policy Debt is greater than the Face Amount, but less than 99.9% of the Accumulated Value after the charge for this Rider has been deducted from the Accumulated Value.

• There are no projected forced distributions of Accumulated Value for any Policy Year.

• The Guideline Premium Limit for the Policy will remain greater than zero at all times prior to Insured’s Age 100.

• The Policy must not be a Modified Endowment Contract, and exercising this Rider must not cause the Policy to become a Modified Endowment Contract.

• There are no Riders requiring charges after the exercise effective date, other than this Rider and any term insurance Rider on the Insured, and there must not be any change in term insurance Rider Face Amount scheduled to take effect after the exercise effective date. You must terminate any Riders requiring charges and any scheduled changes in term insurance prior to exercise of this Rider.

• The policy must not be in the grace period.

Contact us if you have any questions about your eligibility to exercise this Rider.

On the exercise effective date, we:

1. Transfer any Accumulated Value in the Investment Options into the Fixed Account. No transfer charge will be assessed for such transfer, nor will it count against, or be subject to, any transfer limitations that may be in effect.

2. Deduct the charge for this Rider from your Policy’s Accumulated Value.

There is a one-time charge to exercise this Rider. The charge will not exceed the Accumulated Value multiplied by the overloan protection rate shown for the Insured’s Age at exercise in the Policy Specifications, as of the exercise effective date. The charge ranges from 1.12% to 4.52% of the Policy’s Accumulated Value, and is based on the Insured’s gender, Risk Class and Age at the time the Rider is exercised. There is no charge if the Rider is never exercised. After exercise of the Rider, and while it continues in effect, the Policy’s lowest Death Benefit will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt.

An example

For a male, standard non-smoker Insured, Age 85 when the Rider is exercised, the charge will be 2.97% of the Policy’s Accumulated Value on the exercise effective date. If the Policy’s Accumulated Value is $25,000, the charge deducted from the Accumulated Value on the exercise effective date is $742.50. ($25,000 × 2.97% = $742.50).

The Rider After Exercise

After the exercise effective date and as long as the Rider stays in effect, the Policy will not lapse if the Accumulated Value is insufficient to cover Policy charges, even if the insufficiency is caused by Policy Debt exceeding Accumulated Value.

After the exercise of the Rider, the Minimum Death Benefit of the Policy will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt. Calculation of the Death Benefit, Minimum Death Benefit and Death Benefit Proceeds is described in THE DEATH BENEFIT.

Rider Termination

This Rider will terminate on the earliest of the following events:

• You do not pay enough premium to meet the minimum five-year premium requirement;

•  The Policy terminates;

• You make a Written Request to terminate this Rider; or

• If, after the exercise effective date:

• any premium is paid

• any withdrawal is taken

• any loan repayment is made, other than for loan interest due

• any Policy benefit is changed or added at your request

• any transfer among the Investment Options is done at your request.

If the Rider terminates after the exercise effective date and while the Policy is In Force, any amount by which the Policy Debt exceeds the Accumulated Value is due and payable to us.

• Annual Renewable Term Rider – Additional Insured

Provides annual renewable term insurance on any member of the Insured’s immediate family who is Age 79 or younger at the time the Rider is issued. We refer to each person insured under the Rider as a covered person. You have the flexibility to delete a covered person from the Rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any such addition of a covered person.

At any time while the Rider is in effect and before any covered person reaches Age 65, you may convert the Rider to a whole life or any higher premium plan we regularly issue at the time of the conversion. The Rider may also be converted during the first two years it is in effect, regardless of the covered person’s Age, or upon the death of the Insured under the Policy. If you convert the Rider, a new Policy will be issued on the covered person and Coverage under the Rider will terminate.

The guaranteed monthly cost of insurance rates for each covered person will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when the last covered person reaches Age 121.

• Children’s Term Rider

Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child. To be eligible for Coverage, the Insured must be Age 55 or younger, and the child must be Age 21 or younger at Policy issue and named in the application for this Rider or born or adopted thereafter. Newborn children are covered from 14 days of age. The term insurance under the Rider may be converted for a new policy on each child on the earlier of the child’s 25th birthday or the date the Insured becomes

Age 65, as long as the child is still living. If the Insured dies before the conversion date, the term insurance on each child will become paid-up and a separate policy for the paid-up insurance will be issued with the child as owner. For each child, if you convert the Rider, or if paid-up insurance is issued, Coverage for that child under the Rider will terminate. The monthly charge will be shown in your Policy Specifications.

• Disability Benefit Rider

Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability as stated in the Rider provisions, until he or she reaches Age 65. You may purchase the Rider only at Policy issue. The monthly charge for the Rider appears in your Policy Specifications.

This Rider is not available if you select a Waiver of Charges Rider.

The Rider will terminate on the earliest of your Written Request, on termination of this Policy, or when the Insured becomes Age 60.

• Guaranteed Insurability Rider

Gives the right to buy additional insurance on the life of the Insured on specified dates without proof of insurability. The Rider is available for an Insured who is not in a substandard Risk Class and is Age 37 or younger when the Policy is issued. Subject to certain conditions, you may have some flexibility to change the option dates.

Charges and option dates for this Rider appear in your Policy Specifications. To add the additional insurance, we must receive your Written Request within 31 days of the option date for that additional Coverage. The increase in Face Amount will take effect on the option date if the Insured is then living. Any option not exercised on its option date will expire. You elect to increase the Face Amount of one or more coverage components at the time you exercise an option.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or 31 days after the last option date.

• Waiver of Charges Rider

Waives any monthly cost of insurance charges, administrative charges and M&E Risk Face Amount charges for the Policy, and any monthly cost of any Rider benefits which fall due while the Insured is totally disabled, under the provisions of the Rider. We will not waive any charges that are due more than one year before we receive proof of total disability, or which fall due before the Insured’s Age 5. The monthly charge for the Rider appears in your Policy Specifications.

The Rider is available for Insureds Age 55 or younger who are not in a substandard Risk Class. You may purchase the Rider at Policy issue or any time while the Policy is In Force. If you request to purchase the Rider after your Policy is issued, we may charge you an underwriting service fee of $100 at the time of your request. If regular evidence of insurability for new life insurance is being submitted, no additional evidence of insurability for a Waiver of Charges Rider is usually needed. If you apply for an increase in Face Amount under an insurability option or conversion option, and if the Waiver of Charges Rider was included in the original Coverage, the evidence needed to include the Waiver of Charges Rider on the new insurance is a statement that the Insured is not totally disabled. Except as stated above, satisfactory evidence of insurability is required.

This Rider is not available if you select a Disability Benefit Rider.

The Rider will terminate (without affecting any claim for disability occurring before such termination) on the earliest of your Written Request, on lapse or termination of this Policy, or when the Insured reaches Age 60.

Things to Keep in Mind

We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance Coverage through a Policy alone. Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.

HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See VARIABLE LIFE INSURANCE AND YOUR TAXES for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you have chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you have taken advantage of, you may need to make additional premium payments to cover monthly deductions for Policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.

Your Initial Premium

We apply your first premium payment to the Policy on the later of the day we receive it or the day we receive all contractual and administrative requirements necessary for your Policy to be In Force. See HOW PREMIUMS WORK – Allocating Your Premiums for more information on when your first Net Premium is allocated to the Investment Options.

If you have outstanding contractual and administrative requirements, your life insurance producer will notify you of a delivery date when any outstanding requirements are due to us, not to exceed 45 days from the date we issue your Policy. If we do not receive your first premium payment and all contractual and administrative requirements on or before the delivery date, we can cancel the Policy and refund any premium payment you have made. We may extend the delivery date in some cases.

Planned Periodic Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

• You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

• We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer Plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice – called a list bill – that reminds you of your payments for all of your Policies. We require at least three participants for a list bill. You can choose to receive the list bill every month.

• If you have any Policy Debt, we will treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we will treat it as a premium payment.

You do not have to make the premium payments you have scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to YOUR POLICY’S ACCUMULATED VALUE for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

• by personal check, drawn on a U.S. bank

• by cashier’s check, if it originates in a U.S. bank

• by money order in a single denomination of more than $10,000 for inforce payments, if it originates in a U.S. bank

• by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

• by temporary check with the ABA routing number and account number pre-printed on the check

• wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

•  cash

•  credit card or check drawn against a credit card account

• traveler’s checks

• cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

• money order in a single denomination of $10,000 or less

• third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

• wire transfers that originate from foreign bank accounts.

If your Policy is subject to the Minimum Death Benefit, and you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit regardless of which Death Benefit Option you have selected. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. For more information, see YOUR POLICY’S ACCUMULATED VALUE on how cost of insurance charges are calculated.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer Plan

Once you have made your first premium payment, you can make monthly premium payments or loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

• You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

• If you do not specify a day for us to make the withdrawal, we will withdraw the payment on your Policy’s monthly anniversary.

• If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as loan repayment unless you have requested that payments be applied as premium payments. Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

Deductions From Your Premiums

We deduct a maximum premium load of 6.95% from each premium payment you make.

This charge helps pay for the cost of distributing our Policies, and is also used to pay state and local premium taxes, any other taxes that may be imposed, and to compensate us for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy acquisition expenses for federal income tax purposes. These consequences are referred to as the deferred acquisition cost (“DAC tax”).

Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make

We will not accept premium payments after your Policy’s Monthly Deduction End Date.

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

• If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

• If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES. You should speak to a qualified tax adviser for complete information regarding Modified Endowment Contracts.

• If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Minimum Death Benefit or would be equal to it once we applied your premium payment.

You will find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you have chosen on your application on the day we receive them. Please turn to YOUR INVESTMENT OPTIONS for more information about the Investment Options.

We allocate your first premium on the Free Look Transfer Date. We hold your Net Premiums in the Fidelity® VIP Government Money Market Variable Account until the Free Look Transfer Date, and then transfer them to the Investment Options you have chosen.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you will receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you have chosen, the premium payments you have made, Policy charges and how much you have borrowed or withdrawn from the Policy.

If your Accumulated Value less any Policy Debt is insufficient to pay for Policy charges, your policy will enter its Grace Period. If you do not pay sufficient premium during the Grace Period to restore your Policy’s Accumulated Value, your Policy will lapse.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see WITHDRAWALS, SURRENDERS AND LOANS – Taking Out a Loan for information about loans and the Loan Account.

We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in YOUR INVESTMENT OPTIONS.

Persistency Credit

Your Policy may be eligible for a persistency credit. Here is how it works:

Beginning on your 6th Policy Anniversary and on each Policy Anniversary thereafter, we may credit your Policy with a persistency credit of 0.20% on an annual basis. We calculate the persistency credit amount on your Policy’s average Accumulated Value less any Policy Debt on each Monthly Payment Date during the preceding Policy Year. We add it proportionately to your Fixed and Variable Options according to your most recent allocation instructions.

Beginning on your 16th Policy Anniversary, we may increase your annual persistency credit to 0.35%.

Beginning on your 21st Policy Anniversary, we may increase your annual persistency credit to 0.50%.

Your Policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, the timing and amount of your premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You will find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.

Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of five charges:

1. cost of insurance charge

2. administrative charge

3. Coverage charge

4. charges for optional Riders and benefits

5. asset charge

Cost of insurance

This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

We deduct a cost of insurance charge based on the cost of insurance rate and Net Amount At Risk for each Coverage Layer.

There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 2001 Commissioners Standard Ordinary Mortality Tables. The cost of insurance rates take into consideration the Age and gender of the Insured unless unisex rates are required. Gender blended tables are used for unisex cost of insurance rates. They are also used when a Policy is owned by an employer in connection with employment-related or benefit programs.

Our current cost of insurance rates will apply uniformly to all members of the same Class. Any changes in the cost of insurance rates will apply uniformly to all members of the same Class. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates do not and will not exceed the guaranteed rates in the future.

How we calculate cost of insurance
We calculate cost of insurance by multiplying the current cost of insurance rate by a Net Amount At Risk at the beginning of each Policy month.

The Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the monthly charge is due.

First, we calculate the total Net Amount At Risk for your Policy in two steps:
• Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.0020598.
• Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in Step 1.
Next, we allocate the Net Amount At Risk in proportion to the Face Amount of each Coverage Layer that’s In Force as of your Monthly Payment Date.
We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each Coverage Layer. The sum of these amounts is your cost of insurance charge.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Minimum Death Benefit.

Guaranteed period

We will guarantee our current cost of insurance rates for five years on Basic Coverage and SVER Coverage. There is no guaranteed period for Additional Coverage.

If you increase the Face Amount, the cost of insurance rates associated with the increase will have a five-year guaranteed period. This will be effective on the day of the increase.

Administrative charge

We deduct a charge not to exceed $7.50 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase. The administrative charge is $0 on and after the Monthly Deduction End Date.

Coverage charge

We deduct a Coverage charge every month to help cover the costs of distributing our Policies. Each Coverage Layer has its own Coverage charge. The amount deducted monthly is the sum of the Coverage charges calculated for each Coverage Layer in effect. Like other Policy charges, we may profit from the Coverage charge and may use these profits for any lawful purpose such as the payment of administrative costs. The Coverage charge for each Coverage Component at issue is charged at a rate that is based on the Insured’s Age, Gender and Risk Class on the Policy Date. Additional Coverage Layers will have a Coverage charge calculated based on the same criteria, all as of the effective date of the Coverage Layer. The Coverage charge per $1,000 for each Coverage Layer of Basic Coverage will remain level for 10 Policy Years, then is reduced in Policy Year 11 and thereafter. The Coverage charge per $1,000 for each Coverage Layer of SVER Coverage increases each Policy Year through Policy Year 10, then switches to a level rate in Policy Year 11 and thereafter. The Coverage charge per $1,000 for each Coverage Layer of Additional Coverage is guaranteed to remain level all Policy Years. We may charge less than our guaranteed rate. The Coverage charges for your Policy will be shown in your Policy Specifications.

An example

For a Policy that insures a male non-smoker who is Age 45 when the Policy is issued with a total Face Amount of $250,000 comprised of $100,000 of Basic Coverage, $100,000 of SVER Coverage and $50,000 of Additional Coverage, the monthly Coverage charge deducted is:

• $91.85 during Policy Year 1 ($40.70 + $0 + $51.15 = $91.85)
• $139.05 during Policy Year 5 ($40.70 + $47.20 + $51.15 = $139.05)
• $198.05 during Policy Year 10 ($40.70 + $106.20 + $51.15 = $198.05)
• $99.15 during Policy Year 11 and thereafter ($24.40 + $23.60 + $51.15 = $99.15)

Policy Year	Basic Coverage	SVER Coverage	Additional Coverage
1	0.407 per $1,000 ($100,000/1000) × 0.407 = $40.70	$0 per $1,000	1.023 per $1,000 ($50,000/1000) × 1.023 = $51.15
5	0.407 per $1,000 ($100,000/1000) × 0.407 = $40.70	0.472 per $1,000 ($100,000/1000) × 0.472 = $47.20	1.023 per $1,000 ($50,000/1000) × 1.023 = $51.15
10	0.407 per $1,000 ($100,000/1000) × 0.407 = $40.70	1.062 per $1,000 ($100,000/1000) × 1.062 = $106.20	1.023 per $1,000 ($50,000/1000) × 1.023 = $51.15
11+	0.244 per $1,000 ($100,000/1000) × 0.244 = $24.40	0.236 per $1,000 ($100,000/1000) × 0.236 = $23.60	1.023 per $1,000 ($50,000/1000) × 1.023 = $51.15

If you increase the Face Amount, each increase will have a corresponding Coverage charge based on the amount of the increase and the Age and Risk Class of the Insured at the time of the increase. We will specify the charge in a supplemental schedule of benefits at the time of the increase. We will apply each charge from the day of the increase. If you decrease the Face Amount, the charge will remain the same.

The face amount charge is $0 on and after the Monthly Deduction End Date.

Asset Charge

We deduct an asset charge every month at a guaranteed maximum annual rate of 0.45% annually (0.0375% monthly) on the first $25,000 of your Policy’s Accumulated Value in the Investment Options plus an annual rate of 0.05% (0.0042% monthly) of the Accumulated Value in the Investment Options that exceeds $25,000.

For purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date before we deduct the monthly charge, but after we deduct any Policy Debt, withdrawals or loans, or allocate any new Net Premium.

The annual rate for the asset charge is 0% on and after the Monthly Deduction End Date.

An example

For a Policy with Accumulated Value of $30,000 in the Investment Options, the maximum monthly asset charge is:

($25,000 × 0.0375%) + ($5,000 × 0.0042%) = $9.38 + $0.21 = $9.59

Charges for optional riders

For any Riders that you select under your Policy, the charge will be added to your Monthly Deduction.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction.

Your Policy’s Accumulated Value is affected by the following:

• loans or withdrawals you make from your Policy

• certain Rider benefits paid from your Policy

• not making planned periodic premium payments

• the performance of your Investment Options

• charges under the Policy.

If there is not enough Accumulated Value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you have assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. The minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our Life Insurance Division.

We will give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the grace period.

If we do not receive your payment within the Grace Period, your Policy will lapse with no value. This means we will end your life insurance Coverage.

If you make the minimum payment

If we receive your payment within the grace period, we will allocate your Net Premium on the day it is received to the Investment Options you have chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option at the next policy monthly payment date.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy from lapsing, you will have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we will treat it as a loan repayment.

How to avoid future lapsing

To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a Policy loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the grace period

If the Insured dies during the grace period, we will pay Death Benefit Proceeds to your Beneficiary. We will reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy

If your Policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We will consider your reinstatement request if you send us the following:

• a written application

• evidence satisfactory to us that the Insured is still insurable

• a Premium payment sufficient to:

• cover all unpaid monthly charges and Policy loan interest that were due in the grace period, and

• keep your Policy In Force for three months after the day your Policy is reinstated.

We will reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We will allocate the Accumulated Value according to your most recent premium allocation instructions.

At reinstatement:

• Surrender charges and Policy charges other than Cost of Insurance Charges will resume on their schedule as of the Monthly Payment Date when lapse occurred.

• Cost of Insurance Charges will be calculated using Cost of Insurance Rates that resume their original schedule as if lapse had never occurred, reflecting the Insureds’ Ages at reinstatement and policy duration measured from the original Policy Date.

Reinstating a lapsed Policy with Policy Debt

If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

• If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we will deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated. However, we will reinstate your Policy Debt if you ask us to in writing.

• Please be advised that reinstatement will not change any tax reporting as a result of the policy lapse. We encourage you to consult with your tax advisor.

YOUR INVESTMENT OPTIONS

This section tells you about the Investment Options available under your Policy and how they work.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you have chosen. Amounts allocated to any available Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You will find information about when we allocate Net Premiums to your Investment Options in HOW PREMIUMS WORK.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at (888) 595-6997 or submit a request electronically. Or you can ask your life insurance producer to contact us. You will find more information regarding telephone and electronic instructions in POLICY BASICS.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your life insurance producer to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Some broker-dealers may not allow or may limit the amount you may allocate to certain Investment Options. Work with your life insurance producer to help you choose the right Investment Options for your investment goals and risk tolerance. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Variable Investment Options

You can choose from a selection of Variable Investment Options. Each Variable Investment Option is set up as a Variable Account under our Separate Account and invests in a corresponding portfolio of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the American Century Variable Portfolios, Inc., the American Funds Insurance Series, the BlackRock Variable Series Funds, Inc., the Dreyfus Variable Investment Fund, the Fidelity® Variable Insurance Products Funds (“Fidelity® VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Legg Mason Partners Variable Income Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the M Fund, the Neuberger Berman Advisers Management Trust, the Oppenheimer Variable Account Funds, the Pacific Select Fund, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. and the VanEck VIP Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you have chosen. You bear the investment risk of any Variable Investment Options you choose. See HOW PREMIUMS WORK – Allocating Your Premiums.

American Century Investment Management, Inc. is the investment adviser of the American Century Variable Portfolios, Inc.

Capital Research and Management Company is the investment adviser of the American Funds Insurance Series.

BlackRock Advisors, LLC is the investment adviser for the BlackRock Variable Series Funds, Inc.

The Dreyfus Corporation is the investment adviser of the Dreyfus Variable Investment Fund. The Fund’s sub-adviser is Fayez Sarofim & Co.

Fidelity Management & Research Co., Inc. is the investment adviser of the Fidelity® Variable Insurance Products Funds.

Franklin Advisers, Inc. is the investment adviser for the Templeton Global Bond VIP Fund portfolio. Templeton Investment Counsel, LLC is the investment advisor for the Templeton Foreign VIP Fund portfolio.

GE Asset Management Incorporated is the investment adviser of the GE Investments Funds, Inc.

Invesco Advisers, Inc. is the investment adviser of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds). Invesco Asset Management Limited is the sub-adviser of Invesco V.I. Global Real Estate Fund.

Janus Capital Management LLC is the investment adviser of the Janus Aspen Series.

Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc.

Legg Mason Partners Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust and the Legg Mason Partners Variable Income Trust.

Lord, Abbett & Co. LLC is the investment adviser of the Lord Abbett Series Fund, Inc.

Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust.

M Financial Investment Advisers Inc. (“MFIA”) is the investment adviser to the M Funds, and has retained other firms to manage the M Fund portfolios. The MFIA and M Fund’s Board of Directors oversee the management of all of the M Fund portfolios.

Neuberger Berman Management LLC is the investment manager of the Neuberger Berman Advisers Management Trust. Neuberger Berman LLC is the sub-adviser for the portfolio.

OppenheimerFunds, Inc. is the investment adviser of the Oppenheimer Variable Account Funds.

Pacific Investment Management Company, LLC is the investment advisor of the PIMCO Variable Insurance Trust.

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s Portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages certain Pacific Select Fund Portfolios under that name.

Royce & Associates, LP is the investment adviser of the Royce Capital Fund.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc.

Van Eck Associates Corporation is the investment adviser of the VanEck VIP Trust.

We are not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

The following chart is a summary of the Fund portfolios. You will find detailed descriptions of the portfolios in each Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	INVESTMENT GOAL	PORTFOLIO MANAGER
Invesco V.I. International Growth Fund Series II	Long-term growth of capital.	Invesco Advisers, Inc.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
American Century VP Mid Cap Value Fund Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.

AMERICAN FUNDS INSURANCE SERIES	INVESTMENT GOAL	PORTFOLIO MANAGER
American Funds IS Asset Allocation FundSM Class 4	Seeks to provide high total returns (including income and capital gains) consistent with preservation of capital over long term.	Capital Research and Management CompanySM
American Funds IS Growth FundSM Class 4	Seeks to provide growth of capital	Capital Research and Management CompanySM
American Funds IS Growth-Income FundSM Class 4	Seeks to provide long-term growth of capital and income.	Capital Research and Management CompanySM

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
BlackRock Basic Value V.I. Fund Class III	Seeks capital appreciation and, secondarily, income.	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund Class III	Seeks high total investment return.	BlackRock Advisors, LLC
BlackRock iShares® Alternative Strategies V.I. Fund Class I	Seeks to provide total return.	BlackRock Advisors, LLC
BlackRock iShares® Dynamic Allocation V.I. Fund Class I	Seeks to provide total return.	BlackRock Advisors, LLC
BlackRock iShares® Dynamic Fixed Income V.I. Fund Class I	Seeks to provide total return.	BlackRock Advisors, LLC
BlackRock iShares® Equity Appreciation V.I. Fund Class I	Seeks to provide growth of capital.	BlackRock Advisors, LLC

DREYFUS VARIABLE INVESTMENT FUND	INVESTMENT GOAL	PORTFOLIO MANAGER
Dreyfus Appreciation Portfolio Service Shares	Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	The Dreyfus Corporation

FIDELITY ® VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER
Fidelity® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom 2010 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom 2015 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom 2020 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom 2025 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom 2030 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom 2035 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom 2045 PortfolioSM Service Class 2	Seeks high total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Freedom Income PortfolioSM Service Class 2	Seeks high total return. (Principal preservation is of secondary importance.)	Fidelity Management & Research Co., Inc.
Fidelity® VIP Government Money Market Portfolio Service Class (formerly called Fidelity® VIP Money Market Portfolio)	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Co., Inc.
Fidelity® VIP Growth Portfolio Service Class 2	Seeks capital appreciation.	Fidelity Management & Research Co., Inc.
Fidelity® VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Co., Inc.
Fidelity® VIP Value Strategies Portfolio Service Class 2	Seeks capital appreciation.	Fidelity Management & Research Co., Inc.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
Templeton Foreign VIP Fund Class 2	Long-term capital growth.	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund Class 2	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Franklin Advisers, Inc.

GE INVESTMENTS FUNDS, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
GE Investments Total Return Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	GE Asset Management Incorporated

JANUS ASPEN SERIES	INVESTMENT GOAL	PORTFOLIO MANAGER
Janus Aspen Series Enterprise Portfolio Service Shares	Long-term growth of capital.	Janus Capital Management LLC
Janus Aspen Series Overseas Portfolio Service Shares	Long-term growth of capital.	Janus Capital Management LLC

LAZARD RETIREMENT SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
Lazard Retirement Global Dynamic Multi Asset Portfolio Service Class	Seeks total return.	Lazard Asset Management LLC
Lazard Retirement U.S. Strategic Equity Portfolio Service Class	Seeks long-term capital appreciation.	Lazard Asset Management LLC

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
ClearBridge Variable Aggressive Growth Portfolio – Class II	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC
ClearBridge Variable Mid Cap Portfolio – Class II (formerly called ClearBridge Variable Mid Cap Core Portfolio)	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC

LEGG MASON PARTNERS VARIABLE INCOME TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
Western Asset Variable Global High Yield Bond Portfolio – Class II	Seeks to maximize total return.	Legg Mason Partners Fund Advisor, LLC

LORD ABBETT SERIES FUND, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
Lord Abbett Bond Debenture Portfolio Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett & Co. LLC
Lord Abbett Developing Growth Portfolio Class VC	Long-term growth of capital.	Lord Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio Class VC	Long-term growth of capital and income without excessive fluctuations in market value.	Lord Abbett & Co. LLC
Lord Abbett Total Return Portfolio Class VC	Seeks income and capital appreciation to produce a high total return.	Lord Abbett & Co. LLC

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
MFS® New Discovery Series –Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Utilities Series – Service Class[1]	Seeks total return.	Massachusetts Financial Services Company
MFS® Value Series – Service Class	Seeks capital appreciation.	Massachusetts Financial Services Company

M FUND	INVESTMENT GOAL	PORTFOLIO MANAGER
M Capital Appreciation Fund	Seeks to provide maximum capital appreciation.	Frontier Capital Management Company, LLC
M International Equity Fund	Seeks to provide long-term capital appreciation.	Northern Cross, LLC
M Large Cap Growth Fund	Seeks to provide long-term capital appreciation.	DSM Capital Partners LLC
M Large Cap Value Fund	Seeks to provide long-term capital appreciation.	AJO, LP

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
Neuberger Berman Socially Responsive Portfolio I Class	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Management, LLC

OPPENHEIMER VARIABLE ACCOUNT FUNDS	INVESTMENT GOAL	PORTFOLIO MANAGER
Oppenheimer Global Fund/VA Service Shares	Seeks capital appreciation.	OppenheimerFunds, Inc.

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
All Portfolios offered are Class I unless otherwise noted below.
Absolute Return Portfolio	Seeks to provide total return.	BlueBay Asset Management LLP
Comstock Portfolio	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Core Income Portfolio	Seeks a high level of current income; capital appreciation is of secondary importance.	Pacific Asset Management

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Currency Strategies Portfolio	Seeks to provide total return.	UBS Asset Management (Americas) Inc. & Macro Currency Group
PSF DFA Balanced Allocation Portfolio Class D	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Diversified Alternatives Portfolio	Seeks to provide total return.	Pacific Life Fund Advisors LLC
Diversified Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company
Dividend Growth Portfolio	Seeks long-term growth of capital.	T. Rowe Price Associates, Inc.
Emerging Markets Debt Portfolio	Seeks to maximize total return consistent with prudent investment management.	Ashmore Investment Management Limited
Emerging Markets Portfolio	Seeks long-term growth of capital.	OppenheimerFunds, Inc.
Equity Index Portfolio	Seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	BlackRock Investment Management, LLC
Equity Long/Short Portfolio	Seeks capital appreciation.	AQR Capital Management, LLC
Floating Rate Income Portfolio	Seeks a high level of current income.	Pacific Asset Management
Floating Rate Loan Portfolio	Seeks a high level of current income.	Eaton Vance Investment Managers
Focused Growth Portfolio	Seeks long-term growth of capital.	Janus Capital Management LLC
Global Absolute Return Portfolio	Seeks to provide total return.	Eaton Vance Investment Managers
Growth Portfolio	Seeks long-term growth of capital.	MFS Investment Management
Health Sciences Portfolio	Seeks long-term growth of capital.	BlackRock Investment Management, LLC
High Yield Bond Portfolio	Seeks a high level of current income.	Pacific Asset Management
Inflation Managed Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC
Inflation Strategy Portfolio	Seeks to maximize total return consistent with prudent investment management.	Western Asset Management Company
International Large-Cap Portfolio	Seeks long-term growth of capital.	MFS Investment Management
International Small-Cap Portfolio	Seeks long-term growth of capital.	QS Investors, LLC
International Value Portfolio

Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

J.P. Morgan Investment Management Inc.
Large-Cap Growth Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	BlackRock Investment Management, LLC
Large-Cap Value Portfolio	Seeks long-term growth of capital; current income is of secondary importance.	ClearBridge Investments, LLC
Long/Short Large-Cap Portfolio	Seeks above-average total returns.	J.P. Morgan Investment Management Inc.
Main Street® Core Portfolio	Seeks long-term growth of capital and income.	OppenheimerFunds, Inc.

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Managed Bond Portfolio	Seeks to maximize total return consistent with prudent investment management.	Pacific Investment Management Company LLC
Mid-Cap Equity Portfolio	Seeks capital appreciation.	Scout Investments, Inc.
Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Ivy Investment Management Company
Mid-Cap Value Portfolio	Seeks long-term growth of capital.	Boston Partners
Pacific Dynamix – Conservative Growth Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Growth Portfolio	Seeks moderately high, long-term growth of capital with low, current income.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Moderate Growth Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Aggressive-Growth Portfolio	Seeks high, long-term capital appreciation.	Pacific Life Fund Advisors LLC
Portfolio Optimization Conservative Portfolio	Seeks current income and preservation of capital.	Pacific Life Fund Advisors LLC
Portfolio Optimization Growth Portfolio	Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Moderate Portfolio	Seeks long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC
Portfolio Optimization Moderate-Conservative Portfolio	Seeks current income and moderate growth of capital.	Pacific Life Fund Advisors LLC
Real Estate Portfolio	Seeks current income and long-term capital appreciation.	Morgan Stanley Investment Management Inc.
Short Duration Bond Portfolio	Seeks current income; capital appreciation is of secondary importance.	T. Rowe Price Associates, Inc.
Small-Cap Equity Portfolio	Seeks long-term growth of capital.	Franklin Advisory Services, LLC & BlackRock Investment Management, LLC
Small-Cap Growth Portfolio* *Effective May 1, 2014, transfer requests and future premium allocations designated to the Small-Cap Growth investment option will no longer be accepted.	Seeks capital appreciation; no consideration is given to income.	Lord, Abbett & Co. LLC
Small-Cap Index Portfolio	Seeks investment results that correspond to the total return of an index of small-capitalization companies.	BlackRock Investment Management, LLC
Small-Cap Value Portfolio	Seeks long-term growth of capital.	AllianceBernstein L.P.
Technology Portfolio	Seeks long-term growth of capital.	Ivy Investment Management Company
Value Advantage Portfolio	Seeks to provide long-term total return from a combination of income and capital gains.	J.P. Morgan Investment Management Inc.

PIMCO VARIABLE INSURANCE TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
PIMCO Global Multi-Asset Managed Allocation Portfolio – Advisor Class	Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index.	Pacific Investment Management Company, LLC

ROYCE CAPITAL FUND	INVESTMENT GOAL	PORTFOLIO MANAGER
Royce Micro-Cap Portfolio Service Class	Long-term growth of capital.	Royce & Associates, LP

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	PORTFOLIO MANAGER
T. Rowe Price Blue Chip Growth Portfolio – II	Seeks long-term capital growth. (Income is a secondary objective.)	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income Portfolio – II	Seeks to provide a high level of dividend income as well as long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.

VANECK VIP TRUST	INVESTMENT GOAL	PORTFOLIO MANAGER
VanEck VIP Global Hard Assets Fund Initial Class[2]	Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.	Van Eck Associates Corporation

1  Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, and issuers engaged in telecommunications, including wireless, telephone, and cable (but not engaged in public broadcasting).

2  Hard Assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities. A hard assets company is a Company that derives directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets.

Calculating unit values

When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we have allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We will credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we will use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we will use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we will use the unit value calculated as of the end of the next Business Day.

If a scheduled transaction falls on a day that is not a Business Day, we will process it as of the end of the next Business Day. For your monthly charge, we will use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we will use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see POLICY BASICS.

The unit value calculation is based on the following:

• the investment performance of the underlying portfolio

• any dividends or distributions paid by the underlying portfolio

• any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy. For unit values please go to www.pacificlife.com.

Fees and expenses paid by the Funds

Each Fund pays advisory fees, any service and distribution (12b-1) fees, and other expenses. These fees and expenses are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You will find more about Fund fees and expenses in FEE TABLES and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

Fixed Options

You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. We have contracted with Pacific Life to manage our General Account assets, subject to investment policies, objectives, directions and guidelines established by our Board.

Here are some things you need to know about the Fixed Options:

• Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 2.50%.

• We may offer a higher annual interest rate on the Fixed Options. If we do, we will guarantee the higher rate until your next Policy Anniversary.

• If we offer a higher annual interest rate on a Fixed Option, we may also pay additional interest on Accumulated Value in excess of $25,000 in that Fixed Option. Ask your life insurance producer for current interest rates.

• There are no investment risks or direct charges. Policy charges still apply.

• There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in YOUR INVESTMENT OPTIONS – Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options.

• We may place a limit of $1,000,000 for Net Premiums and $100,000 for loan repayments and transfers allocated to the Fixed Options in any 12-month period. This is an aggregate limit for all PL&A policies you own. Any allocations in excess of these limits will be allocated to your other Investment Options according to your most recent instructions. We may increase the limits at any time at our sole discretion. To find out if higher limits are in effect, ask your life insurance producer or contact us.

• We have not registered the Fixed Options with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Options. Disclosures regarding the Fixed Options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Transferring Among Investment Options and Market-timing Restrictions

Transfers

You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. If your state requires us to refund your premiums when you exercise your Free Look Right, you can make transfers and use transfer programs only after the Free Look Transfer Date. Your transfer of Accumulated Value on the Free Look Transfer Date does not count as a transfer for purpose of applying the limitations described in this section. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You will find more information about making telephone and electronic transfers in POLICY BASICS.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

• Transfers are limited to 25 for each calendar year.

• If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make 1 transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Fidelity® VIP Government Money Market Variable Account prior to the start of the next calendar year.

• You may only make 2 transfers in any calendar month to or from each of the following Investment Options:

American Funds IS Asset Allocation Fund	Fidelity® VIP Freedom 2015 Service Class 2	Fidelity® VIP Freedom 2045 Service Class 2	T. Rowe Price Blue Chip Growth Portfolio – II
American Funds IS Growth Fund	Fidelity® VIP Freedom 2020 Service Class 2	Fidelity® VIP Freedom Income Service Class 2	T. Rowe Price Equity Income Portfolio – II
American Funds IS Growth-Income Fund	Fidelity® VIP Freedom 2025 Service Class 2	Fidelity® VIP Growth Service Class 2
Fidelity® VIP Contrafund Service Class 2	Fidelity® VIP Freedom 2030 Service Class 2	Fidelity® VIP Mid Cap Service Class 2
Fidelity® VIP Freedom 2010 Service Class 2	Fidelity® VIP Freedom 2035 Service Class 2	Fidelity® VIP Value Strategies Service Class 2

• Additionally, only 2 transfers in any calendar month may involve any of the following Investment Options:

BlackRock Global Allocation V.I. Fund Class III	Invesco V.I. International Growth Fund Series II	PIMCO Global Multi-Asset Managed Allocation Portfolio - Advisor Class	Variable Account I (M International Equity Fund)
BlackRock iShares Alternative Strategies V.I. Fund Class I	Janus Aspen Series Overseas Portfolio Service Class	Templeton Foreign VIP Fund Class 2	Western Asset Variable Global High Yield Bond Portfolio Class II
BlackRock iShares Equity Appreciation V.I. Fund Class I	Lazard Retirement Global Dynamic Multi Asset Portfolio Service Class	Templeton Global Bond VIP Fund Class 2
GE Investments Total Return Fund Class 3	Oppenheimer Global Fund/VA Service Shares	VanEck VIP Global Hard Assets Fund Initial Class

• For the purpose of applying the limitations, multiple transfers that occur on the same day are considered 1 transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

• Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Dividend Growth Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Fidelity® VIP Government Money Market Variable Account are excluded from this limitation.

• You can make transfers from the Variable Investment Options into the Fixed Account at any time during the policy year. You can make transfers from the Variable Investment Options to the Fixed LT Account 30 days prior to and 30 days after each Policy Anniversary. All transfers are subject to any limitations we place on the Fixed Options for Net Premium, loan repayments or transfers (see YOUR INVESTMENT OPTIONS – Fixed Options).

• You can make one transfer in any 12-month period from each Fixed Option, except if you have signed up for the first year transfer service (see YOUR INVESTMENT OPTIONS – Transfer Services later in this section). Such transfers are limited to the greater of:

• $5,000, 25% of your Policy’s Accumulated Value in the Fixed Account, or the amount transferred from the Fixed Account to the Variable Accounts in the prior year. You may transfer 100% of the value in the Fixed Account to the Fixed LT Account.

• $5,000, 10% of your Policy’s Accumulated Value in the Fixed LT Account, or the amount transferred from the Fixed LT Account to the Variable Accounts or Fixed Account in the prior year.

• We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your life insurance producer to find out if a waiver is currently in effect.

• Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year.

• There is no minimum required value for the Investment Option you are transferring to or from.

• There is no minimum amount required if you are making transfers between Variable Investment Options.

• You cannot make a transfer if your Policy is in the grace period and is in danger of lapsing.

• We can restrict or suspend transfers.

• We will notify you or your representative if we refuse or delay your transfer request.

• We have the right to impose limits on transfer amounts, the value of the Investment Options you are transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.

Market-timing restrictions

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a life insurance producer or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

• not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer Services

We offer several services that allow you to make transfers of Accumulated Value or interest earnings from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options. Under the Fixed Option interest sweep service, you can transfer interest earnings from the Fixed Account or Fixed LT Account to the Variable Investment Options.

We may restrict the number of transfer services in which you can participate at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Portfolio rebalancing

As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your Policy’s Accumulated Value out of the Investment Options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

Fixed Option interest sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your Fixed Account or Fixed LT Account to the Variable Investment Options. At the time you complete the election form for the Fixed Option interest sweep service, you will select either the Fixed Account or the Fixed LT Account as the account from which you want to transfer interest earnings. You will also select the Variable Investment Options to which you wish to transfer the interest earnings. Interest earnings subject to transfer under the Fixed Option interest sweep service will begin to accrue on the Policy’s first monthly anniversary following your enrollment in the service. Each transfer must be at least $50. If the fixed account option you selected on the election form does not have interest earnings of at least $50, the transfer will be held until the next scheduled transfer date when the interest earnings are at least $50. Amounts transferred under the Fixed Option interest sweep service do not count against the Fixed Option transfer limitations or Investment Option transfer restrictions.

We do not charge for the Fixed Option interest sweep service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than your investment in your Policy, or if your Policy is classified as a Modified Endowment Contract, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

Making Withdrawals

You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

• You must send us a Written Request that’s signed by all owners.

• Each withdrawal must be at least $200, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

• We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you have told us in writing that you want your Policy to become a Modified Endowment Contract.

• We may charge you $25 for each withdrawal you make. (There is no charge currently imposed upon a withdrawal.)

• You can choose to receive your withdrawal in a lump sum or use it to elect an income benefit. Please see the discussion about income benefits in GENERAL INFORMATION ABOUT YOUR POLICY.

• If you do not tell us which Investment Options to take the withdrawal from, we will deduct the withdrawal and any withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

• The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

How withdrawals affect your Policy’s Death Benefit

Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

• If your Policy’s Death Benefit does not equal the Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

• If your Policy’s Death Benefit equals the Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your Policy’s Face Amount

If you have chosen Death Benefit Option B or Option C making a withdrawal does not reduce your Policy’s Total Face Amount.

If you have chosen Death Benefit Option A, then a withdrawal may reduce your Policy’s Total Face Amount; however, the first withdrawal of each year in the first 15 Policy Years up to the lesser of $10,000 or 10% of the Net Cash Surrender Value will not reduce the Policy’s Total Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Total Face Amount will usually be reduced by the amount, if any, by which the Total Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal. For Policies with Death Benefit Option A and the Guideline Premium Test election, the Total Face Amount reduction following a withdrawal may be limited to keep the Guideline Premium Limit greater than zero at all times prior to Age 100.

We reserve the right to refuse any withdrawal request that would reduce the Policy’s Total Face Amount to less than $1,000 after the withdrawal.

An example

For a Policy with a Total Face Amount of $250,000 and a Surrender Value of $80,000, the Owner may withdraw the lesser of $10,000 or $8,000 (10% × $80,000) without any reduction in Total Face Amount.

Example 1: Owner requests a withdrawal of $6,000. There will be no reduction in Total Face Amount.

Example 2: Owner requests a withdrawal of $10,000. The Total Face Amount reduction is the amount of the withdrawal, less the allowable withdrawal amount, or $2,000 ($10,000 – $8,000 = $2,000). The Total Face Amount following the withdrawal is $248,000 ($250,000 – $2,000 = $248,000).

If a reduction in Total Face Amount is required as a result of a withdrawal, we will reduce the Face Amounts of the Coverage Layers as described in THE DEATH BENEFIT – Changing the Face Amount.

Taking Out a Loan

Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You will find more information about requesting a loan by telephone or electronically in POLICY BASICS.

When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

• To secure the loan, we transfer an amount equal to the amount you are borrowing from your Accumulated Value in the Investment Options to the Loan Account. We will transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

• Interest owing on the amount you have borrowed accrues daily at an annual rate of 2.75%. Interest that has accrued during the Policy Year is due on your Policy Anniversary.

• The amount in the Loan Account earns interest daily at an annual rate of at least 2.50%. On each Policy Anniversary, if the Policy Debt exceeds the Loan Account Value, then the excess is transferred from your Policy’s Investment Options to the Loan Account on a proportionate basis to the Loan Account. If the Loan Account Value exceeds Policy Debt, then the excess will be transferred from the Loan Account to the Investment Options according to your most recent premium allocation instructions.

• We currently intend to credit interest on the amount in the Loan Account at an annual rate of 2.75% in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 2.50% on the amount in the Loan Account.

How much you can borrow

The maximum amount you may borrow on any date is equal to the Accumulated Value less:

• three times the most recent monthly deduction;

• any surrender charge; and

• any existing Policy Debt.

An example of how much you can borrow
For a Policy in Policy Year 5 with:
• Accumulated Value of $100,000 • Policy Debt of $60,000 • a most recent monthly deduction of $225 • a surrender charge of $5,000 if the Policy was surrendered on the day the loan is taken.
The maximum amount you can borrow is $34,325. (100,000 – (3 × 225) – 5,000 – 60,000)

The amount available to borrow is never less than 75% of your Policy’s current Cash Surrender Value less any Policy Debt.

Paying off your loan

You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we will generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We will then transfer any excess amount to your Variable Investment Options according to your most recent premium allocation instructions.

While you have Policy Debt, we will treat any money you send us as a loan repayment unless you tell us otherwise in writing.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Please see HOW YOUR PREMIUMS WORK-Paying Your Premium-Monthly Electronic Funds Transfer Plan section for details.

What happens if you do not pay off your loan

If you do not pay off your loan, we will deduct the Policy Debt from one of the following:

• the Death Benefit Proceeds before we pay them to your Beneficiary

• the Cash Surrender Value if you surrender your Policy

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on all earnings available in the Investment Options. The amount of interest you earn on the Loan Account may also be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See VARIABLE LIFE INSURANCE AND YOUR TAXES – Taxation of Distributions.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you are interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

• the rate of return you expect to earn on your Investment Options

• how long you would like to receive regular income

• the amount of Accumulated Value you want to maintain in your Policy.

You can ask your life insurance producer for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks

Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It is important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your life insurance producer for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see VARIABLE LIFE INSURANCE AND YOUR TAXES.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Overloan Protection II Rider

Your Policy will have an Overloan Protection II Rider if the Insured is Age 80 or younger and you elect the Guideline Premium Test as the Death Benefit Qualification Test. Exercise of this Rider will guarantee, as long as the Rider stays in effect, that the Policy will not lapse even if the Policy Debt exceeds the Accumulated Value. For more information, please see THE DEATH BENEFIT – Optional Riders and Benefits.

Surrendering Your Policy

You can surrender or cash in your Policy at any time while the Insured is alive.

Here are some things you need to know about surrendering your Policy:

• You must send us your Policy and a Written Request.

• We will send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to elect an income benefit. Please see GENERAL INFORMATION ABOUT YOUR POLICY – Income Benefit.

• If you surrender your Policy during the first 5 Policy Years, we will deduct a surrender charge.

• Each Coverage Layer of Basic Coverage has a surrender charge, based on the Age, Gender and Risk Class of the Insured, on the date each Coverage Layer is effective. If you increase your Policy’s Face Amount, we will send you a supplemental schedule of benefits that shows the surrender charge factors associated with the increase.

Your Policy’s surrender charge is calculated using a Level Period, Initial Amount, Reduction Factor and End Year, which will be shown in the Table of Surrender Charge Factors in your Policy Specifications. Your Policy has a Level Period at Policy issue, during which the surrender charge is equal to the Initial Amount. After the Level Period, the surrender charge decreases on each Monthly Payment Date by 1⁄12 of the Reduction Factor until the charge becomes $0 after the End Year.

Example

For a Policy that insures a male non-smoker, Age 45 at Policy issue, with a Basic Coverage of $100,000

Initial Amount = $1,335.50

Level Period = 3 Policy Years
Reduction Factor = 667.70
End Year = 5

During the first 36 Policy months, the surrender charge is $1,335.40

In Policy month 37, the surrender charge is: $1,279.76 ($1,335.40 – (667.70 ÷ 12))

• There is no surrender charge on any Coverage Layer after 5 Policy Years from the date the Coverage Layer is effective.

• We guarantee the Surrender Charge rates will not increase.

• If you decrease the Face Amount, the decrease will not affect your Policy’s Surrender Charge.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Income Benefit

If you surrender or make a withdrawal from your Policy, you can use the money to elect an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to elect an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Policy:

• The income benefit is based on the life of the person receiving the income. If the Policy Owner elects the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary elects the income benefit, monthly income will be based on the Beneficiary’s life.

• We will pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

• After 10 years, we will only pay the monthly income for as long as the person receiving it is still alive.

• The minimum monthly income benefit calculated must be at least $100.

• For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.

Reduced Paid-up Benefit

You may use the Net Cash Surrender Value of your Policy to purchase fixed paid-up insurance on the life of the Insured. You may choose to do this on any Policy Anniversary while the Policy is In Force. We guarantee your right to convert your Policy, and we will not require evidence of insurability.

If you convert your Policy, your Policy and any Riders attached to it will terminate and the Net Cash Surrender Value will be transferred to our General Account. Investment Options are not available under the Policy issued when you convert.

The Net Cash Surrender Value will be applied as a Net Single Premium to purchase paid-up insurance. No premium payments will be required or accepted on the converted policy. The amount of such insurance will be calculated based on mortality tables shown in your Policy, 4% interest and on the Age and Risk Class of the Insured. The paid-up policy will not be subject to any surrender charge if you surrender it.

Paying the Death Benefit in the Case of Suicide

If the Insured commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you have paid, less any Policy Debt and any withdrawals you have made.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

• lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

• converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

• amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain In Force or for which benefits would be paid

• reissued with any reduction in cash value, or

• pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

• You will pay new acquisition costs;

• You may have to submit to new medical examinations;

• You may pay increased premiums because of the increased age or changed health of the Insured;

• Claims made in the early policy years may be contested;

• You may have to pay surrender charges and/or income taxes on your current policy or contract values;

• Your new policy or contract values may be subject to surrender charges; and

• If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Errors on Your Application

If the gender or birth date of the Insured is stated incorrectly on your application, the Death Benefit under your Policy will be the greater of the following:

• the Death Benefit based on a Net Amount At Risk adjusted by the ratio of the incorrect cost of insurance rate to the correct cost of insurance rate for the Insured’s gender and Age, or

• the Minimum Death Benefit for the correct gender and birth date.

If the Insured’s gender or birth date is misstated in the application and it is discovered before the death of the Insured, we will not recalculate the Accumulated Value, but we will use the correct gender and birth date of the Insured in calculating future monthly deductions.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insured, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to the Insured.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

• We must receive a copy of the original assignment before we will consider it binding.

• Unless otherwise provided, the person or organization you assign your Policy to may exercise the rights under the Policy, except the right to change the Policy Owner or the Beneficiary or the right to elect a monthly income benefit.

Assigning a Policy that’s a Modified Endowment Contract may generate taxable income and a 10% penalty tax.

Non-participating

This Policy will not share in any of our surplus earnings.

Policy Changes

We reserve the right to make any change to the provisions of this Policy to comply with, or give you the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for life insurance contracts under the Tax Code or of any state. We will provide you with a copy of any such change, and file such a change with the insurance supervisory official of the state in which this Policy is delivered, and any other applicable regulatory authority. You have the right to refuse any such change.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax advisor for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code.

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

• In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds unless the Policy was acquired through a sale by a previous Owner, or if the Death Benefit Proceeds are received in a series of installments.

• You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.

Policy Features and Charges

The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to fully address:

• substandard risk policies

• policies with term insurance on the Insured

• life insurance policies that continue coverage beyond Age 100, or other advanced ages.

• certain features available to you, either in the policy or in an attached rider.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Diversification rules and ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the policy must be considered to be owned by the insurance company and not by the policy owner. If a policy owner is treated as having control over the underlying assets, the policy owner will be taxed currently on income and gains from the account and in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

For more information about diversification rules, please refer to the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges

Policy exchanges fall under Section 1035(a) of the Tax Code.

If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If the policy owner or the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way. The determination of taxation upon a change of Ownership cannot be determined by Pacific Life. Please consult your tax advisor for advice on your specific situation.

Corporate or Employer Owners

There are special tax issues for employer Owners:

• Section 101(j) of the Tax Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Section 101(j) are met.

• Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

• Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

• Where a business is the Owner of the Policy, Section 264(f) of the Tax Code may disallow a portion of the entity’s interest expense unless, at the time the Policy is issued, the Insured is an officer, director, employee, or 20% owner of the business. If the Policy is later exchanged for a new life insurance Policy, the Insured must meet this exception at the time the new Policy is issued.

Please consult your tax advisor for these and other special rules for employer-involved Policies.

Loans and corporate-owned policies

If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract.

Modified Endowment Contracts

Section 7702A of the Tax Code defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under non-MEC life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract

A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An Example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

• $1,000 in the first year

• $2,000 through the first two years

• $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

LIFE INSURANCE POLICY (non-Modified Endowment Contract)	MODIFIED ENDOWMENT CONTRACT
Surrendering your Policy
Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract. [3]
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you will only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income (i.e. gain)[2].

Special rules apply if you make a withdrawal within the first 15 Policy Years. If there is a reduction in benefits and an applicable distribution of policy value in the prior two years, a portion of the distribution may be taxable.

Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

1 The investment in the contract is generally the premiums you have paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

2 Income (i.e. gain) is the difference between the Accumulated Value and the investment in the contract.

3 Distributions under Modified Endowment Contracts may be subject to an additional 10% penalty tax.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax. In addition, an assignment of policy cash value may be treated as a distribution under the contract.

10% penalty tax on Modified Endowment Contracts

If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

• you are at least 59½ years old

• you are receiving an amount because you have become disabled

• you are receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy becomes a Modified Endowment Contract

If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test.

Federal Estate Taxes

According to the American Taxpayer Relief Act of 2012, the federal estate tax exemption amount is $5,000,000 (indexed for inflation effective for tax years after 2011); the maximum estate tax rate is 40%. For 2016, the indexed exemption amount is $5,450,000.

Optional Policy Benefits and Riders

Income payments from Net Cash Value or Death Benefit Proceeds

Your policy contains provisions that allow for all or a portion of the Net Cash Surrender Value or Death Benefit to be paid in a series of installments. In addition, certain policies may have Optional Riders that provide for installment benefits. These installments may be for a certain period of time, or may be payable based upon the life of one or more individuals.

Under the rules of Section 72 of the Tax Code, each payment made will be comprised of two portions: A portion representing a return of the investment in the contract, and the remainder representing interest. The Exclusion Ratio as defined in Section 72(b) is used to determine what amount of each payment is excluded from tax reporting.

The calculation of the Exclusion ratio is based upon these two policy values as of the date the amount of the installment payment is being determined:

• The portion of the Net Cash Surrender Value or Death Benefit Proceeds being applied to the installment benefit

• The investment in the contract

The portion of the each payment that is treated as a return of the investment in the contract is equal to the Exclusion Ratio multiplied by the Payment Amount. For installments payments that are based upon the life of one or more individuals, once the investment in the contract has been depleted any subsequent payment(s) would be treated as a return of interest and thus fully taxable.

ABOUT PL&A

Pacific Life & Annuity Company is a life insurance company domiciled in Arizona. Our operations include life insurance, annuity and institutional products, and various other insurance products and services. At the end of 2015, we had statutory assets of $6,217.1 million.

PL&A is authorized to conduct life insurance and annuity business in Arizona, New York and certain other states. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

PL&A was incorporated in 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, Pacific Life & Annuity Company.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you have chosen.

General Account

Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We will credit the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed Options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed Options.

Separate Account

Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the American Century Variable Portfolios, Inc., the American Funds Insurance Series, the BlackRock Variable Series Funds, Inc., the Dreyfus Variable Investment Fund, the Fidelity® Variable Insurance Products Funds (“Fidelity® VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Legg Mason Partners Variable Income Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the M Fund, the Neuberger Berman Advisers Management Trust, the Oppenheimer Variable Account Funds, the Pacific Select Fund, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. or the VanEck VIP Trust. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.

We are the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. PL&A is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our General Account. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the Separate Account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account

We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one portfolio with shares of another portfolio or Fund if:

• any portfolio is no longer available for investment; or

• our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.

We will give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We will comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it is warranted by marketing needs or investment conditions. We will decide on what basis we will make new Variable Accounts available to existing Policy Owners.

We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.

If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it is in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

• operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

• register or deregister the Separate Account under securities law

• combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts

• combine one or more Variable Accounts

• create a committee, board or other group to manage the Separate Account

• change the classification of any Variable Account.

Taxes we pay

We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We are the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We will send you documents from the Fund called proxy materials. They include information about the items you will be voting on and forms for you to give us your instructions. We will vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we have received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we have received timely instructions. As a result of proportional voting, the votes cast by a small number of policy owners may determine the outcome of a vote.

We will vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We will vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

• would change a portfolio’s investment objective or subclassification

• would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

• our disapproval is reasonable

• we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we will include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Cybersecurity

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is potentially susceptible to operational and information security risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption, and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying Funds, intermediaries, and other affiliated or third-party service providers may adversely affect us and your Policy Accumulated Value. For instance, cyber-attacks may interfere with Policy transaction processing, including the processing of orders from our website or with the underlying Funds; impact our ability to calculate Accumulated Unit Values, Subaccount Unit Values or an underlying Fund to calculate a net asset value; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Policy to lose value. The constant change in technologies and increased sophistication and activities of hackers and others, continue to pose new and significant cybersecurity threats. While measures have been developed that are designed to reduce cybersecurity risks, there can be no guarantee or assurance that we, the underlying Funds, or our service providers will not suffer losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Distribution Arrangements

Pacific Select Distributors, LLC (“PSD”), a broker-dealer and our affiliate, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their life insurance producers who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual life insurance producer who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited life insurance producers and other employees, payments for travel expenses, including lodging, incurred by life insurance producers and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to life insurance producers of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and life insurance producer market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your life insurance producer or broker-dealer to present this Policy over other investment vehicles available in the marketplace. You may ask your life insurance producer about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to reduce or waive some or all of the Policy charges and/or credit additional amounts under our Policies, for a Policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to Policies owned by eligible persons if such Policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, Policy changes and other matters relating to their Policies. The amount credited to Policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible persons Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.

Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service Arrangements

We or our affiliates have entered into services agreements in connection with some of the Funds and their investment advisers, subadvisers, distributors and/or their affiliates, and may receive compensation for providing certain services including, but not limited to, customer and support services. Unless otherwise noted, fees for these services are paid monthly and are based on the average daily net assets of shares of each Fund held by the separate accounts and purchased by us at the Policy Owner’s instructions. Because PL&A or its affiliates receive the fees described below, PL&A or its affiliates may be subject to competing interests in making these Funds available as Investment Options under the Policies.

American Century Services, LLC pays us for each American Century Variable Portfolios, Inc. portfolio (Class II) held by our separate accounts. American Funds Insurance Series pays us for each American Funds Insurance Series Portfolio (Class 4) held by our separate accounts. BlackRock Distributors, Inc., pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class I and Class III) held by our separate accounts. The Dreyfus Corporation pays us for each Dreyfus Variable Investment Fund portfolio (Service Shares) held by our separate accounts. Fidelity Distributors Corporation (FDC) and Fidelity Investments Institutional Operations Company, Inc. (FIIOC), pay us for each Fidelity® VIP Funds portfolio (Service Class 2) held by our separate accounts. Franklin Templeton Services, LLC pays us for each Franklin Templeton Variable Insurance Products Trust portfolio (Class 2) held by our separate accounts. GE Investments Funds, Inc. pays us for each GE Investments Total Return Fund portfolio (Class 3) held by our separate accounts. Invesco Advisers, Inc. and its affiliates pay us for each AIM Variable Insurance Funds (Invesco Variable Insurance Funds) portfolio (Series II) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Shares) held by our separate accounts. Lazard Asset Management Securities LLC, pays us for each Lazard Retirement Series, Inc. portfolio (Service Class) held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust (Class II) and Legg Mason Partners Variable Income Trust (Class II) portfolio held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Lord Abbett Series Fund, Inc. portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company, pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Neuberger Berman Management LLC pays us for each Neuberger Berman Advisers Management Trust portfolio (I Class) held by our separate accounts. OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc. pay us for each Oppenheimer Variable Account Funds portfolio (Service Shares) held by our separate accounts. Pacific Investment Management Company, LLC pays us for each PIMCO Variable Insurance Trust portfolio (Advisor Class) held by our separate accounts. Royce Capital Fund pays us for each Royce Capital Fund portfolio (Service Class) held by our separate accounts. T. Rowe Price Associates, Inc., pays us for each T. Rowe Price Equity Series Inc., portfolio (Class II) held by our separate accounts. Van Eck Securities Corporation, pays us for each VanEck VIP Trust portfolio (Initial Class) held by our separate accounts.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

• Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount of all Coverage Layers, the Death Benefit and premium payments.

• Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

• Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/ Duplicate Policy Request Form.

Audits of Premiums/loans

You may request us to run a report of premium payments you have made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk Class Change

If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of up to $100 at the time you request us to change your Risk Class.

State Regulation

We are subject to the laws of the state of Arizona governing insurance companies and to regulations issued by the Commissioner of Insurance of Arizona. In addition, we are subject to the insurance laws and regulations of the other states and jurisdictions in which we are licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

PL&A, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the ’34 Act.

Financial Statements

PL&A’s financial statements and the financial statements of Pacific Select Exec Separate Account are contained in the Statement of Additional Information.

APPENDIX A: DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

APPENDIX B: COVERAGE COMPONENTS

Your Policy’s initial amount of insurance Coverage is the sum of the Face Amounts of the initial Coverage Components. There are three Coverage Components in a Select Exec V – NY Policy:

• Basic Coverage

• Additional Coverage

• SVER Coverage

The Coverage Components provide some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs. Each Coverage Component has its own set of rates for calculating cost of insurance charges and Coverage charges, which affect your Policy’s monthly deduction.

An example of how Coverage Components work For a male standard nonsmoker who is Age 45 Policy Face Amount at issue = $300,000 Policy Year 1
	Guaranteed Maximum Cost of Insurance	Guaranteed Maximum Coverage Charge
Basic Coverage	$0.22 per $1,000 of Net Amount At Risk	$0.407 per $1,000 of Face Amount
Additional Coverage	$0.22 per $1,000 of Net Amount At Risk	$1.023 per $1,000 of Face Amount
SVER Coverage	$0.22 per $1,000 of Net Amount At Risk	$0

For the first Policy month, assuming a Net Amount At Risk of $290,000, and the following Policy descriptions, the maximum guaranteed cost of insurance and Coverage charges will be:
Coverage Components	Policy A	Policy B	Policy C
Basic Coverage	$300,000	$200,000	$100,000
Additional Coverage	$0	$100,000	$100,000
SVER Coverage	$0	$0	$100,000
Cost of insurance	$63.80	$63.80	$63.80
Coverage charge	$122.10	$183.70	$143.00

If you increase your Policy’s Face Amount, each additional Coverage Layer will have its own cost of insurance rate and Coverage charge based upon the Insured’s Age and Risk Class at the time of the increase.

You should discuss your insurance needs and financial objectives with your life insurance producer before purchasing any life insurance product or purchasing additional insurance benefits. Your life insurance producer can provide you with additional Illustrations showing the effects of different proportions of Coverage Components to help you make your decision.

WHERE TO GO FOR MORE INFORMATION

The Pacific Select Exec V-NY variable life insurance policy is underwritten by Pacific Life & Annuity Company.

You will find more information about the Policies and Pacific Select Exec Separate Account in the SAI dated May 1, 2016. The SAI has been filed with the SEC and is considered to be part of this prospectus because it is incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

You may obtain the current prospectus and SAI for any of the portfolios underlying the Variable Accounts by calling (800) 347-7787.

If you ask us, we will provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us

Pacific Life & Annuity Company P.O. Box 2030
Omaha, Nebraska 68103

(888) 595-6997
5 a.m. through 5 p.m. Pacific time
www.PacificLife.com

We accept faxes or emails for variable transaction requests (transfers, allocation changes, rebalancing and loans) at: (866) 398-0467
Transactions@pacificlife.com

How to Contact the SEC

You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.

Commission’s Public Reference Section
100 F Street, NE
Washington, D.C. 20549
(202) 551-8090
Website: www.sec.gov
e-mail: publicinfo@sec.gov

FINRA Public Disclosure Program

FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the BrokerCheck program may be obtained from FINRA. The FINRA BrokerCheck hotline number is (800) 289-9999. FINRA does not charge a fee for the BrokerCheck program services.

 SEC file number 811-09389

 333-153085

Pacific Life Insurance Company

Mailing address:

P.O. Box 2030

Omaha, NE 68103-2030

Visit us at our website: www.PacificLife.com

85-28948-08 05/16

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2016

PACIFIC SELECT EXEC V-NY

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Exec V-NY is a variable life insurance policy offered by Pacific Life & Annuity Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2016, which is available without charge upon written or telephone request to PL&A. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life & Annuity Company

P.O. Box 2030

Omaha, NE 68103

(888) 595-6997

TABLE OF CONTENTS

PREMIUM LIMITATIONS	1
Guideline Premium Limit	1
Modified Endowment Contract	1
Increasing the Net Amount At Risk	1
TRANSFER SERVICES	1
Dollar Cost Averaging	2
Portfolio Rebalancing	2
First Year Transfer	2
Fixed Option Interest Sweep	3
WITHDRAWAL FEATURES	3
Automated Income Option	3
MORE ON POLICY CHARGES	5
Underwriting Methods and Nonstandard Ratings	5
MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES	5
Mortality and Expense Charges	6
Investor Control	6
Comparison to Taxable Investments	6
MORE ON PL&A AND THE POLICIES	7
How We Are Organized	7
How Policies Are Administered	7
Distribution Arrangements	7
The Separate Account	9
Performance	9
Yields	10
Financial Statements	11
Independent Registered Public Accounting Firm and Independent Auditors	12

Financial Statements of Pacific Select Exec Separate Account SA-1

Financial Statements of Pacific Life & Annuity Company PLA-1

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PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

If you have chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

• the guideline single premium or

• the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you have exceeded your Guideline Premium Limit, we may remove all or part of a premium you have paid from your Policy as of the day we applied it, and return it to you. We will adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You will find a detailed discussion of Modified Endowment Contracts in VARIABLE LIFE INSURANCE AND YOUR TAXES in the prospectus.

Unless you have told us in writing that you want your Policy to become a Modified Endowment Contract, we will remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We will also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 30 days before your Policy Anniversary, we will hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we will return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we are returning to you.

If we do not return the premium amount to you within that time, we will increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it is always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we will adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the Insured.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

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Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here is how the service works:

• You can set up this service at any time while your Policy is In Force.

• You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

• You must have at least $5,000 in a Variable Investment Option to start the service.

• We will automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you have selected.

• We will process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you have chosen. We will not make the first transfer until 15 days after the Policy is issued.

• We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

• We have the right to discontinue, modify or suspend the service at any time.

• We will keep making transfers at the intervals you have chosen until one of the following happens:

• the total amount you have asked us to transfer has been transferred

• there is no more Accumulated Value in the Investment Option you are transferring from

• your Policy enters the grace period and is in danger of lapsing

• we receive your Written Request to cancel the service

• we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here is how the service works:

• You can set up this service at any time while your Policy is In Force.

• You enroll in the service by completing a request form to enroll in the service.

• Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s quarterly, semi-annual or annual anniversary, depending on the interval you chose.

• You must be invested in two or more Variable Investment Options in order to elect portfolio rebalancing. The available Fixed Options are not included in portfolio rebalancing.

• We will not make the first transfer until 15 days after the Policy is issued.

• If you cancel this service, you must wait 30 days to begin it again.

• We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.

• We can discontinue, suspend or change the service at any time.

First Year Transfer

Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first 12 Policy months from the date your initial premium is applied to your Policy. Here is how the service works:

2

• You enroll in the service when you apply for your Policy and include specific details on your application.

• You choose a regular amount to be transferred every month for 12 months.

• Transfers under the first year transfer service take place on your Policy’s Monthly Payment Date, starting on the first Monthly Payment Date following the Free Look Transfer Date.

• If you sign up for this service, we will waive the usual transfer limit for the Fixed Account during the first 12 Policy months from the date your initial premium is applied to your Policy.

• If we make the last transfer during the second Policy Year, we will not count it toward the usual one transfer per year limit for the Fixed Account.

• If the Accumulated Value in the Fixed Account is less than the amount to be transferred, we will transfer the balance and then cancel the service.

• If there is Accumulated Value remaining in the Fixed Account at the end of the service, the transfer limitations for the Fixed Account will apply.

• We do not charge for the first year transfer service, and we do not currently charge for transfers made under this service.

Fixed Option Interest Sweep

The Fixed Option interest sweep service allows you to make scheduled transfers of the accumulated interest earnings from your available Fixed Options to the Variable Investment Options. Here is how the service works:

• You can set up this service at any time while your Policy is In Force.

• You enroll in the service by sending us a Written Request.

• You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.

• If you cancel this service, you must wait 30 days to begin it again.

• We do not charge for the Fixed Option interest sweep service, and we do not currently charge for transfers made under this service.

• We can discontinue, suspend or change the service at any time.

• Interest earnings transferred from any available Fixed Options to the Variable Investment Options are excluded from the transfer limitations.

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here is how the program works:

• You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.

• You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.

• You can choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.

3

• If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.

• The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the Illustration to your life insurance producer for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

• If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.

• If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

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MORE ON POLICY CHARGES

Underwriting Methods and Nonstandard Ratings

We normally use the medical or paramedical method to assign underwriting or insurance Risk Classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multilife guidelines.

Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective Insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum Age for an Insured at Policy issue is usually 65, but may be increased to Age 70 if representing less than 5% of the group of Insureds. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.

Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective Insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.

The current cost of insurance rates are generally higher for Policies issued under the guaranteed issue or simplified issue underwriting methods than for Policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 2001 Commissioners Standard Ordinary Mortality Tables (gender blended tables are used for unisex cost of insurance rates). The rates are also based on the Age and gender of the Insured unless unisex rates are required.

If we determine from the application for insurance, or any later evidence of insurability, that the Insured presents a risk not accounted for by our standard Risk Classes, typically due to medical history, profession or hobby, we may still issue a Coverage Layer with higher or additional charges, referred to as a nonstandard rating. Most insurance companies have a similar process. The Policy charges may be multiplied by a nonstandard table factor. In certain cases, there may be an additional flat-rate charge for a period specified at the time the Coverage Layer is issued. If we determine that a nonstandard rating applies to your Coverage Layer, you will be notified of the applicable charges, inclusive of any additional rate or charge, at the time the Coverage Layer is issued.

Ask your life insurance producer for more detailed information regarding nonstandard ratings that may apply to your Policy due to medical history, profession or hobby.

MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It is based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section VARIABLE LIFE INSURANCE AND YOUR TAXES or tax consequences that relate directly or indirectly to life insurance policies.

5

Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance Policy.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the Policy must be considered to be owned by the insurance company and not by the policy owner. Under current U.S. tax law, if a policy owner has excessive control over the investments made by a separate account, or the underlying fund, the policy owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the policy owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the Policy or the relationship between the Policy and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Policy, whether the Policy offers access to funds that are available to the general public, the number of transfers that a policy owner may make from one investment option to another, and the degree to which a policy owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our Policies and the relationship between our Policies and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under case law and IRS guidance, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the policy owner.

Furthermore, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Policy. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other Policies. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers, or entities taxed at the individual level, of 20% on long-term capital gains and on certain “qualifying dividends” on corporate stock. The long-term capital gains rate does not apply to corporations. Corporations pay tax based upon the corporate tax rate, which, depending upon income, may be higher than the long-term capital tax rate for individuals. An individual taxpayer will also have to satisfy a more than 60-day holding period with respect to

6

any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock may be less than the individual’s ordinary income tax rate which is applied to taxable distributions from a life insurance Policy.

MORE ON PL&A AND THE POLICIES

How We Are Organized

PL&A was incorporated on September 20, 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the name PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, PL&A.

PL&A is a stockholder owned company. As such, purchasing and owning a PL&A policy does not confer any membership rights nor ownership rights in PL&A or in any other company affiliated with PL&A.

How Policies Are Administered

Pacific Life Insurance Company administers the Policies sold under this prospectus. At the end of 2015, Pacific Life had $483.8 billion of individual life insurance in force and total admitted assets of approximately $113 billion.

Pacific Life’s executive office is at 700 Newport Center Drive, Newport Beach, CA 92660.

Distribution Arrangements

Pacific Select Distributors, LLC (PSD), our affiliate, acts as the distributor of the Policies. PSD and PL&A are both indirect subsidiaries of Pacific Mutual Holding Company. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose life insurance producers are authorized by state insurance departments to sell the Policies.

The aggregate amount of underwriting commissions paid to PSD with regard to 2015, 2014 and 2013 was $592,586.27, $244,036.77, and $455,466.92 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

• 63% of premiums paid up to the first target premium in the first Policy Year

• 17% of premiums paid up to the first target premium after the first Policy Year

• 3% of the premiums paid under targets 2-10

• 2% of premiums paid in excess of the 10th target premium.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the gender (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium will usually be less than, but generally does not exceed 99% of, the Policy's guideline level premiums. Before you buy a Policy, you can ask us or your life insurance producer for a personalized Illustration that shows you the guideline single premium and guideline level premiums.

Your life insurance producer typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your life insurance producer and his or

7

her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your life insurance producer how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay expense allowances and additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of expense allowances and additional cash compensation based on premium payments usually ranges from 27% to 36% of premiums paid in the first Policy Year up to the first target premium. For renewal years, the expense allowances and additional cash compensation can be as high as 13% on targets 2 and 3, 1.5% on targets 4-10, and 1% thereafter. Such additional compensation may give PL&A greater access to life insurance producers of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your life insurance producer may serve you better, this additional compensation also may afford PL&A a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to life insurance producer lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the life insurance producer market the Policies.

As of December 31, 2015, the following firms have arrangements in effect with PSD pursuant to which the firms are entitled to receive a revenue sharing payment: Aim Systems Inc, Arete Wealth Management Llc, Axa Advisors Llc, Benefit Funding Services, Best Practices Of America Llc, Cambridge Invstmt Research Inc, Capital Investment Group Inc, Cbiz Financial Solutions Inc, Cbiz Financial Solutions Inc, CBIZ Life Insurance Solutions Inc, Cetera Investment Services LLC, CLA USA Inc, Clark Securities Inc, Cms National Services LLC, Commonwealth Financial Network, Copperstone Insurance Services L L C, Crump Life Insurance Services Inc, Cuna Brokerage Services Inc, Elite Partners L L C, Exclusive Marketing Organization, Fas Corp, FASI Insurance Services Inc, Fasi of Tx Inc, First Allied Securities Inc, First Heartland Capital Inc, Fsc Securities Corporation, Futurity First Insurance Group Inc, Global View Capital Ins, Highland Capital Brokerage Inc, Impact Partnership LLC, Independent Financial Group Llc, Invest Financial Corporation, Investment Centers Of America Inc, Linsco Private Ledger Corp, Linsco Private Ledger Ins Assc Inc, Lion Street Financial LLC, Mercer Allied Company Lp, Metlife Securities Inc, Money Concepts Capital Corp, N F P Securities Inc, National Insurance Corporation, National Planning Corporation, National Securities Corporation, New England Securities Corporation, New FFR Ins Services Inc, Next Financial Group Inc, NFP Insurance Services Inc, Ogilvie Security Advisors Corp, One Resource Group Corporation, P J Robb Variable Corp, P J Robb Variable Corp, Performance Partners Insurance Solutions LLC, Ramkade Insurance Services Inc, Raymond James & Associates Inc, Raymond James Fin Svcs Inc, Royal Alliance Ins Agcy Of Wy Inc, Sagepoint Financial Inc, Saybrus Equity Services Inc, Saybrus Partners Inc, Securian Financial Services Inc, Securities America Inc, Signator Financial Services Inc, Sii Investments Inc, Strategic Partners Inc, Summit Brokerage Services Inc, The Leaders Group Inc, The Strategic Financial Alliance Inc, Tower Square Securities Inc, United Planners Financial Svcs Of America, Walnut Street Securities, Wealth Preservation & Management Inc, William Stoddart, Windy City Financial Partners Inc, Woodbury Financial Services, and World Group Securities Inc.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Life insurance producers may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your life insurance producer or broker-dealer to present this Policy over other investment options. You may ask your life insurance producer about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

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Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by PL&A or PSD that are attended by, among others, life insurance producers of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by PL&A and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of PL&A, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by PL&A or PSD. Additional expenses and promotional items may be paid for by PL&A and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

The Separate Account

The Separate Account was established on September 24, 1998 under Arizona law under the authority of our Board of Directors. It is registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Pursuant to Commodity Futures Trading Commission Rule 4.5, PL&A has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

9

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

• other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

• the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration

• various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.

Fidelity® VIP Government Money Market Variable Account

The “yield” (also called “current yield”) of the Fidelity® VIP Government Money Market Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Fidelity® VIP Government Money Market Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of 365/7)] – 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Fidelity® VIP Government Money Market portfolio are not included in the yield calculation.

Other Variable Accounts

“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a – b	+ 1) [6] – 1]
cd

where:

a =net investment income earned during the period by the underlying portfolio of the Variable Account,

b =expenses accrued for the period (net of reimbursements),

c =the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and

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d =the unit value of the accumulation units on the last day of the period.

The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Fidelity® VIP Government Money Market portfolio

Current yield for the Fidelity® VIP Government Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Fidelity® VIP Government Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield: [(Base Period Return + 1)(To the power of 365/7)] – 1.

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a – b	+ 1)[6] – 1]
cd

where:

a =dividends and interest earned during the period,

b =expenses accrued for the period (net of reimbursements),

c =the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d =the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The financial statements of Pacific Select Exec Separate Account of PL&A as of December 31, 2015 and for each of the periods presented, are included in this SAI. PL&A’s financial statements as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, are included in this SAI. These financial statements should be considered only as bearing on the ability of PL&A to meet its obligations under the Policies and not as a bearing on the investment performance of the assets held in the Separate Account.

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Independent Registered Public Accounting Firm and Independent Auditors

The financial statements of Pacific Select Exec Separate Account of Pacific Life & Annuity Company as of December 31, 2015 for each of the periods presented have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Pacific Life & Annuity Company as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The business address of Deloitte & Touche LLP is 695 Town Center Drive, Costa Mesa, CA 92626.

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Form No. 85-28949-08

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life & Annuity Company:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Pacific Select Exec Separate Account of Pacific Life & Annuity Company (the “Separate Account”) comprised of Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Strategy, Managed Bond, Short Duration Bond, Emerging Markets Debt, Comstock, Dividend Growth, Equity Index, Focused Growth, Growth, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Health Sciences, Real Estate, Technology, Currency Strategies, Global Absolute Return, Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth, Pacific Dynamix – Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, Invesco V.I. International Growth Series II, American Century VP Mid Cap Value Class II, American Funds IS Asset Allocation FundSM Class 4, American Funds IS Growth FundSM Class 4, American Funds IS Growth-Income FundSM Class 4, BlackRock® Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class III, BlackRock iShares Dynamic Fixed Income V.I. Class I, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Freedom 2035 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Government Money Market Service Class (formerly called Fidelity VIP Money Market Service Class), Fidelity VIP Value Strategies Service Class 2, Templeton Foreign VIP Class 2, Templeton Global Bond VIP Class 2, GE Investments Total Return Class 3, Janus Aspen Series Enterprise Service Shares, Janus Aspen Series Overseas Service Shares, Lazard Retirement U.S. Strategic Equity Service Class, ClearBridge Variable Aggressive Growth – Class II, ClearBridge Variable Mid Cap Core – Class II, Lord Abbett Bond Debenture Class VC, Lord Abbett Developing Growth Class VC, Lord Abbett Fundamental Equity Class VC, Lord Abbett Total Return Class VC, Variable Account I, Variable Account II, Variable Account III, Variable Account V, MFS® New Discovery Series - Service Class, MFS Utilities Series - Service Class, Oppenheimer Global Fund/VA Service Shares, PIMCO Global Multi-Asset Managed Allocation – Advisor Class, Royce Micro-Cap Service Class, T. Rowe Price Blue Chip Growth – II, T. Rowe Price Equity Income – II, and Van Eck VIP Global Hard Assets Initial Class Variable Accounts (collectively, the “Variable Accounts”) as of December 31, 2015, the related statements of operations for the year or period then ended, and the statements of changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of mutual fund investments owned as of December 31, 2015, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account of Pacific Life & Annuity Company as of December 31, 2015, the results of their operations for the year or period then ended, and the changes in their net assets and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

February 26, 2016

PACIFIC SELECT EXEC SEPARATE ACCOUNT

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2015

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value
	Pacific Select Fund

Diversified Bond	Diversified Bond Class I *	11,659	$95,230	$102,791
Floating Rate Income	Floating Rate Income Class I *	11	113	112
Floating Rate Loan	Floating Rate Loan Class I *	15,615	93,519	95,363
High Yield Bond	High Yield Bond Class I *	60,767	329,801	393,346
Inflation Managed	Inflation Managed Class I *	68,472	701,817	662,861
Inflation Strategy	Inflation Strategy Class I *	109	1,060	1,055
Managed Bond	Managed Bond Class I *	120,104	1,295,233	1,424,614
Short Duration Bond	Short Duration Bond Class I *	29,308	270,532	279,948
Emerging Markets Debt	Emerging Markets Debt Class I *	6,610	64,531	61,507
Comstock	Comstock Class I *	29,054	187,454	332,077
Dividend Growth	Dividend Growth Class I *	20,157	161,372	304,398
Equity Index	Equity Index Class I *	42,396	1,010,977	1,966,560
Focused Growth	Focused Growth Class I *	13,497	69,877	272,504
Growth	Growth Class I *	18,178	229,095	381,756
Large-Cap Growth	Large-Cap Growth Class I *	92,137	430,248	752,978
Large-Cap Value	Large-Cap Value Class I *	63,643	573,619	1,094,726
Long/Short Large-Cap	Long/Short Large-Cap Class I *	4,573	29,725	49,007
Main Street® Core	Main Street Core Class I *	36,950	581,619	1,092,071
Mid-Cap Equity	Mid-Cap Equity Class I *	64,076	635,931	918,917
Mid-Cap Growth	Mid-Cap Growth Class I *	43,995	228,261	428,440
Mid-Cap Value	Mid-Cap Value Class I *	3,474	37,617	48,209
Small-Cap Equity	Small-Cap Equity Class I *	4,588	46,466	67,912
Small-Cap Growth	Small-Cap Growth Class I *	11,465	74,213	137,027
Small-Cap Index	Small-Cap Index Class I *	45,665	386,026	778,028
Small-Cap Value	Small-Cap Value Class I *	41,873	459,902	636,761
Emerging Markets	Emerging Markets Class I *	51,742	342,715	672,372
International Large-Cap	International Large-Cap Class I *	140,166	756,736	1,056,130
International Small-Cap	International Small-Cap Class I *	11,229	62,301	94,730
International Value	International Value Class I *	53,557	470,605	550,762
Health Sciences	Health Sciences Class I *	33,347	277,705	1,022,238
Real Estate	Real Estate Class I *	40,925	430,573	900,747
Technology	Technology Class I *	34,120	126,632	187,074
Currency Strategies	Currency Strategies Class I *	205	2,160	2,203
Global Absolute Return	Global Absolute Return Class I *	178	1,865	1,917
Pacific Dynamix - Conservative Growth	Pacific Dynamix - Conservative Growth Class I *	15	179	198
Pacific Dynamix - Moderate Growth	Pacific Dynamix - Moderate Growth Class I *	18,951	306,066	300,668
Pacific Dynamix - Growth	Pacific Dynamix - Growth Class I *	25,045	360,687	422,765
Portfolio Optimization Conservative	Portfolio Optimization Conservative Class I *	6,690	76,774	75,441
Portfolio Optimization Moderate-Conservative	Portfolio Optimization Moderate-Conservative Class I *	12,784	126,459	150,140
Portfolio Optimization Moderate	Portfolio Optimization Moderate Class I *	95,911	920,475	1,164,715
Portfolio Optimization Growth	Portfolio Optimization Growth Class I *	227,656	2,209,917	2,853,957
Portfolio Optimization Aggressive-Growth	Portfolio Optimization Aggressive-Growth Class I *	69,092	740,170	872,769

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. International Growth Series II	Invesco V.I. International Growth Series II	636	21,506	21,003

	American Century Variable Portfolios, Inc.
American Century VP Mid Cap Value Class II	American Century VP Mid Cap Value Class II	2,757	48,913	50,720

	American Funds Insurance Series®
American Funds IS Asset Allocation FundSM Class 4	American Funds IS Asset Allocation Fund Class 4	2,406	50,581	49,085
American Funds IS Growth FundSM Class 4	American Funds IS Growth Fund Class 4	8,296	565,215	557,994
American Funds IS Growth-Income FundSM Class 4	American Funds IS Growth-Income Fund Class 4	6,951	321,058	311,536

	BlackRock® Variable Series Funds, Inc.
BlackRock Basic Value V.I. Class III	BlackRock Basic Value V.I. Class III	4,432	50,520	58,864
BlackRock Global Allocation V.I. Class III	BlackRock Global Allocation V.I. Class III	27,380	365,735	357,030
BlackRock iShares Dynamic Fixed Income V.I. Class I	BlackRock iShares Dynamic Fixed Income V.I. Class I	19	191	190

	Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2	Fidelity VIP Contrafund Service Class 2	17,498	363,725	581,986
Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	6,957	55,777	86,122

See Notes to Financial Statements	SA-2	See explanation of symbol on SA-3

PACIFIC SELECT EXEC SEPARATE ACCOUNT

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2015

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value
Fidelity VIP Freedom 2025 Service Class 2	Fidelity VIP Freedom 2025 Service Class 2	214	$2,488	$2,729
Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	332	4,313	4,191
Fidelity VIP Freedom 2035 Service Class 2	Fidelity VIP Freedom 2035 Service Class 2	3,897	69,556	73,896
Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Service Class 2	507	17,838	32,978
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Mid Cap Service Class 2	11,875	339,219	377,967
Fidelity VIP Government Money Market Service Class	Fidelity VIP Government Money Market Service Class	806,352	806,352	806,352
Fidelity VIP Value Strategies Service Class 2	Fidelity VIP Value Strategies Service Class 2	3,025	25,239	44,280

	Franklin Templeton Variable Insurance Products Trust
Templeton Foreign VIP Class 2	Templeton Foreign VIP Class 2	416	6,155	5,494
Templeton Global Bond VIP Class 2	Templeton Global Bond VIP Class 2	5,901	105,412	93,234

	GE Investments Funds, Inc.
GE Investments Total Return Class 3	GE Investments Total Return Class 3	366	6,468	6,447

	Janus Aspen Series
Janus Aspen Series Enterprise Service Shares	Janus Aspen Series Enterprise Service Shares	1,704	67,344	93,147
Janus Aspen Series Overseas Service Shares	Janus Aspen Series Overseas Service Shares	5,053	187,824	140,682

	Lazard Retirement Series, Inc.
Lazard Retirement U.S. Strategic Equity Service Class	Lazard Retirement U.S. Strategic Equity Service Class	90	789	960

	Legg Mason Partners Variable Equity Trust
ClearBridge Variable Aggressive Growth - Class II	ClearBridge Variable Aggressive Growth - Class II	9,011	246,921	233,824
ClearBridge Variable Mid Cap Core - Class II	ClearBridge Variable Mid Cap Core - Class II	236	2,862	4,217

	Lord Abbett Series Fund, Inc.
Lord Abbett Bond Debenture Class VC	Lord Abbett Bond Debenture Class VC	4,734	58,385	52,736
Lord Abbett Developing Growth Class VC	Lord Abbett Developing Growth Class VC	608	14,537	13,545
Lord Abbett Fundamental Equity Class VC	Lord Abbett Fundamental Equity Class VC	465	8,861	7,574
Lord Abbett Total Return Class VC	Lord Abbett Total Return Class VC	5,771	97,684	93,774

	M Fund, Inc.
I	M International Equity	1,651	17,502	18,589
II	M Large Cap Growth	822	14,361	17,811
III	M Capital Appreciation	1,682	35,213	42,307
V	M Large Cap Value	1,202	14,203	14,383

	MFS® Variable Insurance Trust
MFS New Discovery Series - Service Class	MFS New Discovery Series - Service Class	3,130	39,202	45,227
MFS Utilities Series - Service Class	MFS Utilities Series - Service Class	11,203	293,925	281,760

	Oppenheimer Variable Account Funds
Oppenheimer Global Fund/VA Service Shares	Oppenheimer Global Fund/VA Service Shares	1,954	72,489	73,448

	PIMCO Variable Insurance Trust
PIMCO Global Multi-Asset Managed Allocation - Advisor Class	PIMCO Global Multi-Asset Managed Allocation - Advisor Class	7,133	84,161	81,171

	Royce Capital Fund
Royce Micro-Cap Service Class	Royce Micro-Cap Service Class	27	277	246

	T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth - II	T. Rowe Price Blue Chip Growth - II *	16,443	183,940	367,837
T. Rowe Price Equity Income - II	T. Rowe Price Equity Income - II	11,540	227,621	308,465

	Van Eck VIP Trust
Van Eck VIP Global Hard Assets Initial Class	Van Eck VIP Global Hard Assets Initial Class	16,846	337,661	284,358

*	The variable accounts did not receive any dividends or capital gains distributions from the underlying portfolios/funds during the reporting period (See Note 3 in Notes to Financial Statements).

See Notes to Financial Statements	SA-3

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

	Variable Accounts

	Diversified Bond	Floating Rate Income	Floating Rate Loan	High Yield Bond	Inflation Managed	Inflation Strategy
ASSETS
Investments in mutual funds, at value	$102,791	$112	$95,363	$393,346	$662,861	$1,055
Receivables:
Due from Pacific Life & Annuity Company	-	-	-	56	-	-
Investments sold	-	-	-	-	2	-
Total Assets	102,791	112	95,363	393,402	662,863	1,055
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	-	-	-	-	3	-
Investments purchased	-	-	-	55	-	-
Total Liabilities	-	-	-	55	3	-
NET ASSETS	$102,791	$112	$95,363	$393,347	$662,860	$1,055
Units Outstanding	6,877	11	8,914	18,069	30,124	103
Accumulation Unit Values	$14.95	$10.35	$10.70	$21.77	$22.00	$10.23
Cost of Investments	$95,230	$113	$93,519	$329,801	$701,817	$1,060

	Managed Bond	Short Duration Bond	Emerging Markets Debt	Comstock	Dividend Growth	Equity Index
ASSETS
Investments in mutual funds, at value	$1,424,614	$279,948	$61,507	$332,077	$304,398	$1,966,560
Receivables:
Due from Pacific Life & Annuity Company	31	-	-	-	-	1,024
Investments sold	-	-	-	4	-	-
Total Assets	1,424,645	279,948	61,507	332,081	304,398	1,967,584
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	-	2	-	4	1	-
Investments purchased	30	-	-	-	-	1,023
Total Liabilities	30	2	-	4	1	1,023
NET ASSETS	$1,424,615	$279,946	$61,507	$332,077	$304,397	$1,966,561
Units Outstanding	58,108	22,005	6,466	17,879	14,036	106,896
Accumulation Unit Values	$24.52	$12.72	$9.51	$18.57	$21.69	$18.40
Cost of Investments	$1,295,233	$270,532	$64,531	$187,454	$161,372	$1,010,977

	Focused Growth	Growth	Large-Cap Growth	Large-Cap Value	Long/Short Large-Cap	Main Street Core
ASSETS
Investments in mutual funds, at value	$272,504	$381,756	$752,978	$1,094,726	$49,007	$1,092,071
Receivables:
Investments sold	-	39	51	5	-	-
Total Assets	272,504	381,795	753,029	1,094,731	49,007	1,092,071
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	-	36	56	10	-	3
Total Liabilities	-	36	56	10	-	3
NET ASSETS	$272,504	$381,759	$752,973	$1,094,721	$49,007	$1,092,068
Units Outstanding	7,929	30,057	49,530	50,947	2,972	58,506
Accumulation Unit Values	$34.37	$12.70	$15.20	$21.49	$16.49	$18.67
Cost of Investments	$69,877	$229,095	$430,248	$573,619	$29,725	$581,619

See Notes to Financial Statements	SA-4

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2015

	Variable Accounts

	Mid-Cap Equity	Mid-Cap Growth	Mid-Cap Value	Small-Cap Equity	Small-Cap Growth	Small-Cap Index
ASSETS
Investments in mutual funds, at value	$918,917	$428,440	$48,209	$67,912	$137,027	$778,028
Receivables:
Due from Pacific Life & Annuity Company	-	3	-	6	1	6
Investments sold	16	-	-	-	-	-
Total Assets	918,933	428,443	48,209	67,918	137,028	778,034
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	16	-	-	-	-	-
Investments purchased	-	-	-	6	-	5
Total Liabilities	16	-	-	6	-	5
NET ASSETS	$918,917	$428,443	$48,209	$67,912	$137,028	$778,029
Units Outstanding	29,045	24,108	1,779	2,893	10,104	29,249
Accumulation Unit Values	$31.64	$17.77	$27.10	$23.48	$13.56	$26.60
Cost of Investments	$635,931	$228,261	$37,617	$46,466	$74,213	$386,026

	Small-Cap Value	Emerging Markets	International Large-Cap	International Small-Cap	International Value	Health Sciences
ASSETS
Investments in mutual funds, at value	$636,761	$672,372	$1,056,130	$94,730	$550,762	$1,022,238
Receivables:
Due from Pacific Life & Annuity Company	-	153	-	-	15	104
Investments sold	-	-	7	-	-	-
Total Assets	636,761	672,525	1,056,137	94,730	550,777	1,022,342
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	-	-	1	-	-	-
Investments purchased	-	87	-	-	16	106
Total Liabilities	-	87	1	-	16	106
NET ASSETS	$636,761	$672,438	$1,056,136	$94,730	$550,761	$1,022,236
Units Outstanding	16,501	16,071	59,866	7,537	52,121	19,561
Accumulation Unit Values	$38.59	$41.84	$17.64	$12.57	$10.57	$52.26
Cost of Investments	$459,902	$342,715	$756,736	$62,301	$470,605	$277,705

	Real Estate	Technology	Currency Strategies	Global Absolute Return	Pacific Dynamix - Conservative Growth	Pacific Dynamix - Moderate Growth
ASSETS
Investments in mutual funds, at value	$900,747	$187,074	$2,203	$1,917	$198	$300,668
Receivables:
Investments sold	8	5	-	-	-	-
Total Assets	900,755	187,079	2,203	1,917	198	300,668
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	10	6	-	-	-	-
Total Liabilities	10	6	-	-	-	-
NET ASSETS	$900,745	$187,073	$2,203	$1,917	$198	$300,668
Units Outstanding	18,104	16,644	209	183	12	16,803
Accumulation Unit Values	$49.75	$11.24	$10.54	$10.48	$16.20	$17.89
Cost of Investments	$430,573	$126,632	$2,160	$1,865	$179	$306,066

See Notes to Financial Statements	SA-5

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2015

	Variable Accounts

	Pacific Dynamix - Growth	Portfolio Optimization Conservative	Portfolio Optimization Moderate- Conservative	Portfolio Optimization Moderate	Portfolio Optimization Growth	Portfolio Optimization Aggressive-Growth
ASSETS
Investments in mutual funds, at value	$422,765	$75,441	$150,140	$1,164,715	$2,853,957	$872,769
Receivables:
Due from Pacific Life & Annuity Company	518	-	-	-	-	-
Total Assets	423,283	75,441	150,140	1,164,715	2,853,957	872,769
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	-	-	1	-	1	-
Investments purchased	518	-	-	-	-	-
Total Liabilities	518	-	1	-	1	-
NET ASSETS	$422,765	$75,441	$150,139	$1,164,715	$2,853,956	$872,769
Units Outstanding	21,500	6,467	12,402	93,355	222,588	67,818
Accumulation Unit Values	$19.66	$11.67	$12.11	$12.48	$12.82	$12.87
Cost of Investments	$360,687	$76,774	$126,459	$920,475	$2,209,917	$740,170

	Invesco V.I. International Growth Series II	American Century VP Mid Cap Value Class II	American Funds IS Asset Allocation Fund Class 4	American Funds IS Growth Fund Class 4	American Funds IS Growth-Income Fund Class 4	BlackRock Basic Value V.I. Class III
ASSETS
Investments in mutual funds, at value	$21,003	$50,720	$49,085	$557,994	$311,536	$58,864
Receivables:
Due from Pacific Life & Annuity Company	-	-	286	-	-	-
Investments sold	-	-	-	39	-	-
Total Assets	21,003	50,720	49,371	558,033	311,536	58,864
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	-	-	-	39	-	1
Investments purchased	-	-	286	-	-	-
Total Liabilities	-	-	286	39	-	1
NET ASSETS	$21,003	$50,720	$49,085	$557,994	$311,536	$58,863
Units Outstanding	1,733	3,213	2,204	25,106	15,606	3,511
Accumulation Unit Values	$12.12	$15.79	$22.27	$22.23	$19.96	$16.77
Cost of Investments	$21,506	$48,913	$50,581	$565,215	$321,058	$50,520

	BlackRock Global Allocation V.I. Class III	BlackRock iShares Dynamic Fixed Income V.I. Class I	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2025 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2
ASSETS
Investments in mutual funds, at value	$357,030	$190	$581,986	$86,122	$2,729	$4,191
Receivables:
Due from Pacific Life & Annuity Company	529	95	2	-	-	-
Total Assets	357,559	285	581,988	86,122	2,729	4,191
LIABILITIES
Payables:
Investments purchased	529	95	-	-	-	-
Total Liabilities	529	95	-	-	-	-
NET ASSETS	$357,030	$190	$581,988	$86,122	$2,729	$4,191
Units Outstanding	19,738	19	27,071	6,601	202	323
Accumulation Unit Values	$18.09	$9.79	$21.50	$13.05	$13.51	$12.98
Cost of Investments	$365,735	$191	$363,725	$55,777	$2,488	$4,313

See Notes to Financial Statements	SA-6

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2015

	Variable Accounts

	Fidelity VIP Freedom 2035 Service Class 2	Fidelity VIP Growth Service Class 2	Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Government Money Market Service Class	Fidelity VIP Value Strategies Service Class 2	Templeton Foreign VIP Class 2
ASSETS
Investments in mutual funds, at value	$73,896	$32,978	$377,967	$806,352	$44,280	$5,494
Receivables:
Due from Pacific Life & Annuity Company	-	-	-	6	-	-
Total Assets	73,896	32,978	377,967	806,358	44,280	5,494
LIABILITIES
Payables:
Due to Pacific Life & Annuity Company	-	1	2	-	-	-
Investments purchased	-	-	-	1	-	-
Total Liabilities	-	1	2	1	-	-
NET ASSETS	$73,896	$32,977	$377,965	$806,357	$44,280	$5,494
Units Outstanding	5,466	1,609	18,648	80,620	2,504	490
Accumulation Unit Values	$13.52	$20.49	$20.27	$10.00	$17.69	$11.22
Cost of Investments	$69,556	$17,838	$339,219	$806,352	$25,239	$6,155

	Templeton Global Bond VIP Class 2	GE Investments Total Return Class 3	Janus Aspen Series Enterprise Service Shares	Janus Aspen Series Overseas Service Shares	Lazard Retirement U.S. Strategic Equity Service Class	ClearBridge Variable Aggressive Growth - Class II
ASSETS
Investments in mutual funds, at value	$93,234	$6,447	$93,147	$140,682	$960	$233,824
Receivables:
Due from Pacific Life & Annuity Company	-	-	-	136	-	-
Total Assets	93,234	6,447	93,147	140,818	960	233,824
LIABILITIES
Payables:
Investments purchased	-	-	-	135	-	-
Total Liabilities	-	-	-	135	-	-
NET ASSETS	$93,234	$6,447	$93,147	$140,683	$960	$233,824
Units Outstanding	7,861	471	4,669	15,668	68	11,523
Accumulation Unit Values	$11.86	$13.69	$19.95	$8.98	$14.12	$20.29
Cost of Investments	$105,412	$6,468	$67,344	$187,824	$789	$246,921

	ClearBridge Variable Mid Cap Core - Class II	Lord Abbett Bond Debenture Class VC	Lord Abbett Developing Growth Class VC	Lord Abbett Fundamental Equity Class VC	Lord Abbett Total Return Class VC	I
ASSETS
Investments in mutual funds, at value	$4,217	$52,736	$13,545	$7,574	$93,774	$18,589
Receivables:
Due from Pacific Life & Annuity Company	-	-	1	-	-	-
Total Assets	4,217	52,736	13,546	7,574	93,774	18,589
NET ASSETS (1)	$4,217	$52,736	$13,546	$7,574	$93,774	$18,589
Units Outstanding	237	5,295	914	479	9,148	1,806
Accumulation Unit Values	$17.78	$9.96	$14.82	$15.82	$10.25	$10.29
Cost of Investments	$2,862	$58,385	$14,537	$8,861	$97,684	$17,502

(1) No outstanding liabilities for the variable accounts as of December 31, 2015.

See Notes to Financial Statements	SA-7

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2015

	Variable Accounts

	II	III	V	MFS New Discovery Series - Service Class	MFS Utilities Series - Service Class	Oppenheimer Global Fund/VA Service Shares
ASSETS
Investments in mutual funds, at value	$17,811	$42,307	$14,383	$45,227	$281,760	$73,448
Total Assets	17,811	42,307	14,383	45,227	281,760	73,448
NET ASSETS (1)	$17,811	$42,307	$14,383	$45,227	$281,760	$73,448
Units Outstanding	629	1,437	662	2,562	19,411	6,021
Accumulation Unit Values	$28.31	$29.44	$21.73	$17.65	$14.52	$12.20
Cost of Investments	$14,361	$35,213	$14,203	$39,202	$293,925	$72,489

	PIMCO Global Multi-Asset Managed Allocation - Advisor Class	Royce Micro-Cap Service Class	T. Rowe Price Blue Chip Growth - II	T. Rowe Price Equity Income - II	Van Eck VIP Global Hard Assets Initial Class
ASSETS
Investments in mutual funds, at value	$81,171	$246	$367,837	$308,465	$284,358
Receivables:
Due from Pacific Life & Annuity Company	-	-	-	1	61
Total Assets	81,171	246	367,837	308,466	284,419
LIABILITIES
Payables:
Investments purchased	-	-	-	-	61
Total Liabilities	-	-	-	-	61
NET ASSETS	$81,171	$246	$367,837	$308,466	$284,358
Units Outstanding	8,492	22	15,751	18,605	23,025
Accumulation Unit Values	$9.56	$11.08	$23.35	$16.58	$12.35
Cost of Investments	$84,161	$277	$183,940	$227,621	$337,661

(1) No outstanding liabilites for the variable accounts as of December 31, 2015.

See Notes to Financial Statements	SA-8

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2015

	Variable Accounts
	Diversified Bond	Floating Rate Income	Floating Rate Loan	High Yield Bond	Inflation Managed	Inflation Strategy (1)
INVESTMENT INCOME
Dividends (2)	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	2,737	-	8	1,963	(5,758)	-
Capital gains distributions (2)	-	-	-	-	-	-
Realized Gain (Loss) on Investments	2,737	-	8	1,963	(5,758)	-
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(70)	-	(987)	(20,163)	(15,284)	(5)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,667	$-	($979)	($18,200)	($21,042)	($5)

	Managed Bond	Short Duration Bond	Emerging Markets Debt	Comstock	Dividend Growth	Equity Index
INVESTMENT INCOME
Dividends (2)	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	7,532	71	(2,975)	9,962	16,133	(1,518)
Capital gains distributions (2)	-	-	-	-	-	-
Realized Gain (Loss) on Investments	7,532	71	(2,975)	9,962	16,133	(1,518)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,509	664	456	(32,022)	(8,936)	23,352
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,041	$735	($2,519)	($22,060)	$7,197	$21,834

	Focused Growth	Growth	Large-Cap Growth	Large- Cap Value	Long/Short Large-Cap	Main Street Core
INVESTMENT INCOME
Dividends (2)	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	30,220	9,121	25,930	26,805	4,155	53,530
Capital gains distributions (2)	-	-	-	-	-	-
Realized Gain (Loss) on Investments	30,220	9,121	25,930	26,805	4,155	53,530
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(860)	18,872	22,928	(59,539)	(4,819)	(10,846)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,360	$27,993	$48,858	($32,734)	($664)	$42,684

(1) Operations resumed during 2015 (See Note 1 in Notes to Financial Statements).

(2) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements	SA-9

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2015

	Variable Accounts
	Mid-Cap Equity	Mid-Cap Growth	Mid-Cap Value	Small-Cap Equity	Small-Cap Growth	Small-Cap Index
INVESTMENT INCOME
Dividends (1)	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	15,754	6,055	(24)	10	9,791	288
Capital gains distributions (1)	-	-	-	-	-	-
Realized Gain (Loss) on Investments	15,754	6,055	(24)	10	9,791	288
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,967	(32,118)	(101)	(5,730)	(20,856)	(40,352)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,721	($26,063)	($125)	($5,720)	($11,065)	($40,064)

	Small-Cap Value	Emerging Markets	International Large-Cap	International Small-Cap	International Value	Health Sciences
INVESTMENT INCOME
Dividends (1)	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	8,431	5,011	8,064	(661)	4,469	46,702
Capital gains distributions (1)	-	-	-	-	-	-
Realized Gain (Loss) on Investments	8,431	5,011	8,064	(661)	4,469	46,702
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(36,404)	(113,723)	(7,666)	5,296	(16,258)	62,618
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($27,973)	($108,712)	$398	$4,635	($11,789)	$109,320

	Real Estate	Technology	Currency Strategies (2)	Global Absolute Return (2)	Pacific Dynamix - Conservative Growth	Pacific Dynamix - Moderate Growth
INVESTMENT INCOME
Dividends (1)	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(4,258)	3,599	-	11	141	105
Capital gains distributions (1)	-	-	-	-	-	-
Realized Gain (Loss) on Investments	(4,258)	3,599	-	11	141	105
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	13,268	(8,275)	43	52	(136)	(6,348)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,010	($4,676)	$43	$63	$5	($6,243)

(1) See Note 3 in Notes to Financial Statements.

(2) Operations commenced during 2015 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements	SA-10

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2015

	Variable Accounts
	Pacific Dynamix - Growth	Portfolio Optimization Conservative (1)	Portfolio Optimization Moderate- Conservative	Portfolio Optimization Moderate	Portfolio Optimization Growth	Portfolio Optimization Aggressive-Growth
INVESTMENT INCOME
Dividends (2)	$-	$-	$-	$-	$-	$-
Net Investment Income	-	-	-	-	-	-
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(333)	(729)	1,536	6,158	(4,175)	(477)
Capital gains distributions (2)	-	-	-	-	-	-
Realized Gain (Loss) on Investments	(333)	(729)	1,536	6,158	(4,175)	(477)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(10,035)	(1,333)	(1,977)	(10,611)	(10,008)	(15,292)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($10,368)	($2,062)	($441)	($4,453)	($14,183)	($15,769)

	Invesco V.I. International Growth Series II	American Century VP Mid Cap Value Class II	American Funds IS Asset Allocation Fund Class 4 (1)	American Funds IS Growth Fund Class 4 (1)	American Funds IS Growth-Income Fund Class 4 (1)	BlackRock Basic Value V.I. Class III
INVESTMENT INCOME
Dividends (2)	$288	$774	$728	$3,801	$3,924	$801
Net Investment Income	288	774	728	3,801	3,924	801
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(109)	(70)	(4)	17	(30)	(288)
Capital gains distributions (2)	-	2,300	-	-	-	7,182
Realized Gain (Loss) on Investments	(109)	2,230	(4)	17	(30)	6,894
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(899)	(3,818)	(1,496)	(7,221)	(9,522)	(11,666)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($720)	($814)	($772)	($3,403)	($5,628)	($3,971)

	BlackRock Global Allocation V.I. Class III	BlackRock iShares Dynamic Fixed Income V.I. Class I (1)	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2025 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2
INVESTMENT INCOME
Dividends (2)	$3,816	$2	$4,808	$1,418	$45	$64
Net Investment Income	3,816	2	4,808	1,418	45	64
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(1,795)	(1)	(344)	(82)	(9)	(7)
Capital gains distributions (2)	21,858	-	55,880	382	15	21
Realized Gain (Loss) on Investments	20,063	(1)	55,536	300	6	14
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(30,733)	(1)	(56,709)	(2,110)	(70)	(92)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($6,854)	$-	$3,635	($392)	($19)	($14)

(1) Operations commenced during 2015 (See Note 1 in Notes to Financial Statements).

(2) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements	SA-11

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2015

	Variable Accounts
	Fidelity VIP Freedom 2035 Service Class 2	Fidelity VIP Growth Service Class 2	Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Government Money Market Service Class	Fidelity VIP Value Strategies Service Class 2	Templeton Foreign VIP Class 2
INVESTMENT INCOME
Dividends (1)	$1,060	$11	$1,006	$79	$417	$192
Net Investment Income	1,060	11	1,006	79	417	192
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	76	6,212	(534)	-	751	(1,727)
Capital gains distributions (1)	380	1,609	45,896	-	38	196
Realized Gain (Loss) on Investments	456	7,821	45,362	-	789	(1,531)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(1,854)	(4,438)	(52,856)	-	(2,409)	1,045
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($338)	$3,394	($6,488)	$79	($1,203)	($294)

	Templeton Global Bond VIP Class 2	GE Investments Total Return Class 3	Janus Aspen Series Enterprise Service Shares	Janus Aspen Series Overseas Service Shares	Lazard Retirement U.S. Strategic Equity Service Class	ClearBridge Variable Aggressive Growth - Class II
INVESTMENT INCOME
Dividends (1)	$7,902	$102	$530	$790	$4	$193
Net Investment Income	7,902	102	530	790	4	193
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(875)	(24)	(380)	(1,643)	28	(1,130)
Capital gains distributions (1)	513	210	11,705	4,575	65	25,288
Realized Gain (Loss) on Investments	(362)	186	11,325	2,932	93	24,158
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(11,785)	(375)	(7,528)	(17,254)	(152)	(28,979)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($4,245)	($87)	$4,327	($13,532)	($55)	($4,628)

	ClearBridge Variable Mid Cap Core - Class II	Lord Abbett Bond Debenture Class VC	Lord Abbett Developing Growth Class VC	Lord Abbett Fundamental Equity Class VC	Lord Abbett Total Return Class VC	I
INVESTMENT INCOME
Dividends (1)	$2	$2,222	$-	$91	$2,619	$330
Net Investment Income	2	2,222	-	91	2,619	330
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	4	(102)	1	(71)	(236)	2
Capital gains distributions (1)	252	300	111	634	132	-
Realized Gain (Loss) on Investments	256	198	112	563	(104)	2
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(161)	(3,326)	(1,324)	(925)	(3,107)	(1,084)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$97	($906)	($1,212)	($271)	($592)	($752)

(1) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements	SA-12

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2015

	Variable Accounts
	II	III	V	MFS New Discovery Series - Service Class	MFS Utilities Series - Service Class	Oppenheimer Global Fund/VA Service Shares
INVESTMENT INCOME
Dividends (1)	$4	$-	$200	$-	$14,596	$717
Net Investment Income	4	-	200	-	14,596	717
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(1)	(63)	(7)	(55)	(13,113)	(100)
Capital gains distributions (1)	2,843	4,830	1,194	1,597	25,618	4,418
Realized Gain (Loss) on Investments	2,842	4,767	1,187	1,542	12,505	4,318
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(1,832)	(7,671)	(1,598)	(2,240)	(82,543)	(2,822)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,014	($2,904)	($211)	($698)	($55,442)	$2,213

	PIMCO Global Multi-Asset Managed Allocation - Advisor Class	Royce Micro-Cap Service Class	T. Rowe Price Blue Chip Growth - II	T. Rowe Price Equity Income - II	Van Eck VIP Global Hard Assets Initial Class
INVESTMENT INCOME
Dividends (1)	$1,408	$-	$-	$5,070	$90
Net Investment Income	1,408	-	-	5,070	90
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	103	(1)	(1)	(601)	(17,551)
Capital gains distributions (1)	-	14	-	6,910	-
Realized Gain (Loss) on Investments	103	13	(1)	6,309	(17,551)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(809)	(36)	33,109	(34,681)	(53,338)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$702	($23)	$33,108	($23,302)	($70,799)

(1) See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements	SA-13

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year/Period Ended December 31, 2014	Year/Period Ended December 31, 2015	Year/Period Ended December 31, 2014

	Diversified Bond		Floating Rate Income (1)		Floating Rate Loan
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	2,737	1,290	-	-	8	307
Change in net unrealized appreciation (depreciation) on investments	(70)	6,931	-	(1)	(987)	470
Net Increase (Decrease) in Net Assets Resulting from Operations	2,667	8,221	-	(1)	(979)	777
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	11,382	5,371	67	51	4,786	2,847
Transfers between variable and fixed accounts, net	(131,236)	122,976	-	-	595	(21,456)
Policy maintenance charges	(7,000)	(6,697)	(4)	-	(3,052)	(4,221)
Policy benefits and terminations	-	(3,599)	-	-	-	-
Policy loans and loan repayments (2)	(629)	(913)	-		(216)	(167)
Other (2)	68	44	-	(1)	16	9
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(127,415)	117,182	63	50	2,129	(22,988)
NET INCREASE (DECREASE) IN NET ASSETS	(124,748)	125,403	63	49	1,150	(22,211)
NET ASSETS
Beginning of Year or Period	227,539	102,136	49	-	94,213	116,424
End of Year or Period	$102,791	$227,539	$112	$49	$95,363	$94,213

	High Yield Bond		Inflation Managed		Inflation Strategy (3)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	1,963	2,897	(5,758)	(7,083)	-	(414)
Change in net unrealized appreciation (depreciation) on investments	(20,163)	(658)	(15,284)	29,963	(5)	948
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,200)	2,239	(21,042)	22,880	(5)	534
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	31,296	22,973	52,297	52,248	1,064	1,411
Transfers between variable and fixed accounts, net	(6,515)	(17,895)	(255)	(4,481)	-	(21,502)
Policy maintenance charges	(21,333)	(25,574)	(47,048)	(50,284)	(4)	(929)
Policy benefits and terminations	(20,210)	(1,479)	(22,436)	(19,308)	-	-
Policy loans and loan repayments (2)	3,951	(6,952)	(6,343)	(17,305)	-	-
Other (2)	150	83	353	312	-	(1)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(12,661)	(28,844)	(23,432)	(38,818)	1,060	(21,021)
NET INCREASE (DECREASE) IN NET ASSETS	(30,861)	(26,605)	(44,474)	(15,938)	1,055	(20,487)
NET ASSETS
Beginning of Year or Period	424,208	450,813	707,334	723,272	-	20,487
End of Year or Period	$393,347	$424,208	$662,860	$707,334	$1,055	$-

(1)	Operations commenced during 2014 (See Financial Highlights for commencement date of operations).
(2)	Certain prior year numbers have been reclassified to conform to the current year presentation.
(3)	All the units were fully redeemed or transferred on December 31, 2014. Operations resumed during 2015 (See Note 1 in Notes to Financial Statements).

See Notes to Financial Statements	SA-14

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

	Managed Bond		Short Duration Bond		Emerging Markets Debt
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	7,532	6,340	71	10	(2,975)	5
Change in net unrealized appreciation (depreciation) on investments	1,509	61,199	664	1,710	456	(2,570)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,041	67,539	735	1,720	(2,519)	(2,565)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	109,646	112,847	16,577	15,911	656	-
Transfers between variable and fixed accounts, net	16,648	(82,989)	42,144	16,254	(321)	-
Policy maintenance charges	(91,791)	(97,158)	(16,950)	(18,509)	(1,303)	(1,237)
Policy benefits and terminations	(108,758)	(19,575)	(25,354)	(2,463)	-	-
Policy loans and loan repayments (1)	(10,748)	(16,477)	(3,253)	(97)	-	-
Other (1)	868	391	136	115	(1)	1
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(84,135)	(102,961)	13,300	11,211	(969)	(1,236)
NET INCREASE (DECREASE) IN NET ASSETS	(75,094)	(35,422)	14,035	12,931	(3,488)	(3,801)
NET ASSETS
Beginning of Year	1,499,709	1,535,131	265,911	252,980	64,995	68,796
End of Year	$1,424,615	$1,499,709	$279,946	$265,911	$61,507	$64,995

	Comstock		Dividend Growth		Equity Index
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	9,962	17,825	16,133	15,488	(1,518)	3,762
Change in net unrealized appreciation (depreciation) on investments	(32,022)	16,614	(8,936)	22,946	23,352	214,976
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,060)	34,439	7,197	38,434	21,834	218,738
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	24,146	24,766	18,398	21,364	126,283	107,844
Transfers between variable and fixed accounts, net	(5,115)	(57)	(31,817)	(4,496)	(30,007)	100,538
Policy maintenance charges	(25,416)	(28,656)	(17,593)	(20,139)	(74,664)	(67,012)
Policy benefits and terminations	(19,833)	(26,677)	(14,571)	(39,442)	(33,201)	(29,514)
Policy loans and loan repayments (1)	(416)	(20,200)	4,439	(8,165)	(18,020)	(12,320)
Other (1)	152	123	159	184	862	162
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(26,482)	(50,701)	(40,985)	(50,694)	(28,747)	99,698
NET INCREASE (DECREASE) IN NET ASSETS	(48,542)	(16,262)	(33,788)	(12,260)	(6,913)	318,436
NET ASSETS
Beginning of Year	380,619	396,881	338,185	350,445	1,973,474	1,655,038
End of Year	$332,077	$380,619	$304,397	$338,185	$1,966,561	$1,973,474

(1) Certain prior year numbers have been reclassified to conform to the current year presentation.

See Notes to Financial Statements	SA-15

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

	Focused Growth		Growth		Large-Cap Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	30,220	6,982	9,121	8,862	25,930	7,747
Change in net unrealized appreciation (depreciation) on investments	(860)	19,104	18,872	22,409	22,928	52,946
Net Increase (Decrease) in Net Assets Resulting from Operations	29,360	26,086	27,993	31,271	48,858	60,693
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	13,231	12,911	30,429	32,810	49,935	50,272
Transfers between variable and fixed accounts, net	(2,696)	(2,042)	(4,854)	(4,991)	(61,492)	(19,956)
Policy maintenance charges	(12,699)	(13,827)	(29,068)	(28,798)	(51,197)	(51,157)
Policy benefits and terminations	(25,991)	(12,718)	(19,966)	(21,798)	(11,070)	(21,214)
Policy loans and loan repayments (1)	(16,918)	146	(3,643)	(17,855)	(5,990)	(1,036)
Other (1)	(277)	122	76	65	151	161
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(45,350)	(15,408)	(27,026)	(40,567)	(79,663)	(42,930)
NET INCREASE (DECREASE) IN NET ASSETS	(15,990)	10,678	967	(9,296)	(30,805)	17,763
NET ASSETS
Beginning of Year	288,494	277,816	380,792	390,088	783,778	766,015
End of Year	$272,504	$288,494	$381,759	$380,792	$752,973	$783,778

	Large-Cap Value		Long/Short Large-Cap		Main Street Core
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	26,805	22,884	4,155	9,800	53,530	22,719
Change in net unrealized appreciation (depreciation) on investments	(59,539)	101,828	(4,819)	1,839	(10,846)	94,920
Net Increase (Decrease) in Net Assets Resulting from Operations	(32,734)	124,712	(664)	11,639	42,684	117,639
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	58,563	61,422	5,114	5,151	79,401	78,909
Transfers between variable and fixed accounts, net	(23,299)	(25,112)	(13,958)	(26,657)	(16,119)	(26,749)
Policy maintenance charges	(59,504)	(60,570)	(3,696)	(4,547)	(70,490)	(73,124)
Policy benefits and terminations	(30,465)	(37,318)	-	-	(119,532)	(33,033)
Policy loans and loan repayments (1)	(7,089)	(1,105)	5,259	(8,582)	(1,525)	(8,714)
Other (1)	219	138	113	97	336	(619)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(61,575)	(62,545)	(7,168)	(34,538)	(127,929)	(63,330)
NET INCREASE (DECREASE) IN NET ASSETS	(94,309)	62,167	(7,832)	(22,899)	(85,245)	54,309
NET ASSETS
Beginning of Year	1,189,030	1,126,863	56,839	79,738	1,177,313	1,123,004
End of Year	$1,094,721	$1,189,030	$49,007	$56,839	$1,092,068	$1,177,313

(1) Certain prior year numbers have been reclassified to conform to the current year presentation.

See Notes to Financial Statements	SA-16

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

	Mid-Cap Equity		Mid-Cap Growth		Mid-Cap Value
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	15,754	14,141	6,055	4,375	(24)	(21)
Change in net unrealized appreciation (depreciation) on investments	1,967	27,583	(32,118)	33,249	(101)	2,435
Net Increase (Decrease) in Net Assets Resulting from Operations	17,721	41,724	(26,063)	37,624	(125)	2,414
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	56,478	59,887	25,115	29,997	6,857	3,115
Transfers between variable and fixed accounts, net	(28,786)	(20,463)	1,638	3,453	6	4,638
Policy maintenance charges	(57,358)	(62,387)	(28,812)	(31,218)	(3,147)	(2,413)
Policy benefits and terminations	(34,489)	(50,803)	(17,151)	(18,134)	-	(115)
Policy loans and loan repayments (1)	(7,407)	(19,860)	354	538	(217)	(303)
Other (1)	295	244	122	97	(19)	10
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(71,267)	(93,382)	(18,734)	(15,267)	3,480	4,932
NET INCREASE (DECREASE) IN NET ASSETS	(53,546)	(51,658)	(44,797)	22,357	3,355	7,346
NET ASSETS
Beginning of Year	972,463	1,024,121	473,240	450,883	44,854	37,508
End of Year	$918,917	$972,463	$428,443	$473,240	$48,209	$44,854

	Small-Cap Equity		Small-Cap Growth		Small-Cap Index
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	10	4,744	9,791	14,943	288	19,934
Change in net unrealized appreciation (depreciation) on investments	(5,730)	(3,549)	(20,856)	(16,478)	(40,352)	14,251
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,720)	1,195	(11,065)	(1,535)	(40,064)	34,185
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	7,482	7,479	-	7,453	46,694	41,659
Transfers between variable and fixed accounts, net	630	(16,439)	(7,016)	(35,703)	(5,571)	38,708
Policy maintenance charges	(5,089)	(5,630)	(8,515)	(9,919)	(42,104)	(44,974)
Policy benefits and terminations	(1,023)	-	(2,227)	(1,331)	(15,559)	(23,529)
Policy loans and loan repayments (1)	(344)	(2,209)	(2,367)	(6,628)	(16,635)	(20,251)
Other (1)	119	112	-	32	142	173
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,775	(16,687)	(20,125)	(46,096)	(33,033)	(8,214)
NET INCREASE (DECREASE) IN NET ASSETS	(3,945)	(15,492)	(31,190)	(47,631)	(73,097)	25,971
NET ASSETS
Beginning of Year	71,857	87,349	168,218	215,849	851,126	825,155
End of Year	$67,912	$71,857	$137,028	$168,218	$778,029	$851,126

(1) Certain prior year numbers have been reclassified to conform to the current year presentation.

See Notes to Financial Statements	SA-17

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

	Small-Cap Value		Emerging Markets		International Large-Cap
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	8,431	5,152	5,011	17,123	8,064	5,280
Change in net unrealized appreciation (depreciation) on investments	(36,404)	32,997	(113,723)	(60,815)	(7,666)	(63,174)
Net Increase (Decrease) in Net Assets Resulting from Operations	(27,973)	38,149	(108,712)	(43,692)	398	(57,894)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	30,767	34,110	43,448	47,036	53,737	61,541
Transfers between variable and fixed accounts, net	(14,810)	4,163	(25,490)	(81,357)	(28,187)	12,780
Policy maintenance charges	(38,280)	(41,385)	(38,656)	(47,376)	(57,564)	(59,176)
Policy benefits and terminations	(7,637)	(18,869)	(2,249)	(22,831)	(17,112)	(36,578)
Policy loans and loan repayments (1)	(9,890)	(9,513)	(8,535)	(3,598)	254	(16,637)
Other (1)	238	169	890	653	650	314
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(39,612)	(31,325)	(30,592)	(107,473)	(48,222)	(37,756)
NET INCREASE (DECREASE) IN NET ASSETS	(67,585)	6,824	(139,304)	(151,165)	(47,824)	(95,650)
NET ASSETS
Beginning of Year	704,346	697,522	811,742	962,907	1,103,960	1,199,610
End of Year	$636,761	$704,346	$672,438	$811,742	$1,056,136	$1,103,960

	International Small-Cap		International Value		Health Sciences
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	(661)	(1,102)	4,469	2,841	46,702	(1,134)
Change in net unrealized appreciation (depreciation) on investments	5,296	(3,080)	(16,258)	(70,468)	62,618	193,122
Net Increase (Decrease) in Net Assets Resulting from Operations	4,635	(4,182)	(11,789)	(67,627)	109,320	191,988
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	7,397	9,198	50,473	47,799	79,785	43,882
Transfers between variable and fixed accounts, net	(64,630)	74,887	(513)	15,986	80,368	78,932
Policy maintenance charges	(7,473)	(8,757)	(37,287)	(39,162)	(53,364)	(47,978)
Policy benefits and terminations	-	-	(33,532)	(27,463)	(229,775)	(12,577)
Policy loans and loan repayments (1)	(1,587)	(1,251)	3,174	(5,804)	(2,095)	8,893
Other (1)	171	147	615	583	9	235
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(66,122)	74,224	(17,070)	(8,061)	(125,072)	71,387
NET INCREASE (DECREASE) IN NET ASSETS	(61,487)	70,042	(28,859)	(75,688)	(15,752)	263,375
NET ASSETS
Beginning of Year	156,217	86,175	579,620	655,308	1,037,988	774,613
End of Year	$94,730	$156,217	$550,761	$579,620	$1,022,236	$1,037,988

(1) Certain prior year numbers have been reclassified to conform to the current year presentation.

See Notes to Financial Statements	SA-18

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year/Period Ended December 31, 2015	Year Ended December 31, 2014

	Real Estate		Technology		Currency Strategies (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-
Realized gain (loss) on investments	(4,258)	13,962	3,599	888	-
Change in net unrealized appreciation (depreciation) on investments	13,268	200,393	(8,275)	18,074	43
Net Increase (Decrease) in Net Assets Resulting from Operations	9,010	214,355	(4,676)	18,962	43
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	49,277	47,160	16,750	17,531	2,243
Transfers between variable and fixed accounts, net	(11,709)	(16,475)	(13,056)	(2,105)	-
Policy maintenance charges	(49,618)	(45,910)	(13,313)	(13,170)	(83)
Policy benefits and terminations	(6,233)	(13,522)	(1,828)	(535)	-
Policy loans and loan repayments (2)	(6,510)	(10,278)	(2,826)	(7,564)	-
Other (2)	650	493	8	2	-
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(24,143)	(38,532)	(14,265)	(5,841)	2,160
NET INCREASE (DECREASE) IN NET ASSETS	(15,133)	175,823	(18,941)	13,121	2,203
NET ASSETS
Beginning of Year or Period	915,878	740,055	206,014	192,893	-
End of Year or Period	$900,745	$915,878	$187,073	$206,014	$2,203

	Global Absolute Return (1)		Pacific Dynamix - Conservative Growth		Pacific Dynamix - Moderate Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-		$-	$-	$-	$-
Realized gain (loss) on investments	11		141	119	105	(8)
Change in net unrealized appreciation (depreciation) on investments	52		(136)	(44)	(6,348)	417
Net Increase (Decrease) in Net Assets Resulting from Operations	63		5	75	(6,243)	409
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,267		357	-	5,907	4,647
Transfers between variable and fixed accounts, net	-		66	-	314,068	1,259
Policy maintenance charges	(414)		(1,093)	(1,072)	(15,529)	(1,268)
Policy benefits and terminations	-		-	-	(8,594)	-
Policy loans and loan repayments (2)	-		-	-	-	-
Other (2)	1		-	1	5	5
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,854		(670)	(1,071)	295,857	4,643
NET INCREASE (DECREASE) IN NET ASSETS	1,917		(665)	(996)	289,614	5,052
NET ASSETS
Beginning of Year or Period	-		863	1,859	11,054	6,002
End of Year or Period	$1,917		$198	$863	$300,668	$11,054

(1) Operations commenced during 2015 (See Note 1 in Notes to Financial Statements).

(2) Certain prior year numbers have been reclassified to conform to the current year presentation.

See Notes to Financial Statements	SA-19

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year/Period Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

	Pacific Dynamix - Growth		Portfolio Optimization Conservative (1)		Portfolio Optimization Moderate-Conservative
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-		$-	$-
Realized gain (loss) on investments	(333)	332	(729)		1,536	771
Change in net unrealized appreciation (depreciation) on investments	(10,035)	17,871	(1,333)		(1,977)	5,352
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,368)	18,203	(2,062)		(441)	6,123
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	52,104	34,470	-		25,629	27,623
Transfers between variable and fixed accounts, net	24,834	3,683	103,478		2,329	-
Policy maintenance charges	(15,496)	(15,372)	(1,329)		(32,364)	(31,162)
Policy benefits and terminations	-	(6,747)	(24,646)		(1,232)	-
Policy loans and loan repayments (2)	-	-	-		-	-
Other (2)	1,105	1,042	-		23	(1)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	62,547	17,076	77,503		(5,615)	(3,540)
NET INCREASE (DECREASE) IN NET ASSETS	52,179	35,279	75,441		(6,056)	2,583
NET ASSETS
Beginning of Year or Period	370,586	335,307	-		156,195	153,612
End of Year or Period	$422,765	$370,586	$75,441		$150,139	$156,195

	Portfolio Optimization Moderate		Portfolio Optimization Growth		Portfolio Optimization Aggressive-Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$-	$-	$-	$-
Realized gain (loss) on investments	6,158	11,762	(4,175)	26	(477)	15,648
Change in net unrealized appreciation (depreciation) on investments	(10,611)	43,602	(10,008)	131,312	(15,292)	13,804
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,453)	55,364	(14,183)	131,338	(15,769)	29,452
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	133,136	140,181	245,776	237,792	172,779	94,431
Transfers between variable and fixed accounts, net	(46,723)	453,212	2,538	61,986	148,948	29,846
Policy maintenance charges	(128,778)	(124,666)	(158,887)	(155,053)	(31,377)	(27,472)
Policy benefits and terminations	(2,269)	(526,489)	(709)	(10,000)	(1,122)	(105,554)
Policy loans and loan repayments (2)	6,910	13,386	(15,510)	(37,598)	(6,984)	-
Other (2)	1,663	1,309	5,508	4,625	312	358
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(36,061)	(43,067)	78,716	101,752	282,556	(8,391)
NET INCREASE (DECREASE) IN NET ASSETS	(40,514)	12,297	64,533	233,090	266,787	21,061
NET ASSETS
Beginning of Year	1,205,229	1,192,932	2,789,423	2,556,333	605,982	584,921
End of Year	$1,164,715	$1,205,229	$2,853,956	$2,789,423	$872,769	$605,982

(1) Operations commenced during 2015 (See Note 1 in Notes to Financial Statements).

(2) Certain prior year numbers have been reclassified to conform to the current year presentation.

See Notes to Financial Statements	SA-20

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended December 31, 2015	Year Ended December 31, 2014	Year/Period Ended December 31, 2015	Year Ended December 31, 2014	Year/Period Ended December 31, 2015	Year Ended December 31, 2014

	Invesco V.I. International Growth Series II		American Century VP Mid Cap Value Class II		American Funds IS Asset Allocation Fund Class 4 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$288	$78	$774	$313	$728
Realized gain (loss) on investments	(109)	1	2,230	1,606	(4)
Change in net unrealized appreciation (depreciation) on investments	(899)	(142)	(3,818)	2,491	(1,496)
Net Increase (Decrease) in Net Assets Resulting from Operations	(720)	(63)	(814)	4,410	(772)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,024	2,167	1,503	1,910	2,822
Transfers between variable and fixed accounts, net	15,785	175	-	23,840	47,433
Policy maintenance charges	(1,639)	(500)	(2,593)	(1,606)	(398)
Policy benefits and terminations	-	-	-		-
Policy loans and loan repayments (2)	-	-	298	363	-
Other (2)	(1)	-	16	9	-
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	16,169	1,842	(776)	24,516	49,857
NET INCREASE (DECREASE) IN NET ASSETS	15,449	1,779	(1,590)	28,926	49,085
NET ASSETS
Beginning of Year or Period	5,554	3,775	52,310	23,384	-
End of Year or Period	$21,003	$5,554	$50,720	$52,310	$49,085

	American Funds IS Growth Fund Class 4 (1)		American Funds IS Growth-Income Fund Class 4 (1)		BlackRock Basic Value V.I. Class III
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,801		$3,924		$801	$768
Realized gain (loss) on investments	17		(30)		6,894	8,825
Change in net unrealized appreciation (depreciation) on investments	(7,221)		(9,522)		(11,666)	(3,641)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,403)		(5,628)		(3,971)	5,952
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	6,725		6,407		4,111	4,112
Transfers between variable and fixed accounts, net	565,893		324,676		(32)	728
Policy maintenance charges	(7,078)		(4,195)		(4,804)	(4,750)
Policy benefits and terminations	-		-		-	-
Policy loans and loan repayments (2)	(4,453)		(9,972)		(2,916)	95
Other (2)	310		248		36	21
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	561,397		317,164		(3,605)	206
NET INCREASE (DECREASE) IN NET ASSETS	557,994		311,536		(7,576)	6,158
NET ASSETS
Beginning of Year or Period	-		-		66,439	60,281
End of Year or Period	$557,994		$311,536		$58,863	$66,439

(1) Operations commenced during 2015 (See Note 1 in Notes to Financial Statements).

(2) Certain prior year numbers have been reclassified to conform to the current year presentation.

See Notes to Financial Statements	SA-21

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year/Period Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

	BlackRock Global Allocation V.I. Class III		BlackRock iShares Dynamic Fixed Income V.I. Class I (1)		Fidelity VIP Contrafund Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,816	$6,311	$2		$4,808	$4,458
Realized gain (loss) on investments	20,063	23,606	(1)		55,536	16,094
Change in net unrealized appreciation (depreciation) on investments	(30,733)	(24,823)	(1)		(56,709)	45,549
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,854)	5,094	-		3,635	66,101
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	35,785	32,206	190		25,896	20,809
Transfers between variable and fixed accounts, net	69,688	(21,988)	-		2,403	12,336
Policy maintenance charges	(23,790)	(16,072)	-		(38,977)	(36,660)
Policy benefits and terminations	-	-	-		(24,090)	(9,192)
Policy loans and loan repayments (2)	553	(274)	-		(11,632)	(1,628)
Other (2)	455	(90)	-		172	441
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	82,691	(6,218)	190		(46,228)	(13,894)
NET INCREASE (DECREASE) IN NET ASSETS	75,837	(1,124)	190		(42,593)	52,207
NET ASSETS
Beginning of Year or Period	281,193	282,317	-		624,581	572,374
End of Year or Period	$357,030	$281,193	$190		$581,988	$624,581

	Fidelity VIP Freedom 2020 Service Class 2		Fidelity VIP Freedom 2025 Service Class 2		Fidelity VIP Freedom 2030 Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,418	$1,221	$45	$35	$64	$36
Realized gain (loss) on investments	300	1,459	6	42	14	7,838
Change in net unrealized appreciation (depreciation) on investments	(2,110)	1,056	(70)	29	(92)	(8,056)
Net Increase (Decrease) in Net Assets Resulting from Operations	(392)	3,736	(19)	106	(14)	(182)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	14,196	14,196	880	880	2,604	2,051
Transfers between variable and fixed accounts, net	-	-	(1)	-	(1)	1,965
Policy maintenance charges	(13,884)	(12,919)	(576)	(556)	(1,103)	(1,129)
Policy benefits and terminations	-	-	-	-	-	(21,033)
Policy loans and loan repayments (2)	-	-	-	-	-	-
Other (2)	280	263	-	-	6	5
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	592	1,540	303	324	1,506	(18,141)
NET INCREASE (DECREASE) IN NET ASSETS	200	5,276	284	430	1,492	(18,323)
NET ASSETS
Beginning of Year	85,922	80,646	2,445	2,015	2,699	21,022
End of Year	$86,122	$85,922	$2,729	$2,445	$4,191	$2,699

(1) Operations commenced during 2015 (See Note 1 in Notes to Financial Statements).

(2) Certain prior year numbers have been reclassified to conform to the current year presentation.

See Notes to Financial Statements	SA-22

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2015	Year/Period Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

	Fidelity VIP Freedom 2035 Service Class 2		Fidelity VIP Growth Service Class 2		Fidelity VIP Mid Cap Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,060	$991	$11	$-	$1,006	$72
Realized gain (loss) on investments	456	1,230	7,821	73	45,362	9,338
Change in net unrealized appreciation (depreciation) on investments	(1,854)	1,241	(4,438)	4,894	(52,856)	12,551
Net Increase (Decrease) in Net Assets Resulting from Operations	(338)	3,462	3,394	4,967	(6,488)	21,961
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	268	-	1,472	2,281	21,916	21,722
Transfers between variable and fixed accounts, net	60	-	(20,461)	1,393	4,029	(2,651)
Policy maintenance charges	(2,505)	(2,910)	(2,518)	(2,740)	(20,541)	(18,518)
Policy benefits and terminations	-	-	-	-	-	(9,254)
Policy loans and loan repayments (1)	-	-	(506)	361	(3,060)	(1,243)
Other (1)	(1)	-	-	-	478	342
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(2,178)	(2,910)	(22,013)	1,295	2,822	(9,602)
NET INCREASE (DECREASE) IN NET ASSETS	(2,516)	552	(18,619)	6,262	(3,666)	12,359
NET ASSETS
Beginning of Year	76,412	75,860	51,596	45,334	381,631	369,272
End of Year	$73,896	$76,412	$32,977	$51,596	$377,965	$381,631

	Fidelity VIP Government Money Market Service Class (2)		Fidelity VIP Value Strategies Service Class 2		Templeton Foreign VIP Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$79	$42	$417	$393	$192	$301
Realized gain (loss) on investments	-	-	789	430	(1,531)	(50)
Change in net unrealized appreciation (depreciation) on investments	-	-	(2,409)	2,341	1,045	(2,072)
Net Increase (Decrease) in Net Assets Resulting from Operations	79	42	(1,203)	3,164	(294)	(1,821)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	536,011	607,182	3,564	2,345	2,838	443
Transfers between variable and fixed accounts, net	(348,909)	228,836	21	(38)	(14,038)	18,418
Policy maintenance charges	(138,191)	(72,283)	(3,681)	(3,407)	(852)	(1,455)
Policy benefits and terminations	(4,503)	(118)	-	(1,778)	-	-
Policy loans and loan repayments (1)	(2,848)	(63)	(3,571)	(2)	-	-
Other (1)	463	659	3	19	(2)	1
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	42,023	764,213	(3,664)	(2,861)	(12,054)	17,407
NET INCREASE (DECREASE) IN NET ASSETS	42,102	764,255	(4,867)	303	(12,348)	15,586
NET ASSETS
Beginning of Year or Period	764,255	-	49,147	48,844	17,842	2,256
End of Year or Period	$806,357	$764,255	$44,280	$49,147	$5,494	$17,842

(1) Certain prior year numbers have been reclassified to conform to the current year presentation.

(2) Operations commenced during 2014 (See Financial Highlights for a commencement date of operations).

See Notes to Financial Statements	SA-23

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

	Templeton Global Bond VIP Class 2		GE Investments Total Return Class 3		Janus Aspen Series Enterprise Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$7,902	$5,537	$102	$62	$530	$32
Realized gain (loss) on investments	(362)	188	186	122	11,325	7,302
Change in net unrealized appreciation (depreciation) on investments	(11,785)	(3,404)	(375)	(10)	(7,528)	3,780
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,245)	2,321	(87)	174	4,327	11,114
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	7,477	5,197	3,279	1,011	3,927	4,221
Transfers between variable and fixed accounts, net	(2,838)	(25,990)	-	-	(14,302)	(1,425)
Policy maintenance charges	(4,516)	(4,745)	(881)	(439)	(3,939)	(3,435)
Policy benefits and terminations	-	(400)	-	-	-	-
Policy loans and loan repayments (1)	96	95	-	-	7,327	(6,996)
Other (1)	1	(1)	(1)	-	(1)	-
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	220	(25,844)	2,397	572	(6,988)	(7,635)
NET INCREASE (DECREASE) IN NET ASSETS	(4,025)	(23,523)	2,310	746	(2,661)	3,479
NET ASSETS
Beginning of Year	97,259	120,782	4,137	3,391	95,808	92,329
End of Year	$93,234	$97,259	$6,447	$4,137	$93,147	$95,808

	Janus Aspen Series Overseas Service Shares		Lazard Retirement U.S. Strategic Equity Service Class		ClearBridge Variable Aggressive Growth - Class II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$790	$5,108	$4	$8	$193	$13
Realized gain (loss) on investments	2,932	13,478	93	231	24,158	9,219
Change in net unrealized appreciation (depreciation) on investments	(17,254)	(40,025)	(152)	(61)	(28,979)	6,092
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,532)	(21,439)	(55)	178	(4,628)	15,324
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	4,947	7,038	590	161	26,532	10,391
Transfers between variable and fixed accounts, net	302	(14,182)	(9)	143	54,016	115,584
Policy maintenance charges	(4,586)	(5,169)	(816)	(792)	(18,639)	(11,067)
Policy benefits and terminations	-	-	-	-	(13,351)	-
Policy loans and loan repayments (1)	298	469	-	-	-	-
Other (1)	241	65	(3)	2	(231)	11
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,202	(11,779)	(238)	(486)	48,327	114,919
NET INCREASE (DECREASE) IN NET ASSETS	(12,330)	(33,218)	(293)	(308)	43,699	130,243
NET ASSETS
Beginning of Year	153,013	186,231	1,253	1,561	190,125	59,882
End of Year	$140,683	$153,013	$960	$1,253	$233,824	$190,125

(1) Certain prior year numbers have been reclassified to conform to the current year presentation.

See Notes to Financial Statements	SA-24

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year/Period Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

	ClearBridge Variable Mid Cap Core - Class II		Lord Abbett Bond Debenture Class VC (1)		Lord Abbett Developing Growth Class VC
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2	$2	$2,222	$1,690	$-	$-
Realized gain (loss) on investments	256	427	198	819	112	(1,687)
Change in net unrealized appreciation (depreciation) on investments	(161)	(134)	(3,326)	(2,322)	(1,324)	559
Net Increase (Decrease) in Net Assets Resulting from Operations	97	295	(906)	187	(1,212)	(1,128)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	1,598	684	1,723	-	892	3,911
Transfers between variable and fixed accounts, net	806	(36)	14,971	38,784	294	9,398
Policy maintenance charges	(1,279)	(1,175)	(1,941)	(82)	(1,936)	(1,615)
Policy benefits and terminations	-	-	-	-	-	-
Policy loans and loan repayments (2)	-	-	-	-	-	-
Other (2)	1	11	-	-	1	1
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,126	(516)	14,753	38,702	(749)	11,695
NET INCREASE (DECREASE) IN NET ASSETS	1,223	(221)	13,847	38,889	(1,961)	10,567
NET ASSETS
Beginning of Year or Period	2,994	3,215	38,889	-	15,507	4,940
End of Year or Period	$4,217	$2,994	$52,736	$38,889	$13,546	$15,507

	Lord Abbett Fundamental Equity Class VC		Lord Abbett Total Return Class VC		I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$91	$32	$2,619	$2,040	$330	$485
Realized gain (loss) on investments	563	1,258	(104)	77	2	4
Change in net unrealized appreciation (depreciation) on investments	(925)	(816)	(3,107)	(291)	(1,084)	(2,004)
Net Increase (Decrease) in Net Assets Resulting from Operations	(271)	474	(592)	1,826	(752)	(1,515)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	978	677	3,127	1,411	-	-
Transfers between variable and fixed accounts, net	(5)	19	(9,825)	81,376	-	-
Policy maintenance charges	(450)	(377)	(2,360)	(2,014)	(623)	(642)
Policy benefits and terminations	-	-	-	-	-	-
Policy loans and loan repayments (2)	-	-	-	-	-	-
Other (2)	-	1	(1)	(2)	88	84
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	523	320	(9,059)	80,771	(535)	(558)
NET INCREASE (DECREASE) IN NET ASSETS	252	794	(9,651)	82,597	(1,287)	(2,073)
NET ASSETS
Beginning of Year	7,322	6,528	103,425	20,828	19,876	21,949
End of Year	$7,574	$7,322	$93,774	$103,425	$18,589	$19,876

(1) Operations commenced during 2014 (See Financial Highlights for commencement date of operations).

(2) Certain prior year numbers have been reclassified to conform to the current year presentation.

See Notes to Financial Statements	SA-25

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

	II		III		V
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4	$5	$-	$-	$200	$126
Realized gain (loss) on investments	2,842	1,659	4,767	4,288	1,187	1,197
Change in net unrealized appreciation (depreciation) on investments	(1,832)	(410)	(7,671)	648	(1,598)	(323)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,014	1,254	(2,904)	4,936	(211)	1,000
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2	-	1	-	2	-
Transfers between variable and fixed accounts, net	-	-	-	-	-	-
Policy maintenance charges	(272)	(313)	(1,236)	(1,197)	(218)	(266)
Policy benefits and terminations	-	-	-	-	-	-
Policy loans and loan repayments (1)	3,611	(20)	2,167	(15)	3,611	(17)
Other (1)	-	-	96	89	-	-
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	3,341	(333)	1,028	(1,123)	3,395	(283)
NET INCREASE (DECREASE) IN NET ASSETS	4,355	921	(1,876)	3,813	3,184	717
NET ASSETS
Beginning of Year	13,456	12,535	44,183	40,370	11,199	10,482
End of Year	$17,811	$13,456	$42,307	$44,183	$14,383	$11,199

	MFS New Discovery Series - Service Class		MFS Utilities Series - Service Class		Oppenheimer Global Fund/VA Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$14,596	$6,613	$717	$378
Realized gain (loss) on investments	1,542	10,940	12,505	12,743	4,318	2,051
Change in net unrealized appreciation (depreciation) on investments	(2,240)	(14,952)	(82,543)	19,164	(2,822)	(1,876)
Net Increase (Decrease) in Net Assets Resulting from Operations	(698)	(4,012)	(55,442)	38,520	2,213	553
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,867	2,255	19,193	10,889	1,753	57
Transfers between variable and fixed accounts, net	30	(4,370)	8,696	1,399	12,006	17,860
Policy maintenance charges	(2,391)	(2,319)	(16,389)	(15,664)	(3,254)	(1,993)
Policy benefits and terminations	-	-	(22,585)	-	-	-
Policy loans and loan repayments (1)	(2,685)	(2)	298	364	-	-
Other (1)	7	1	204	573	140	134
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(2,172)	(4,435)	(10,583)	(2,439)	10,645	16,058
NET INCREASE (DECREASE) IN NET ASSETS	(2,870)	(8,447)	(66,025)	36,081	12,858	16,611
NET ASSETS
Beginning of Year	48,097	56,544	347,785	311,704	60,590	43,979
End of Year	$45,227	$48,097	$281,760	$347,785	$73,448	$60,590

(1) Certain prior year numbers have been reclassified to conform to the current year presentation.

See Notes to Financial Statements	SA-26

PACIFIC SELECT EXEC SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

	PIMCO Global Multi-Asset Managed Allocation - Advisor Class		Royce Micro-Cap Service Class		T. Rowe Price Blue Chip Growth - II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,408	$2,237	$-	$-	$-	$-
Realized gain (loss) on investments	103	(367)	13	168	(1)	(51)
Change in net unrealized appreciation (depreciation) on investments	(809)	2,330	(36)	(367)	33,109	23,921
Net Increase (Decrease) in Net Assets Resulting from Operations	702	4,200	(23)	(199)	33,108	23,870
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,024	895	211	305	33,983	23,891
Transfers between variable and fixed accounts, net	(13,922)	(485)	-	(2,809)	32,207	8,335
Policy maintenance charges	(2,952)	(2,449)	(13)	(106)	(19,277)	(16,046)
Policy benefits and terminations	-	-	-	-	-	(2,633)
Policy loans and loan repayments (1)	7,029	(6,841)	-		(7,765)	318
Other (1)	(1)	1	-	-	465	243
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(6,822)	(8,879)	198	(2,610)	39,613	14,108
NET INCREASE (DECREASE) IN NET ASSETS	(6,120)	(4,679)	175	(2,809)	72,721	37,978
NET ASSETS
Beginning of Year	87,291	91,970	71	2,880	295,116	257,138
End of Year	$81,171	$87,291	$246	$71	$367,837	$295,116

	T. Rowe Price Equity Income - II		Van Eck VIP Global Hard Assets Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,070	$4,712	$90	$306
Realized gain (loss) on investments	6,309	358	(17,551)	(4,322)
Change in net unrealized appreciation (depreciation) on investments	(34,681)	16,531	(53,338)	(52,354)
Net Increase (Decrease) in Net Assets Resulting from Operations	(23,302)	21,601	(70,799)	(56,370)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	25,509	5,394	26,274	33,681
Transfers between variable and fixed accounts, net	18,709	19,848	15,234	61,738
Policy maintenance charges	(13,725)	(13,187)	(19,863)	(28,054)
Policy benefits and terminations	(25,384)	-	(664)	(7,231)
Policy loans and loan repayments (1)	(161)	(2,112)	(8,253)	(6,316)
Other (1)	1,253	393	407	555
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	6,201	10,336	13,135	54,373
NET INCREASE (DECREASE) IN NET ASSETS	(17,101)	31,937	(57,664)	(1,997)
NET ASSETS
Beginning of Year	325,567	293,630	342,022	344,019
End of Year	$308,466	$325,567	$284,358	$342,022

(1) Certain prior year numbers have been reclassified to conform to the current year presentation.

See Notes to Financial Statements	SA-27

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS

A summary of accumulation unit values (“AUV”), units outstanding, net assets, expense ratios, investment income ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding	Net Assets	Investment Income Ratios (1)	Expense Ratios (2)	Total Returns (3)
Diversified Bond
2015	$14.95	6,877	$102,791	0.00%	0.00%	1.05%
2014	14.79	15,384	227,539	0.00%	0.00%	7.69%
2013	13.73	7,437	102,136	0.00%	0.00%	(1.15%)
2012	13.89	13,331	185,217	3.40%	0.00%	8.37%
2011	12.82	8,303	106,450	14.38%	0.00%	5.94%
Floating Rate Income
2015	$10.35	11	$112	0.00%	0.00%	0.86%
04/28/2014 - 04/31/2014	10.27	5	49	0.00%	0.00%	(0.50%)
Floating Rate Loan
2015	$10.70	8,914	$95,363	0.00%	0.00%	(1.01%)
2014	10.81	8,717	94,213	0.00%	0.00%	0.84%
2013	10.72	10,862	116,424	0.00%	0.00%	4.53%
2012	10.25	1,647	16,888	4.90%	0.00%	8.10%
2011	9.49	1,721	16,323	15.43%	0.00%	2.50%
High Yield Bond
2015	$21.77	18,069	$393,347	0.00%	0.00%	(4.64%)
2014	22.83	18,583	424,208	0.00%	0.00%	0.37%
2013	22.74	19,822	450,813	0.00%	0.00%	7.25%
2012	21.21	26,949	571,487	7.37%	0.00%	15.30%
2011	18.39	25,178	463,087	10.95%	0.00%	3.42%
Inflation Managed
2015	$22.00	30,124	$662,860	0.00%	0.00%	(3.06%)
2014	22.70	31,162	723,272	0.00%	0.00%	(8.92%)
2013	22.01	32,855	1,023,216	2.47%	0.00%	9.87%
2012	24.17	42,336	955,462	5.52%	0.00%	11.85%
2011	22.00	43,433	1,196,208	1.98%	0.00%	8.78%
Inflation Strategy (4)
11/05/2015 - 12/31/2015	$10.23	103	$1,055	0.00%	0.00%	(0.48%)
2014 (4)	10.57	-	-	0.00%	0.00%	2.33%
03/19/2013 - 12/31/2013	10.32	1,984	20,487	0.00%	0.00%	(8.98%)
Managed Bond
2015	$24.52	58,108	$1,424,615	0.00%	0.00%	0.56%
2014	24.38	61,515	1,499,709	0.00%	0.00%	4.43%
2013	23.34	65,759	1,535,131	0.00%	0.00%	(2.21%)
2012	23.87	70,035	1,671,838	5.12%	0.00%	10.72%
2011	21.56	75,391	1,625,401	5.39%	0.00%	3.84%
Short Duration Bond
2015	$12.72	22,005	$279,946	0.00%	0.00%	0.31%
2014	12.68	20,968	265,911	0.00%	0.00%	0.67%
2013	12.60	20,081	252,980	0.00%	0.00%	0.40%
2012	12.55	31,371	393,648	0.83%	0.00%	3.19%
2011	12.16	30,350	369,051	3.12%	0.00%	0.87%
Emerging Markets Debt
2015	$9.51	6,466	$61,507	0.00%	0.00%	(4.42%)
2014	9.95	6,531	64,995	0.00%	0.00%	(3.83%)
2013	10.35	6,648	68,796	0.00%	0.00%	(6.44%)
10/24/2012 - 12/31/2012	11.06	37	414	See Note (5)	0.00%	1.98%
Comstock
2015	$18.57	17,879	$332,077	0.00%	0.00%	(6.05%)
2014	19.77	19,253	380,619	0.00%	0.00%	9.16%
2013	18.11	21,914	396,881	0.00%	0.00%	35.58%
2012	13.36	27,819	371,593	1.88%	0.00%	18.54%
2011	11.27	29,049	327,329	7.78%	0.00%	(2.11%)
Dividend Growth
2015	$21.69	14,036	$304,397	0.00%	0.00%	2.09%
2014	21.24	15,920	338,185	0.00%	0.00%	12.10%
2013	18.95	18,494	350,445	0.00%	0.00%	30.11%
2012	14.56	19,399	282,521	1.65%	0.00%	14.55%
2011	12.71	19,599	249,171	2.95%	0.00%	3.27%

See Notes to Financial Statements	SA-28	See explanation of references on SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year
Variable Accounts For Each Year	AUV	Units Outstanding	Net Assets	Investment Income Ratios (1)	Expense Ratios (2)	Total Returns (3)
Equity Index
2015	$18.40	106,896	$1,966,561	0.00%	0.00%	1.14%
2014	18.19	108,495	1,973,474	0.00%	0.00%	13.38%
2013	16.04	103,166	1,655,038	0.00%	0.00%	31.92%
2012	12.16	100,717	1,224,795	2.30%	0.00%	15.77%
2011	10.50	112,336	1,180,023	2.75%	0.00%	1.82%
Focused Growth
2015	$34.37	7,929	$272,504	0.00%	0.00%	10.09%
2014	31.22	9,241	288,494	0.00%	0.00%	10.08%
2013	28.36	9,796	277,816	0.00%	0.00%	33.51%
2012	21.24	9,933	210,999	0.00%	0.00%	23.21%
2011	17.24	11,467	197,692	0.00%	0.00%	(9.70%)
Growth
2015	$12.70	30,057	$381,759	0.00%	0.00%	7.46%
2014	11.82	32,219	380,792	0.00%	0.00%	8.88%
2013	10.86	35,935	390,088	0.00%	0.00%	34.21%
2012	8.09	40,286	325,847	0.85%	0.00%	18.24%
2011	6.84	55,787	381,627	0.94%	0.00%	(6.06%)
Large-Cap Growth
2015	$15.20	49,530	$752,973	0.00%	0.00%	6.09%
2014	14.33	54,695	783,778	0.00%	0.00%	8.43%
2013	13.22	57,963	766,015	0.00%	0.00%	37.48%
2012	9.61	71,479	687,118	0.00%	0.00%	18.23%
2011	8.13	73,960	601,336	0.00%	0.00%	1.07%
Large-Cap Value
2015	$21.49	50,947	$1,094,721	0.00%	0.00%	(2.99%)
2014	22.15	53,684	1,189,030	0.00%	0.00%	11.50%
2013	19.86	56,729	1,126,863	0.00%	0.00%	32.26%
2012	15.02	70,091	1,052,720	1.97%	0.00%	16.40%
2011	12.90	73,112	943,349	6.79%	0.00%	4.72%
Long/Short Large-Cap
2015	$16.49	2,972	$49,007	0.00%	0.00%	(2.82%)
2014	16.97	3,350	56,839	0.00%	0.00%	15.52%
2013	14.69	5,429	79,738	0.00%	0.00%	35.13%
2012	10.87	4,251	46,200	0.80%	0.00%	18.09%
2011	9.20	3,645	33,551	3.55%	0.00%	(2.60%)
Main Street Core
2015	$18.67	58,506	$1,092,068	0.00%	0.00%	3.35%
2014	18.06	65,189	1,177,313	0.00%	0.00%	10.82%
2013	16.30	68,907	1,123,004	0.00%	0.00%	31.77%
2012	12.37	71,504	884,384	0.97%	0.00%	17.02%
2011	10.57	88,025	930,384	1.12%	0.00%	0.48%
Mid-Cap Equity
2015	$31.64	29,045	$918,917	0.00%	0.00%	1.57%
2014	31.15	31,218	972,463	0.00%	0.00%	4.23%
2013	29.89	34,266	1,024,121	0.00%	0.00%	36.21%
2012	21.94	40,647	891,863	0.67%	0.00%	7.35%
2011	20.44	45,324	926,410	0.79%	0.00%	(5.40%)
Mid-Cap Growth
2015	$17.77	24,108	$428,443	0.00%	0.00%	(5.73%)
2014	18.85	25,104	473,240	0.00%	0.00%	8.49%
2013	17.38	25,949	450,883	0.00%	0.00%	33.09%
2012	13.06	28,464	371,623	0.39%	0.00%	7.49%
2011	12.15	32,636	396,385	0.00%	0.00%	(7.81%)
Mid-Cap Value
2015	$27.10	1,779	$48,209	0.00%	0.00%	(0.37%)
2014	27.20	1,649	44,854	0.00%	0.00%	6.49%
2013	25.54	1,468	37,508	0.00%	0.00%	33.89%
2012	19.08	938	17,896	1.14%	0.00%	14.49%
2011	16.66	957	15,949	6.85%	0.00%	(5.69%)
Small-Cap Equity
2015	$23.48	2,893	$67,912	0.00%	0.00%	(7.88%)
2014	25.49	2,819	71,857	0.00%	0.00%	1.71%
2013	25.06	3,486	87,349	0.00%	0.00%	35.45%
2012	18.50	4,544	84,052	1.70%	0.00%	15.93%
2011	15.96	4,389	70,040	3.54%	0.00%	(3.38%)

See Notes to Financial Statements	SA-29	See explanation of references on SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding	Net Assets	Investment Income Ratios (1)	Expense Ratios (2)	Total Returns (3)
Small-Cap Growth
2015	$13.56	10,104	$137,028	0.00%	0.00%	(8.35%)
2014	14.80	11,368	168,218	0.00%	0.00%	0.37%
2013	14.74	14,641	215,849	0.00%	0.00%	33.87%
2012	11.01	15,074	166,016	0.08%	0.00%	12.87%
2011	9.76	14,939	145,769	0.00%	0.00%	(3.10%)
Small-Cap Index
2015	$26.60	29,249	$778,029	0.00%	0.00%	(4.93%)
2014	27.98	30,421	851,126	0.00%	0.00%	4.39%
2013	26.80	30,787	825,155	0.00%	0.00%	38.28%
2012	19.38	36,567	708,791	1.02%	0.00%	16.13%
2011	16.69	44,373	740,613	0.61%	0.00%	(4.51%)
Small-Cap Value
2015	$38.59	16,501	$636,761	0.00%	0.00%	(4.34%)
2014	40.34	17,461	704,346	0.00%	0.00%	5.64%
2013	38.18	18,267	697,522	0.00%	0.00%	32.49%
2012	28.82	18,485	532,763	2.01%	0.00%	11.09%
2011	25.94	19,810	513,933	2.42%	0.00%	2.31%
Emerging Markets
2015	$41.84	16,071	$672,438	0.00%	0.00%	(14.04%)
2014	48.68	16,676	811,742	0.00%	0.00%	(4.99%)
2013	51.24	18,794	962,907	0.00%	0.00%	8.75%
2012	47.11	18,726	882,248	0.76%	0.00%	21.52%
2011	38.77	18,254	707,717	1.90%	0.00%	(17.97%)
International Large-Cap
2015	$17.64	59,866	$1,056,136	0.00%	0.00%	(0.44%)
2014	17.72	62,304	1,103,960	0.00%	0.00%	(5.02%)
2013	18.66	64,302	1,199,610	0.00%	0.00%	18.42%
2012	15.75	58,915	928,127	1.47%	0.00%	22.53%
2011	12.86	66,538	855,456	5.30%	0.00%	(10.12%)
International Small-Cap
2015	$12.57	7,537	$94,730	0.00%	0.00%	6.43%
2014	11.81	13,227	156,217	0.00%	0.00%	(2.42%)
2013	12.10	7,120	86,175	0.00%	0.00%	28.09%
2012	9.45	7,765	73,369	2.34%	0.00%	19.44%
2011	7.91	9,193	72,722	16.57%	0.00%	(12.27%)
International Value
2015	$10.57	52,121	$550,761	0.00%	0.00%	(2.63%)
2014	10.85	53,407	579,620	0.00%	0.00%	(10.54%)
2013	12.13	54,014	655,308	0.00%	0.00%	21.68%
2012	9.97	60,033	598,556	3.38%	0.00%	17.82%
2011	8.46	62,452	528,504	8.61%	0.00%	(12.90%)
Health Sciences
2015	$52.26	19,561	$1,022,236	0.00%	0.00%	9.59%
2014	47.68	21,768	1,037,988	0.00%	0.00%	24.53%
2013	38.29	20,230	774,613	0.00%	0.00%	56.49%
2012	24.47	19,196	469,701	0.00%	0.00%	25.68%
2011	19.47	19,793	385,363	0.00%	0.00%	11.94%
Real Estate
2015	$49.75	18,104	$900,745	0.00%	0.00%	1.52%
2014	49.01	18,688	915,878	0.00%	0.00%	30.59%
2013	37.53	19,720	740,055	0.00%	0.00%	1.71%
2012	36.90	21,388	789,151	1.15%	0.00%	16.21%
2011	31.75	23,079	732,772	0.00%	0.00%	6.12%
Technology
2015	$11.24	16,644	$187,073	0.00%	0.00%	(3.04%)
2014	11.59	17,772	206,014	0.00%	0.00%	9.85%
2013	10.55	18,279	192,893	0.00%	0.00%	22.50%
2012	8.61	19,555	168,452	0.00%	0.00%	7.14%
2011	8.04	21,429	172,299	0.00%	0.00%	(4.90%)
Currency Strategies (4)
03/27/2015 - 12/31/2015	$10.54	209	$2,203	0.00%	0.00%	2.65%
Global Absolute Return (4)
01/07/2015 - 12/31/2015	$10.48	183	$1,917	0.00%	0.00%	2.81%

See Notes to Financial Statements	SA-30	See explanation of references on SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding	Net Assets	Investment Income Ratios (1)	Expense Ratios (2)	Total Returns (3)
Pacific Dynamix - Conservative Growth
2015	$16.20	12	$198	0.00%	0.00%	(1.10%)
2014	16.38	53	863	0.00%	0.00%	5.50%
2013	15.52	120	1,859	0.00%	0.00%	9.39%
2012	14.19	191	2,707	2.51%	0.00%	9.42%
2011	12.97	82	1,066	2.35%	0.00%	2.92%
Pacific Dynamix - Moderate Growth
2015	$17.89	16,803	$300,668	0.00%	0.00%	(1.85%)
2014	18.23	606	11,054	0.00%	0.00%	5.53%
2013	17.28	347	6,002	0.00%	0.00%	14.95%
2012	15.03	130	1,960	1.99%	0.00%	7.76%
Pacific Dynamix - Growth
2015	$19.66	21,500	$422,765	0.00%	0.00%	(2.45%)
2014	20.16	18,385	370,586	0.00%	0.00%	5.43%
2013	19.12	17,538	335,307	0.00%	0.00%	20.98%
2012	15.80	16,507	260,856	See Note (6)	0.00%	13.76%
2011	13.89	717	9,956	3.01%	0.00%	(1.85%)
Portfolio Optimization Conservative (4)
06/18/2015 - 12/31/2015	$11.67	6,467	$75,441	0.00%	0.00%	(1.78%)
Portfolio Optimization Moderate-Conservative
2015	$12.11	12,402	$150,139	0.00%	0.00%	(0.41%)
2014	12.16	12,850	156,195	0.00%	0.00%	4.03%
2013	11.68	13,147	153,612	0.00%	0.00%	8.16%
2012	10.80	13,242	143,046	2.21%	0.00%	11.65%
06/24/2011 - 12/31/2011	9.67	12,285	118,860	1.45%	0.00%	(0.75%)
Portfolio Optimization Moderate
2015	$12.48	93,355	$1,164,715	0.00%	0.00%	(0.36%)
2014	12.52	96,253	1,205,229	0.00%	0.00%	4.62%
2013	11.97	99,672	1,192,932	0.00%	0.00%	12.74%
2012	10.62	148,542	1,576,954	1.93%	0.00%	12.94%
05/03/2011 - 12/31/2011	9.40	172,205	1,618,646	1.34%	0.00%	(5.69%)
Portfolio Optimization Growth
2015	$12.82	222,588	$2,853,956	0.00%	0.00%	(0.33%)
2014	12.86	216,836	2,789,423	0.00%	0.00%	5.08%
2013	12.24	208,821	2,556,333	0.00%	0.00%	17.46%
2012	10.42	204,572	2,132,043	1.82%	0.00%	14.02%
05/05/2011 - 12/31/2011	9.14	194,090	1,774,070	1.03%	0.00%	(6.83%)
Portfolio Optimization Aggressive-Growth
2015	$12.87	67,818	$872,769	0.00%	0.00%	(0.91%)
2014	12.99	46,658	605,982	0.00%	0.00%	5.29%
2013	12.34	47,418	584,921	0.00%	0.00%	20.86%
2012	10.21	47,319	482,943	1.50%	0.00%	15.17%
06/24/2011 - 12/31/2011	8.86	46,331	410,577	0.91%	0.00%	(5.32%)
Invesco V.I. International Growth Series II
2015	$12.12	1,733	$21,003	1.52%	0.00%	(2.62%)
2014	12.44	446	5,554	1.62%	0.00%	0.09%
2013	12.43	304	3,775	1.32%	0.00%	18.72%
08/07/2012 - 12/31/2012	10.47	162	1,695	3.23%	0.00%	5.76%
American Century VP Mid Cap Value Class II
2015	$15.79	3,213	$50,720	1.49%	0.00%	(1.58%)
2014	16.04	3,261	52,310	1.05%	0.00%	16.24%
03/25/2013 - 12/31/2013	13.80	1,694	23,384	1.23%	0.00%	17.94%
American Funds IS Asset Allocation Fund Class 4 (4)
10/30/2015 - 12/31/2015	$22.27	2,204	$49,085	See Note (5)	0.00%	(1.53%)
American Funds IS Growth Fund Class 4 (4)
10/30/2015 - 12/31/2015	$22.23	25,106	$557,994	4.10%	0.00%	(0.61%)
American Funds IS Growth-Income Fund Class 4 (4)
10/30/2015 - 12/31/2015	$19.96	15,606	$311,536	7.53%	0.00%	(1.77%)
BlackRock Basic Value V.I. Class III
2015	$16.77	3,511	$58,863	1.22%	0.00%	(6.15%)
2014	17.86	3,719	66,439	1.21%	0.00%	9.63%
2013	16.30	3,699	60,281	1.14%	0.00%	37.65%
2012	11.84	4,050	47,953	1.50%	0.00%	13.81%
2011	10.40	4,369	45,452	1.77%	0.00%	(2.78%)

See Notes to Financial Statements	SA-31	See explanation of references on SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding	Net Assets	Investment Income Ratios (1)	Expense Ratios (2)	Total Returns (3)
BlackRock Global Allocation V.I. Class III
2015	$18.09	19,738	$357,030	1.13%	0.00%	(1.00%)
2014	18.27	15,390	281,193	2.31%	0.00%	1.93%
2013	17.92	15,750	282,317	1.20%	0.00%	14.42%
2012	15.67	13,624	213,434	1.29%	0.00%	9.97%
2011	14.25	14,852	211,591	2.74%	0.00%	(3.64%)
BlackRock iShares Dynamic Fixed Income V.I. Class I (4)
12/16/2015 - 12/31/2015	$9.79	19	$190	See Note (5)	0.00%	0.30%
Fidelity VIP Contrafund Service Class 2
2015	$21.50	27,071	$581,988	0.78%	0.00%	0.42%
2014	21.41	29,173	624,581	0.75%	0.00%	11.65%
2013	19.17	29,851	572,374	0.84%	0.00%	30.95%
2012	14.64	31,035	454,429	1.08%	0.00%	16.14%
2011	12.61	33,565	423,172	0.82%	0.00%	(2.78%)
Fidelity VIP Freedom 2020 Service Class 2
2015	$13.05	6,601	$86,122	1.62%	0.00%	(0.46%)
2014	13.11	6,556	85,922	1.46%	0.00%	4.60%
2013	12.53	6,436	80,646	1.42%	0.00%	15.63%
2012	10.84	8,568	92,846	1.70%	0.00%	13.07%
2011	9.58	9,459	90,657	1.99%	0.00%	(1.24%)
Fidelity VIP Freedom 2025 Service Class 2
2015	$13.51	202	$2,729	1.71%	0.00%	(0.50%)
2014	13.58	180	2,445	1.56%	0.00%	4.85%
2013	12.95	156	2,015	1.84%	0.00%	19.71%
2012	10.82	131	1,417	1.82%	0.00%	14.80%
07/25/2011 - 12/31/2011	9.42	106	998	4.62%	0.00%	(7.82%)
Fidelity VIP Freedom 2030 Service Class 2
2015	$12.98	323	$4,191	1.95%	0.00%	(0.53%)
2014	13.05	207	2,699	0.51%	0.00%	4.74%
2013	12.46	1,687	21,022	1.54%	0.00%	21.41%
2012	10.26	1,775	18,220	2.01%	0.00%	15.18%
05/03/2011 - 12/31/2011	8.91	1,554	13,848	1.81%	0.00%	(2.83%)
Fidelity VIP Freedom 2035 Service Class 2
2015	$13.52	5,466	$73,896	1.38%	0.00%	(0.51%)
2014	13.59	5,623	76,412	1.30%	0.00%	4.65%
07/22/2013 - 12/31/2013	12.98	5,842	75,860	3.28%	0.00%	9.30%
Fidelity VIP Growth Service Class 2
2015	$20.49	1,609	$32,977	0.03%	0.00%	6.90%
2014	19.17	2,692	51,596	0.00%	0.00%	11.01%
2013	17.27	2,626	45,334	0.05%	0.00%	36.00%
2012	12.70	1,975	25,070	0.54%	0.00%	14.40%
2011	11.10	854	9,480	0.12%	0.00%	(0.03%)
Fidelity VIP Mid Cap Service Class 2
2015	$20.27	18,648	$377,965	0.26%	0.00%	(1.63%)
2014	20.60	18,522	381,631	0.02%	0.00%	6.03%
2013	19.43	19,004	369,272	0.29%	0.00%	35.87%
2012	14.30	18,731	267,883	0.40%	0.00%	14.56%
2011	12.48	18,413	229,862	0.02%	0.00%	(10.85%)
Fidelity VIP Government Money Market Service Class
2015	$10.00	80,620	$806,357	0.01%	0.00%	0.01%
04/30/2014 - 12/31/2014	10.00	76,418	764,255	0.01%	0.00%	0.01%
Fidelity VIP Value Strategies Service Class 2
2015	$17.69	2,504	$44,280	0.86%	0.00%	(3.19%)
2014	18.27	2,690	49,147	0.80%	0.00%	6.51%
2013	17.15	2,848	48,844	0.77%	0.00%	30.18%
2012	13.18	2,132	28,089	0.36%	0.00%	27.06%
2011	10.37	2,393	24,814	0.81%	0.00%	(9.04%)
Templeton Foreign VIP Class 2
2015	$11.22	490	$5,494	2.26%	0.00%	(6.49%)
2014	11.99	1,488	17,842	2.17%	0.00%	(11.13%)
2013	13.50	167	2,256	0.80%	0.00%	22.97%
12/19/2012 - 12/31/2012	10.98	920	10,096	0.00%	0.00%	(0.14%)

See Notes to Financial Statements	SA-32	See explanation of references on SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding	Net Assets	Investment Income Ratios (1)	Expense Ratios (2)	Total Returns (3)
Templeton Global Bond VIP Class 2
2015	$11.86	7,861	$93,234	8.12%	0.00%	(4.30%)
2014	12.39	7,847	97,259	5.10%	0.00%	1.83%
2013	12.17	9,923	120,782	3.63%	0.00%	1.63%
2012	11.98	10,731	128,513	5.83%	0.00%	15.07%
2011	10.41	8,040	83,686	5.25%	0.00%	(0.87%)
GE Investments Total Return Class 3
2015	$13.69	471	$6,447	1.56%	0.00%	(1.34%)
2014	13.88	298	4,137	1.61%	0.00%	5.07%
2013	13.21	257	3,391	1.47%	0.00%	14.64%
2012	11.52	206	2,373	1.48%	0.00%	12.25%
2011	10.27	149	1,526	1.83%	0.00%	(3.10%)
Janus Aspen Series Enterprise Service Shares
2015	$19.95	4,669	$93,147	0.52%	0.00%	3.77%
2014	19.23	4,983	95,808	0.03%	0.00%	12.24%
2013	17.13	5,390	92,329	0.36%	0.00%	32.04%
2012	12.97	5,242	67,999	0.00%	0.00%	16.99%
2011	11.09	2,972	32,951	0.00%	0.00%	(1.65%)
Janus Aspen Series Overseas Service Shares
2015	$8.98	15,668	$140,683	0.52%	0.00%	(8.80%)
2014	9.85	15,541	156,013	2.95%	0.00%	(12.10%)
2013	11.20	16,626	186,231	2.90%	0.00%	14.28%
2012	9.80	19,963	195,664	0.62%	0.00%	13.18%
2011	8.66	20,044	173,575	0.37%	0.00%	(32.34%)
Lazard Retirement U.S. Strategic Equity Service Class
2015	$14.12	68	$960	0.43%	0.00%	(5.44%)
2014	14.93	84	1,251	0.57%	0.00%	14.71%
2013	13.02	120	1,561	0.73%	0.00%	28.07%
2012	10.17	192	1,948	1.40%	0.00%	14.01%
2011	8.92	123	1,100	1.30%	0.00%	1.96%
ClearBridge Variable Aggressive Growth - Class II
2015	$20.29	11,523	$233,824	0.08%	0.00%	(1.94%)
2014	20.69	9,188	190,125	0.01%	0.00%	20.08%
2013	17.23	3,475	59,882	0.05%	0.00%	47.37%
2012	11.69	1,490	17,429	0.10%	0.00%	18.46%
2011	9.87	1,363	13,453	0.00%	0.00%	2.16%
ClearBridge Variable Mid Cap Core - Class II
2015	$17.78	237	$4,217	0.06%	0.00%	1.99%
2014	17.43	172	2,994	0.07%	0.00%	7.82%
2013	16.17	199	3,215	0.04%	0.00%	37.05%
2012	11.80	1,342	15,839	0.83%	0.00%	17.61%
2011	10.03	457	4,580	0.00%	0.00%	(4.14%)
Lord Abbett Bond Debenture Class VC
2015	$9.96	5,295	$52,736	4.75%	0.00%	(1.53%)
12/09/2014 - 12/31/2014	10.11	3,845	38,889	See Note (5)	0.00%	0.53%
Lord Abbett Developing Growth Class VC
2015	$14.82	914	$13,546	0.00%	0.00%	(8.21%)
2014	16.15	960	15,507	0.00%	0.00%	3.71%
05/29/2013 - 12/31/2013	15.57	317	4,940	0.00%	0.00%	29.42%
Lord Abbett Fundamental Equity Class VC
2015	$15.82	479	$7,574	1.21%	0.00%	(3.44%)
2014	16.38	447	7,322	0.48%	0.00%	7.14%
2013	15.29	427	6,528	0.30%	0.00%	35.76%
2012	11.26	279	3,143	0.58%	0.00%	10.58%
07/05/2011 - 12/31/2011	10.18	181	1,843	0.43%	0.00%	(10.66%)
Lord Abbett Total Return Class VC
2015	$10.25	9,148	$93,774	2.66%	0.00%	(0.66%)
2014	10.32	10,024	103,425	4.59%	0.00%	6.08%
06/06/2013 - 12/31/2013	9.73	2,141	20,828	3.57%	0.00%	(0.93%)
I
2015	$10.29	1,806	$18,589	1.63%	0.00%	(3.94%)
2014	10.71	1,855	19,876	2.25%	0.00%	(7.06%)
2013	11.53	1,904	21,949	2.42%	0.00%	16.32%
2012	9.91	1,964	19,464	2.09%	0.00%	20.68%
2011	8.21	2,030	16,672	3.19%	0.00%	(13.56%)

See Notes to Financial Statements	SA-33	See explanation of references on SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts For Each Year or Period	AUV	Units Outstanding	Net Assets	Investment Income Ratios (1)	Expense Ratios (2)	Total Returns (3)
II
2015	$28.31	629	$17,811	0.03%	0.00%	7.70%
2014	26.29	512	13,456	0.04%	0.00%	10.21%
2013	23.85	526	12,535	0.56%	0.00%	36.15%
2012	17.52	732	12,819	0.05%	0.00%	19.31%
2011	14.68	754	11,076	0.00%	0.00%	(0.80%)
III
2015	$29.44	1,437	$42,307	0.00%	0.00%	(6.58%)
2014	31.52	1,402	44,183	0.00%	0.00%	12.42%
2013	28.03	1,440	40,370	0.00%	0.00%	39.20%
2012	20.14	1,599	32,208	0.33%	0.00%	17.43%
2011	17.15	1,652	28,330	0.00%	0.00%	(7.22%)
V
2015	$21.73	662	$14,383	1.70%	0.00%	(0.66%)
2014	21.88	512	11,199	1.18%	0.00%	9.68%
2013	19.95	526	10,482	2.69%	0.00%	34.22%
2012	14.86	732	10,874	0.84%	0.00%	17.29%
2011	12.67	754	9,558	0.38%	0.00%	(4.11%)
MFS New Discovery Series - Service Class
2015	$17.65	2,562	$45,227	0.00%	0.00%	(2.15%)
2014	18.04	2,666	48,097	0.00%	0.00%	(7.49%)
2013	19.50	2,900	56,544	0.00%	0.00%	41.22%
2012	13.81	2,445	33,759	0.00%	0.00%	20.90%
2011	11.42	3,035	34,671	0.00%	0.00%	(10.49%)
MFS Utilities Series - Service Class
2015	$14.52	19,411	$281,760	4.23%	0.00%	(14.76%)
2014	17.03	20,424	347,785	1.95%	0.00%	12.47%
2013	15.14	20,587	311,704	2.26%	0.00%	20.21%
2012	12.59	17,780	223,929	6.63%	0.00%	13.21%
2011	11.12	18,317	203,771	3.12%	0.00%	6.51%
Oppenheimer Global Fund/VA Service Shares
2015	$12.20	6,021	$73,448	1.05%	0.00%	3.67%
2014	11.77	5,149	60,590	0.85%	0.00%	2.06%
06/14/2013 - 12/31/2013	11.53	3,814	43,979	2.02%	0.00%	16.25%
PIMCO Global Multi-Asset Managed Allocation - Advisor Class
2015	$9.56	8,492	$81,171	1.53%	0.00%	(0.26%)
2014	9.58	9,108	87,291	2.41%	0.00%	4.57%
2013	9.16	10,035	91,970	3.00%	0.00%	(7.91%)
2012	9.95	7,765	77,274	2.98%	0.00%	8.77%
09/26/2011 - 12/31/2011	9.15	8,475	77,537	0.00%	0.00%	0.63%
Royce Micro-Cap Service Class
2015	$11.08	22	$246	0.00%	0.00%	(12.61%)
2014	12.67	6	71	0.00%	0.00%	(3.84%)
2013	13.18	219	2,880	0.30%	0.00%	20.65%
2012	10.92	226	2,473	0.00%	0.00%	7.45%
07/05/2011 - 12/31/2011	10.17	193	1,965	5.32%	0.00%	(16.06%)
T. Rowe Price Blue Chip Growth - II
2015	$23.35	15,751	$367,837	0.00%	0.00%	10.80%
2014	21.08	14,002	295,116	0.00%	0.00%	8.84%
2013	19.37	13,278	257,138	0.00%	0.00%	40.85%
2012	13.75	12,598	173,211	0.00%	0.00%	17.91%
2011	11.66	13,044	152,105	0.00%	0.00%	1.36%
T. Rowe Price Equity Income - II
2015	$16.58	18,605	$308,466	1.60%	0.00%	(7.11%)
2014	17.85	18,241	325,567	1.51%	0.00%	7.10%
2013	16.66	17,620	293,630	1.38%	0.00%	29.41%
2012	12.88	14,775	190,274	1.89%	0.00%	16.92%
2011	11.01	17,150	188,889	1.50%	0.00%	(1.02%)
Van Eck VIP Global Hard Assets Initial Class
2015	$12.35	23,025	$284,358	0.04%	0.00%	(33.45%)
2014	18.56	18,432	342,022	0.09%	0.00%	(19.10%)
2013	22.94	14,998	344,019	0.67%	0.00%	10.53%
2012	20.75	16,279	337,810	0.62%	0.00%	3.39%
2011	20.07	16,893	339,071	1.16%	0.00%	(16.45%)

See Notes to Financial Statements	SA-34	See explanation of references on SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

Explanation of References for Financial Highlights on pages SA-28 to SA-34

(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets (See Note 3 in Notes to Financial Statements for information on dividends and distributions). The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.
(2)	There are no policy fees and expenses of the Separate Account that result in a direct reduction of unit values for each period indicated. The expense ratios exclude expenses of the underlying portfolios/funds in which the variable accounts invest and charges made directly to policyholder accounts through the redemption of units (See Note 4 in Notes to Financial Statements).
(3)	Total returns reflect changes in unit values of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any mortality and expense risk fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.
(4)	Operations commenced or resumed during 2015 (See Note 1 in Notes to Financial Statements). For the Inflation Strategy Variable Account, all units were fully redeemed or transferred on December 31, 2014, and operations resumed during 2015.
(5)	Subsequent to their commencement of operations, the Emerging Markets Debt, American Funds IS Asset Allocation Fund Class 4, BlackRock iShares Dynamic Fixed Income V.I. Class I, and Lord Abbett Bond Debenture Variable Accounts received their annual distributions. The annualized investment income ratios were 11.78%, 9.09%, 46.41%, and 79.58% respectively. Prior to annualization, the ratios were 2.19%, 1.49%, 1.91%, and 4.80% respectively.
(6)	The investment income ratio for the Pacific Dynamix - Growth Variable Account was 11.48% for the year ended December 31, 2012. This ratio was substantially higher than other years due to significant cash flows received shortly before the annual investment income distribution in December 2012.

See Notes to Financial Statements	SA-35

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Exec Separate Account (the “Separate Account”) of Pacific Life and Annuity Company (“PL&A”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2015 was comprised of ninety-nine subaccounts (“Variable Accounts”). The Variable Accounts with no units outstanding during the reporting period are not presented in this annual report. The assets in each of the Variable Accounts invest in the corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of Pacific Select Fund (See Note 4), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series, BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., M Fund, Inc., MFS Variable Insurance Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., and Van Eck VIP Trust (collectively, the “Funds”).

Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.

The Fidelity VIP Government Money Market Service Class Variable Account and Portfolio were formerly named Fidelity VIP Money Market Service Class Variable Account and Portfolio, respectively.

The following eight Variable Accounts commenced or resumed operations during 2015:

	Commenced or		Commenced or
Variable Accounts	Resumed Operations on	Variable Accounts	Resumed Operations on
Inflation Strategy	November 5, 2015	American Funds IS Asset Allocation Fund Class 4	October 30, 2015
Currency Strategies	March 27, 2015	American Funds IS Growth Fund Class 4	October 30, 2015
Global Absolute Return	January 7, 2015	American Funds IS Growth-Income Fund Class 4	October 30, 2015
Portfolio Optimization Conservative	June 18, 2015	BlackRock iShares Dynamic Fixed Income V.I. Class I	December 16, 2015

On April 30, 2014, the net assets of the Pacific Select Fund’s Cash Management Portfolio Class I, the underlying Portfolio for the Cash Management Variable Account, were transferred to the Fidelity VIP Government Money Market Portfolio Service Class, the underlying Portfolio for the Fidelity VIP Government Money Market Service Class Variable Account through a liquidation and plan of substitution (the “2014 Substitution”). In connection with the 2014 Substitution, any units that remained in the Cash Management Variable Account after the close of business on April 30, 2014 were transferred to the Fidelity VIP Government Money Market Service Class Variable Account. Such transfers were based on the applicable Variable Account accumulation unit values and the relative net asset values of the Fidelity VIP Government Money Market Portfolio and Cash Management Portfolio, as of the close of business on April 30, 2014. The Cash Management Variable Account is not included in this annual report.

On October 30, 2015, the net assets of Pacific Select Fund’s American Funds Asset Allocation Portfolio Class I, American Funds Growth Portfolio Class I, and American Funds Growth-Income Portfolio Class I (collectively, the “Liquidated Portfolios”), the underlying Portfolios for the American Funds Asset Allocation, American Funds Growth, and American Funds Growth-Income Variable Accounts (collectively, the “Liquidated Variable Accounts”), respectively, were transferred to the American Funds IS Asset Allocation Fund Class 4, American Funds IS Growth Fund Class 4, and American Funds IS Growth-Income Fund Class 4 (collectively, the “Substituted Portfolios”), the underlying Portfolios for the American Funds IS Asset Allocation Fund Class 4, American Funds IS Growth Fund Class 4, and American Funds IS Growth-Income Fund Class 4 Variable Accounts (collectively, the “Substituted Variable Accounts”), respectively, through a liquidation and plan of substitution (the “2015 Substitutions”). In connection with the 2015 Substitutions, any units that remained in each of the Liquidated Variable Accounts after the close of business on October 30, 2015 were transferred to the respective Substituted Variable Accounts. Such transfers were based on the applicable Variable Accounts’ accumulation unit values and the relative net asset values of the respective Substituted Portfolios and Liquidated Portfolios, as of the close of business on October 30, 2015. The Liquidated Variable Accounts are not included in this annual report.

On October 30, 2015, the Precious Metals Variable Account was liquidated. Because the Variable Account was liquidated prior to December 31, 2015, no other information for the Variable Account is presented in this annual report.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of PL&A. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by PL&A, but the obligations of the Separate Account, including benefits related to variable life insurance policies, are obligations of PL&A.

The Separate Account funds individual flexible premium and last survivor flexible premium variable life insurance policies issued by PL&A. The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

A. Valuation of Investments

Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividends and capital gains distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account will be reported on the Federal income tax return of PL&A, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. Under current tax law, no Federal income taxes are expected to be paid by PL&A with respect to the operations of the Separate Account. PL&A will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the Contracts.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividends and capital gains distributions if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is treated as a partnership for Federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for Federal income tax purposes. Therefore, no dividends and capital gains distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year or period ended December 31, 2015.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

PL&A makes certain deductions from the net assets of each Variable Account through a redemption of units for charges for the mortality and expense risks (“M&E”) and administrative expenses PL&A assumes, cost of insurance, charges for optional benefits provided by rider and any applicable surrender charges, and are shown as a decrease in net assets in the accompanying Statements of Changes in Net Assets. The mortality risk assumed by PL&A is the risk that those insured may die sooner than anticipated, resulting PL&A paying an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the amounts realized from the administrative fees assessed against the policies. The cost of insurance charge is the primary charge under the policy for the death benefit provided by PL&A which may vary by policy based on underwriting criteria. For some policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual policy. Most policies offer optional benefits that can be added to the policy by rider. The charges for riders can range depending on the individual policy. All of the fees described above are assessed directly to each policyholder account through a redemption of units. Surrender charges are included in policy benefits and terminations; and charges for M&E, administrative expenses, cost of insurance, and optional benefits provided by rider are included in policy maintenance charges in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by PL&A and are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

With respect to variable life insurance policies funded by the Separate Account, PL&A makes certain deductions from premiums before amounts are allocated to the Separate Account to help pay costs of distributing the policies and to pay state and local premium taxes, and any other taxes that might be imposed, and to compensate PL&A for certain costs or loss of investment opportunities resulting from amortization and delayed recognition of certain policy expenses for Federal income tax purposes. These deductions are not reflected in the accompanying financial statements.

PL&A is a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”). The assets of certain Variable Accounts invest in Class I shares of the corresponding Portfolios of Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors, LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific service fee to Pacific Select Distributors, LLC. (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and service fee rates are disclosed in Note 6 in Notes to Financial Statements of PSF, which are provided separately. For the year ended December 31, 2015, PLFA received net advisory fees from the corresponding Portfolios of PSF at effective annual rates ranging from 0.05% to 0.95%, which are based on an annual percentage of average daily net assets of the Portfolios, and PSD received a service fee of 0.20% on Class I shares only from PSF, based on an annual percentage of average daily net assets of the Portfolios.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2015, were as follows:

Variable Accounts	Purchases	Sales
Diversified Bond	$70,421	$197,836
Floating Rate Income	66	3
Floating Rate Loan	5,051	2,921
High Yield Bond	37,644	50,305
Inflation Managed	53,184	76,616
Inflation Strategy (1)	1,064	4
Managed Bond	80,749	164,884
Short Duration Bond	67,062	53,763
Emerging Markets Debt	39,242	40,211
Comstock	14,086	40,569
Dividend Growth	17,440	58,425
Equity Index	147,472	176,219
Focused Growth	9,121	54,470
Growth	14,720	41,746
Large-Cap Growth	24,370	104,032
Large-Cap Value	34,425	95,999
Long/Short Large-Cap	12,112	19,280
Main Street Core	54,171	182,101
Mid-Cap Equity	27,194	98,461
Mid-Cap Growth	17,080	35,814
Mid-Cap Value	6,065	2,585
Small-Cap Equity	5,886	4,112
Small-Cap Growth	259	20,383
Small-Cap Index	33,859	66,892
Small-Cap Value	16,513	56,125
Emerging Markets	76,072	106,653
International Large-Cap	40,517	88,739
International Small-Cap	14,678	80,801
International Value	49,565	66,636
Health Sciences	162,092	287,165
Real Estate	91,494	115,637
Technology	23,486	37,752
Currency Strategies (1)	2,243	83
Global Absolute Return (1)	2,267	414
Pacific Dynamix - Conservative Growth	369	1,039
Pacific Dynamix - Moderate Growth	319,429	23,571
Pacific Dynamix - Growth	78,852	16,305
Portfolio Optimization Conservative (1)	103,278	25,775
Portfolio Optimization Moderate-Conservative	25,664	31,279
Portfolio Optimization Moderate	133,477	169,538
Portfolio Optimization Growth	246,617	167,901
Portfolio Optimization Aggressive-Growth	304,983	22,427
Invesco V.I. International Growth Series II	18,048	1,591
American Century VP Mid Cap Value Class II	4,747	2,449

(1) Operations commenced or resumed during 2015.

Variable Accounts	Purchases	Sales
American Funds IS Asset Allocation Class 4 (1)	$50,719	$134
American Funds IS Growth Fund Class 4 (1)	577,882	12,684
American Funds IS Growth-Income Class 4 (1)	341,137	20,049
BlackRock Basic Value V.I. Class III	11,239	6,861
BlackRock Global Allocation V.I. Class III	125,732	17,367
BlackRock iShares Dynamic Fixed Income V.I. Class I (1)	191	-
Fidelity VIP Contrafund Service Class 2	79,001	64,542
Fidelity VIP Freedom 2020 Service Class 2	12,295	9,903
Fidelity VIP Freedom 2025 Service Class 2	796	433
Fidelity VIP Freedom 2030 Service Class 2	2,439	848
Fidelity VIP Freedom 2035 Service Class 2	1,756	2,494
Fidelity VIP Growth Service Class 2	8,649	29,043
Fidelity VIP Mid Cap Service Class 2	67,390	17,666
Fidelity VIP Government Money Market Service Class	526,740	484,641
Fidelity VIP Value Strategies Service Class 2	4,679	7,887
Templeton Foreign VIP Class 2	3,110	14,776
Templeton Global Bond VIP Class 2	19,056	10,421
GE Investments Total Return Class 3	3,591	881
Janus Aspen Series Enterprise Service Shares	23,570	18,322
Janus Aspen Series Overseas Service Shares	9,857	3,290
Lazard Retirement U.S. Strategic Equity Service Class	686	854
ClearBridge Variable Aggressive Growth - Class II	112,672	38,864
ClearBridge Variable Mid Cap Core - Class II	2,380	1,000
Lord Abbett Bond Debenture Class VC	19,116	1,840
Lord Abbett Developing Growth Class VC	1,196	1,835
Lord Abbett Fundamental Equity Class VC	1,605	357
Lord Abbett Total Return Class VC	13,426	19,733
I	365	570
II	6,460	272
III	7,003	1,145
V	5,007	218
MFS New Discovery Series - Service Class	4,762	5,337
MFS Utilities Series - Service Class	101,270	71,639
Oppenheimer Global Fund/VA Service Shares	18,828	3,048
PIMCO Global Multi-Asset Managed Allocation - Advisor Class	11,204	16,618
Royce Micro-Cap Service Class	225	13
T. Rowe Price Blue Chip Growth - II	62,427	22,814
T. Rowe Price Equity Income - II	80,419	62,237
Van Eck VIP Global Hard Assets Initial Class	236,772	223,547

7. FAIR VALUE MEASUREMENTS

The Separate Account characterizes its holdings in the Variable Accounts as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices (unadjusted) in active markets for identical holdings

Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2015, the Variable Accounts’ holdings as presented in the Schedule of Investments on SA-2 and SA-3 of this report were all categorized as Level 1 under the three-tier hierarchy of inputs.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

8. CHANGE IN UNITS OUTSTANDING

The changes in units outstanding for the year or period ended December 31, 2015 and 2014 were as follows:

	2015			2014
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Diversified Bond	4,782	(13,289)	(8,507)	10,308	(2,361)	7,947
Floating Rate Income (1)	6	(-)	6	5	-	5
Floating Rate Loan	498	(301)	197	285	(2,430)	(2,145)
High Yield Bond	7,034	(7,548)	(514)	1,448	(2,687)	(1,239)
Inflation Managed	3,711	(4,749)	(1,038)	3,960	(5,653)	(1,693)
Inflation Strategy (2), (3)	103	(-)	103	139	(2,123)	(1,984)
Managed Bond	6,533	(9,940)	(3,407)	6,593	(10,837)	(4,244)
Short Duration Bond	5,802	(4,765)	1,037	2,645	(1,758)	887
Emerging Markets Debt	4,073	(4,138)	(65)	-	(117)	(117)
Comstock	1,399	(2,773)	(1,374)	1,660	(4,321)	(2,661)
Dividend Growth	1,101	(2,985)	(1,884)	1,104	(3,678)	(2,574)
Equity Index	9,063	(10,662)	(1,599)	12,879	(7,550)	5,329
Focused Growth	398	(1,710)	(1,312)	481	(1,036)	(555)
Growth	2,511	(4,673)	(2,162)	3,061	(6,777)	(3,716)
Large-Cap Growth	3,495	(8,660)	(5,165)	4,160	(7,428)	(3,268)
Large-Cap Value	3,154	(5,891)	(2,737)	3,045	(6,090)	(3,045)
Long/Short Large-Cap	648	(1,026)	(378)	394	(2,473)	(2,079)
Main Street Core	4,571	(11,254)	(6,683)	4,629	(8,347)	(3,718)
Mid-Cap Equity	1,867	(4,040)	(2,173)	2,191	(5,239)	(3,048)
Mid-Cap Growth	1,568	(2,564)	(996)	2,319	(3,164)	(845)
Mid-Cap Value	253	(123)	130	288	(107)	181
Small-Cap Equity	332	(258)	74	492	(1,159)	(667)
Small-Cap Growth	17	(1,281)	(1,264)	543	(3,816)	(3,273)
Small-Cap Index	2,194	(3,366)	(1,172)	3,988	(4,354)	(366)
Small-Cap Value	795	(1,755)	(960)	1,048	(1,854)	(806)
Emerging Markets	2,347	(2,952)	(605)	1,320	(3,438)	(2,118)
International Large-Cap	3,939	(6,377)	(2,438)	4,931	(6,929)	(1,998)
International Small-Cap	1,385	(7,075)	(5,690)	9,403	(3,296)	6,107
International Value	6,424	(7,710)	(1,286)	5,934	(6,541)	(607)
Health Sciences	3,388	(5,595)	(2,207)	3,516	(1,978)	1,538
Real Estate	2,484	(3,068)	(584)	2,102	(3,134)	(1,032)
Technology	2,009	(3,137)	(1,128)	1,754	(2,261)	(507)
Currency Strategies (3)	217	(8)	209
Global Absolute Return (3)	222	(39)	183
Pacific Dynamix - Conservative Growth	26	(67)	(41)	-	(67)	(67)
Pacific Dynamix - Moderate Growth	17,507	(1,310)	16,197	331	(72)	259
Pacific Dynamix - Growth	4,027	(912)	3,115	1,991	(1,144)	847
Portfolio Optimization Conservative (3)	8,716	(2,249)	6,467
Portfolio Optimization Moderate-Conservative	2,289	(2,737)	(448)	2,303	(2,600)	(297)
Portfolio Optimization Moderate	11,222	(14,120)	(2,898)	51,248	(54,667)	(3,419)
Portfolio Optimization Growth	19,340	(13,588)	5,752	24,219	(16,204)	8,015
Portfolio Optimization Aggressive-Growth	24,152	(2,992)	21,160	9,709	(10,469)	(760)
Invesco V.I. International Growth Series II	1,417	(130)	1,287	182	(40)	142
American Century VP Mid Cap Value Class II	113	(161)	(48)	1,675	(108)	1,567
American Funds IS Asset Allocation Fund Class 4 (3)	2,223	(19)	2,204
American Funds IS Growth Fund Class 4 (3)	25,651	(545)	25,106
American Funds IS Growth-Income Fund Class 4 (3)	16,331	(725)	15,606
BlackRock Basic Value V.I. Class III	236	(444)	(208)	307	(287)	20
BlackRock Global Allocation V.I. Class III	5,641	(1,293)	4,348	1,783	(2,143)	(360)
BlackRock iShares Dynamic Fixed Income V.I. Class I (3)	19	-	19
Fidelity VIP Contrafund Service Class 2	1,370	(3,472)	(2,102)	1,820	(2,498)	(678)
Fidelity VIP Freedom 2020 Service Class 2	1,090	(1,045)	45	1,125	(1,005)	120
Fidelity VIP Freedom 2025 Service Class 2	64	(42)	22	66	(42)	24
Fidelity VIP Freedom 2030 Service Class 2	201	(85)	116	313	(1,793)	(1,480)
Fidelity VIP Freedom 2035 Service Class 2	24	(181)	(157)	-	(219)	(219)
Fidelity VIP Growth Service Class 2	380	(1,463)	(1,083)	225	(159)	66
Fidelity VIP Mid Cap Service Class 2	1,287	(1,161)	126	1,112	(1,594)	(482)
Fidelity VIP Government Money Market Service Class (1)	77,479	(73,277)	4,202	137,501	(61,083)	76,418

PACIFIC SELECT EXEC SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	2015			2014
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Fidelity VIP Value Strategies Service Class 2	191	(377)	(186)	134	(292)	(158)
Templeton Foreign VIP Class 2	240	(1,238)	(998)	1,431	(110)	1,321
Templeton Global Bond VIP Class 2	1,022	(1,008)	14	2,341	(4,417)	(2,076)
GE Investments Total Return Class 3	236	(63)	173	73	(32)	41
Janus Aspen Series Enterprise Service Shares	586	(900)	(314)	246	(653)	(407)
Janus Aspen Series Overseas Service Shares	603	(476)	127	708	(1,793)	(1,085)
Lazard Retirement U.S. Strategic Equity Service Class	43	(59)	(16)	25	(61)	(36)
ClearBridge Variable Aggressive Growth - Class II	4,309	(1,974)	2,335	6,289	(576)	5,713
ClearBridge Variable Mid Cap Core - Class II	136	(71)	65	114	(141)	(27)
Lord Abbett Bond Debenture Class VC (1)	1,639	(189)	1,450	3,853	(8)	3,845
Lord Abbett Developing Growth Class VC	72	(118)	(46)	2,658	(2,015)	643
Lord Abbett Fundamental Equity Class VC	61	(29)	32	48	(28)	20
Lord Abbett Total Return Class VC	1,058	(1,934)	(876)	10,266	(2,383)	7,883
I	8	(57)	(49)	7	(56)	(49)
II	127	(10)	117	-	(14)	(14)
III	74	(39)	35	3	(41)	(38)
V	160	(10)	150	-	(14)	(14)
MFS New Discovery Series - Service Class	157	(261)	(104)	140	(374)	(234)
MFS Utilities Series - Service Class	3,820	(4,833)	(1,013)	783	(946)	(163)
Oppenheimer Global Fund/VA Service Shares	1,134	(262)	872	1,506	(171)	1,335
PIMCO Global Multi-Asset Managed Allocation - Advisor Class	1,057	(1,673)	(616)	95	(1,022)	(927)
Royce Micro-Cap Service Class	17	(1)	16	24	(237)	(213)
T. Rowe Price Blue Chip Growth - II	2,980	(1,231)	1,749	2,219	(1,495)	724
T. Rowe Price Equity Income - II	2,621	(2,257)	364	1,712	(1,091)	621
Van Eck VIP Global Hard Assets Initial Class	17,217	(12,624)	4,593	8,526	(5,092)	3,434

(1) Operations commenced or resumed during 2014 (See Financial Highlights for commencement or resumption dates of operations).

(2) All the units were fully redeemed or transferred on December 31, 2014.

(3) Operations commenced or resumed during 2015.

PACIFIC LIFE & ANNUITY COMPANY

Financial Statements

as of December 31, 2015 and 2014 and

for the years ended December 31, 2015, 2014 and 2013

and Independent Auditors’ Report

PLA-1

Deloitte & Touche LLP Suite 1200 695 Town Center Drive Costa Mesa, CA 92626-7188 USA Tel: +1 714 436 7100 Fax: +1 714 436 7200 www.deloitte.com

INDEPENDENT AUDITORS’ REPORT

Pacific Life & Annuity Company:

We have audited the accompanying financial statements of Pacific Life & Annuity Company (the “Company”), which comprise the statements of financial condition as of December 31, 2015 and 2014, and the related statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2015 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pacific Life & Annuity Company as of December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015 in accordance with accounting principles generally accepted in the United States of America.

March 23, 2016

PLA-2

Pacific Life & Annuity Company

S T A T E M E N T S   O F   F I N A N C I A L   C O N D I T I O N

	December 31,

(In Thousands)	2015	2014
ASSETS

Investments:

Fixed maturity securities available for sale, at estimated fair value	$3,373,371	$3,494,401

Equity securities available for sale, at estimated fair value	2,372	2,632

Mortgage loans	450,476	474,929

Policy loans	5,708	4,931

Other investments	21,525	21,473
TOTAL INVESTMENTS	3,853,452	3,998,366

Cash and cash equivalents	68,884	70,599

Deferred policy acquisition costs	124,345	122,649

Accrued investment income	40,043	39,520

Other assets	29,581	24,351

Separate account assets	2,507,951	2,510,793

TOTAL ASSETS	$6,624,256	$6,766,278

LIABILITIES AND STOCKHOLDER’S EQUITY

Liabilities:

Future policy benefits	$2,084,732	$2,226,296

Policyholder account balances	1,246,099	1,229,572

Other liabilities	63,400	67,782

Separate account liabilities	2,507,951	2,510,793
TOTAL LIABILITIES	5,902,182	6,034,443

Commitments and contingencies (Note 13)

Stockholder’s Equity:

Common stock - $1 par value; 5 million shares authorized; 2.9 million shares issued and outstanding	2,900	2,900

Paid-in capital	134,577	134,577

Retained earnings	438,242	423,266

Accumulated other comprehensive income	146,355	171,092
TOTAL STOCKHOLDER’S EQUITY	722,074	731,835

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$6,624,256	$6,766,278

See Notes to Financial Statements

PLA-3

Pacific Life & Annuity Company

S T A T E M E N T S   O F   O P E R A T I O N S

	Years Ended December 31,

(In Thousands)	2015	2014	2013
REVENUES

Insurance premiums	$49,153	$52,694	$65,352

Policy fees	58,759	49,852	56,480

Net investment income	202,621	199,019	194,292

Net realized investment gain (loss)	10,771	(30,396)	51,745

OTTI, consisting of $2,845, $104 and $337 in total, net of $0, $0 and $210, recognized in OCI	(2,845)	(104)	(127)

Other income	2,470	2,000	1,464
TOTAL REVENUES	320,929	273,065	369,206

BENEFITS AND EXPENSES

Policy benefits paid or provided	155,299	157,734	165,438

Interest credited to policyholder account balances	40,597	39,959	36,185

Commission expenses	36,457	13,834	34,854

Operating expenses	17,489	17,289	20,052
TOTAL BENEFITS AND EXPENSES	249,842	228,816	256,529

INCOME BEFORE PROVISION FOR INCOME TAXES	71,087	44,249	112,677

Provision for income taxes	19,111	10,667	34,570

NET INCOME	$51,976	$33,582	$78,107

The abbreviation OTTI above means other than temporary impairment losses.

The abbreviation OCI above means other comprehensive income (loss).

See Notes to Financial Statements

PLA-4

Pacific Life & Annuity Company

S T A T E M E N T S   O F   C O M P R E H E N S I V E   I N C O M E

	Years Ended December 31,

(In Thousands)	2015	2014	2013

NET INCOME	$51,976	$33,582	$78,107

Other comprehensive income (loss), net of tax:

Gain (loss) on derivatives and unrealized gain (loss) on securities available for sale, net:

Unrealized holding gain (loss) arising during period	(25,129)	17,800	(54,356)

Reclassification adjustment for (gain) loss included in net income	392	(1,360)	(2,683)

Gain (loss) on derivatives and unrealized gain (loss) on securities available for sale, net	(24,737)	16,440	(57,039)

COMPREHENSIVE INCOME	$27,239	$50,022	$21,068

See Notes to Financial Statements

PLA-5

Pacific Life & Annuity Company

S T A T E M E N T S   O F   S T O C K H O L D E R’ S   E Q U I T Y

(In Thousands)	Common Stock	Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
BALANCES, JANUARY 1, 2013	$2,900	$134,577	$381,577	$211,691	$730,745

Comprehensive income (loss):

Net income			78,107		78,107

Other comprehensive loss: loss on derivatives and unrealized loss on securities available for sale, net				(57,039)	(57,039)

Total comprehensive income					21,068

Dividend to parent			(35,000)		(35,000)
BALANCES, DECEMBER 31, 2013	2,900	134,577	424,684	154,652	716,813
Comprehensive income:

Net income			33,582		33,582

Other comprehensive income: gain on derivatives and unrealized gain on securities available for sale, net				16,440	16,440

Total comprehensive income					50,022

Dividend to parent			(35,000)		(35,000)
BALANCES, DECEMBER 31, 2014	2,900	134,577	423,266	171,092	731,835

Comprehensive income (loss):

Net income			51,976		51,976

Other comprehensive loss: loss on derivatives and unrealized loss on securities available for sale, net				(24,737)	(24,737)

Total comprehensive income					27,239

Dividend to parent			(37,000)		(37,000)

BALANCES, DECEMBER 31, 2015	$2,900	$134,577	$438,242	$146,355	$722,074

See Notes to Financial Statements

PLA-6

Pacific Life & Annuity Company

S T A T E M E N T S   O F   C A S H   F L O W S

	Years Ended December 31,

(In Thousands)	2015	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES

Net income	$51,976	$33,582	$78,107

Adjustments to reconcile net income to net cash provided by operating activities:

Loss from other investments	673	716	469

Net accretion on fixed maturity securities	(2,625)	(3,801)	(4,886)

Amortization	(995)	(217)	(186)

Deferred income taxes	2,620	(8,853)	11,213

Net realized investment (gain) loss	(10,771)	30,396	(51,745)

Other than temporary impairments	2,845	104	127

Net change in deferred policy acquisition costs	4,257	(24,425)	1,699

Interest credited to policyholder account balances	40,597	39,959	36,185

Net change in future policy benefits	26,014	28,792	32,342

Other operating activities, net	13,749	18,568	(9,105)
NET CASH PROVIDED BY OPERATING ACTIVITIES	128,340	114,821	94,220

CASH FLOWS FROM INVESTING ACTIVITIES

Fixed maturity and equity securities available for sale:

Purchases	(218,348)	(225,843)	(311,779)

Sales	14,141	50,361	70,448

Maturities and repayments	116,473	92,378	70,851

Repayments of mortgage loans	24,915	9,535	4,406

Fundings of mortgage loans	(402)		(27,815)

Terminations of derivative instruments, net	561	785	(1,648)

Proceeds from nonhedging derivative settlements	4,655	886	275

Payments for nonhedging derivative settlements	(8,714)	(13,487)	(22,001)

Net change in cash collateral received or pledged	(1,582)	2,444	(960)

Other investing activities, net	(188)	558	2,415
NET CASH USED IN INVESTING ACTIVITIES	(68,489)	(82,383)	(215,808)
(Continued)

See Notes to Financial Statements

PLA-7

Pacific Life & Annuity Company

S T A T E M E N T S   O F   C A S H   F L O W S

	Years Ended December 31,

(In Thousands)	2015	2014	2013
(Continued)
CASH FLOWS FROM FINANCING ACTIVITIES

Policyholder account balances:

Deposits	$198,320	$256,142	$271,871

Withdrawals	(222,886)	(201,648)	(194,249)

Dividend to parent	(37,000)	(35,000)	(35,000)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(61,566)	19,494	42,622

Net change in cash and cash equivalents	(1,715)	51,932	(78,966)

Cash and cash equivalents, beginning of year	70,599	18,667	97,633

CASH AND CASH EQUIVALENTS, END OF YEAR	$68,884	$70,599	$18,667

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Income taxes paid, net	$7,671	$22,676	$22,269

See Notes to Financial Statements

PLA-8

Pacific Life & Annuity Company

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life & Annuity Company (the Company) is a stock life insurance company domiciled in the state of Arizona and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life), a stock life insurance company domiciled in the state of Nebraska. The Company offers variable universal life (VUL) insurance, universal life (UL) insurance, term insurance, structured settlement annuities, and variable and fixed annuities. The Company is licensed to sell certain of its products in the state of New York.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The Company prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of Arizona (AZ DOI). These financial statements materially differ from those filed with regulatory authorities (Note 2).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as critical, as they involve a higher degree of judgment and are subject to a significant degree of variability:

•	The fair value of investments in the absence of quoted market values

•	Other than temporary impairment (OTTI) losses of investments

•	The fair value of and accounting for derivatives

•	The capitalization and amortization of deferred policy acquisition costs (DAC)

•	The liability for future policyholder benefits

•	Income taxes

•	Reinsurance transactions

•	Litigation and other contingencies

Certain reclassifications have been made to the 2014 and 2013 financial statements to conform to the 2015 financial statement presentation.

The Company has evaluated events subsequent to December 31, 2015 through March 23, 2016, the date the financial statements were available to be issued and has concluded that no events have occurred that require disclosure or adjustment to the financial statements.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recognized as a component of other comprehensive income (OCI). Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method. For mortgage-backed and asset-backed securities, the determination of effective yield is based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments.

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date.

PLA-9

The Company’s available for sale securities are assessed for OTTI, if impaired. If a decline in the estimated fair value of an available for sale security is deemed to be other than temporary, the OTTI is recognized equal to the difference between the estimated fair value and net carrying amount of the security. If the OTTI for a fixed maturity security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit-related portion is recognized in OCI while the credit portion is recognized in earnings. If the OTTI is related to credit factors only or management has determined that it is more likely than not going to be required to sell the security prior to recovery, the OTTI is recognized in earnings.

The evaluation of OTTI is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates securities for potential OTTI at minimum on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, interest rate related, or spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

Analysis of the probability that all cash flows will be collected under the contractual terms of a fixed maturity security and determination as to whether the Company does not intend to sell the security and that it is more likely than not that the Company will not be required to sell the security before recovery of the investment are key factors in determining whether a fixed maturity security is other than temporarily impaired.

For mortgage-backed and asset-backed securities, the Company evaluates the performance of the underlying collateral and projected future discounted cash flows. In projecting future discounted cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

In evaluating investment grade perpetual preferred securities, which do not have final contractual cash flows, the Company applies OTTI considerations used for debt securities, placing emphasis on the probability that all cash flows will be collected under the contractual terms of the security and the Company’s intent and ability to hold the security to allow for a recovery of value. Perpetual preferred securities are reported as equity securities as they are structured in equity form, but have significant debt-like characteristics, including periodic dividends, call features, credit ratings and pricing similar to debt securities.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs. Interest is recognized and discounts and deferred origination fees are amortized to interest income using the effective interest method based on the contractual life of the mortgage loan. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect all amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, an impairment loss is recorded when the carrying amount is greater than the Company’s estimated fair value of the underlying collateral of the mortgage loan. When the fair value of the underlying collateral of the mortgage loan is greater than the carrying amount, the mortgage loan is not considered to have an impaired loss and no write-down is recorded.

Policy loans are stated at unpaid principal balances.

Other investments primarily consist of investments in partnerships and joint ventures, derivative instruments, and non-marketable equity securities. Investments in partnership and joint venture interests are recorded under the cost or equity method of accounting. Non-marketable equity securities are carried at estimated fair value with unrealized gains or losses recognized in OCI.

All derivatives, whether designated in a hedging relationship or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and reclassified to earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recognized in net realized investment gain (loss). For derivative instruments not designated as a hedge, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss).

PLA-10

The periodic cash flows for all derivatives designated as a hedge are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives not designated as a hedge, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is reclassified into earnings into either net investment income or net realized investment gain (loss) when the forecasted transactions affect earnings.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with a maturity of three months or less from purchase date. Cash equivalents consist primarily of money market securities.

DEFERRED POLICY ACQUISITION COSTS

The direct and incremental costs associated with the successful acquisition of new or renewal insurance business; principally commissions, medical examinations, underwriting, policy issue and other expenses; are deferred and recorded as an asset referred to as DAC. DAC related to internally replaced contracts is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The capitalized sales inducement balance included in the DAC asset was $8.0 million and $9.6 million as of December 31, 2015 and 2014, respectively.

For UL, variable annuities and other investment-type contracts, acquisition costs are generally amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is adjusted with corresponding charges or benefits, respectively, directly to equity through OCI.

During reporting periods of negative actual gross profits, DAC amortization may be negative, which would result in an increase to the DAC balance. Negative amortization is only recorded when the increased DAC balance is determined to be recoverable and is also limited to amounts originally deferred plus interest.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, expenses, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges from 6.75% to 7.75% depending on the product. A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change. The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases or decreases to the DAC asset.

The DAC asset is reviewed at least annually to ensure that the unamortized balance does not exceed expected recoverable EGPs.

PLA-11

Components of DAC are as follows:

	Years Ended December 31,

	2015	2014	2013

	(In Thousands)

Balance, January 1	$122,649	$100,611	$93,117

Additions:

Capitalized during the year	16,174	21,310	19,062

Amortization:

Allocated to commission expenses	(19,762)	2,951	(20,091)

Allocated to operating expenses	(669)	164	(670)

Total amortization	(20,431)	3,115	(20,761)
Allocated to OCI	5,953	(2,387)	9,193

Balance, December 31	$124,345	$122,649	$100,611

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of structured settlement annuities with life contingencies, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 1.7% to 7.7%.

The Company offers annuity contracts with guaranteed minimum benefits, including guaranteed minimum death benefits (GMDBs) and riders with guaranteed living benefits (GLBs) that guarantee net principal over a ten year holding period or a minimum withdrawal benefit over specified periods, subject to certain restrictions. If the guarantee includes a benefit that is only attainable upon annuitization or is wholly life contingent (e.g., GMDBs or guaranteed minimum withdrawal benefits for life), it is accounted for as an insurance liability (Note 6). All other GLB guarantees are accounted for as embedded derivatives (Note 4).

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or for consideration for origination of the contract, are deferred as unearned revenue reserves (URR), and recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded to equity through OCI.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 3.0% to 7.7%.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases and decreases to the liability for future policy benefits. Such changes in estimates are included in earnings for the period in which such changes occur.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and certain investment-type contracts are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Other investment-type contracts such as payout annuities without life contingencies are valued using a prospective method that estimates the present value of future contract cash flows at the assumed credited or contract rate. Interest credited to these contracts ranged from 0.8% to 7.7%.

PLA-12

REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, provide additional capacity for future growth and also assumes reinsurance from other insurers. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term arrangements with this producer group’s reinsurance company. The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

Reinsurance accounting is utilized for ceded and assumed transactions when risk transfer provisions have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts. Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage. Reinsurance receivables primarily include amounts associated with the reinsurance of a terminated block of long-term disability policies and also include balances due from reinsurance companies for paid and unpaid losses. Reinsurance receivables, included in other assets, were $1.7 million and $0.5 million as of December 31, 2015 and 2014, respectively. Reinsurance payables, included in other liabilities, were $4.2 million and $4.6 million as of December 31, 2015 and 2014, respectively. Amounts receivable and payable are offset for account settlement purposes for contracts where the right of offset exists.

The components of insurance premiums presented in the statements of operations are as follows:

	Years Ended December 31,

	2015	2014	2013

	(In Thousands)

Direct premiums	$45,700	$48,754	$59,050

Reinsurance assumed	7,607	7,744	10,186

Reinsurance ceded	(4,154)	(3,804)	(3,884)

Insurance premiums	$49,153	$52,694	$65,352

REVENUES, BENEFITS AND EXPENSES

Premiums from annuity contracts with life contingencies and term insurance contracts are recognized as revenue when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the contracts by providing for liabilities for future policy benefits, expenses for contract administration and DAC amortization.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period and also include the amortization of URR. The timing of policy fee revenue recognition is determined based on the nature of the fees. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

PLA-13

INCOME TAXES

The Company is taxed as a life insurance company for Federal income tax purposes and is included in the consolidated Federal income tax return of its ultimate parent, Pacific Mutual Holding Company (PMHC). The Company is allocated tax expense or benefit based principally on the effect of including its operations in the consolidated return under a tax sharing agreement. Amounts payable under the tax sharing agreement as of December 31, 2015 and 2014 were $10.9 million and $2.1 million and are included in other liabilities. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

CONTINGENCIES

The Company evaluates all identified contingent matters on an individual basis. A loss is recorded if probable and reasonably estimable. The Company establishes reserves for these contingencies at the best estimate, or, if no one amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses. The Company does not record gain contingencies.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and variable life contracts. Separate account assets are recorded at estimated fair value and represent legally segregated contract holder funds. A separate account liability is recorded equal to the amount of separate account assets. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data used to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair value amounts.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2015-07, which modifies the Accounting Standards Codification’s (Codification) Fair Value Measurement Topic. This ASU requires a reporting entity to exclude any investments for which fair value is measured using net asset value (NAV) as a practical expedient from the fair value hierarchy disclosures. In 2015, the Company early adopted this ASU and applied it retrospectively. This guidance only impacted financial statement disclosures (Note 7) and had no impact on the Company’s financial statements.

In February 2013, the FASB issued ASU 2013-02, which modifies the Codification’s Comprehensive Income Topic. This ASU requires enhanced reporting of amounts reclassified out of accumulated other comprehensive income (AOCI) either on the face of the financial statements or in the notes to the financial statements. Nonpublic entities are required to report the effects of reclassifications on net income for annual reporting periods and to report information about the amounts reclassified out of AOCI by component for each reporting period for interim and annual reporting periods. The Company adopted this ASU in 2014 and has included the required annual disclosure in Note 8.

FUTURE ADOPTION OF ACCOUNTING PRONOUNCEMENTS

In February 2015, the FASB issued ASU 2015-02, which changes the analysis that a reporting entity must perform to determine whether it should consolidate certain legal entities. All legal entities with which the Company is involved are subject to reevaluation under the revised consolidation model. The amendments modify the evaluation of whether limited partnerships and similar legal entities are variable interest entities (VIE) or voting interest entities, eliminate the presumption that a general partner should

PLA-14

consolidate a limited partnership, and affect the consolidation analysis of reporting entities that are involved with VIEs, particularly those that have fee arrangements and related party relationships. The Company will adopt this ASU retrospectively effective January 1, 2016. The Company is currently evaluating the impact of this guidance on its financial statements.

In May 2014, the FASB issued ASU 2014-09, which clarifies the principles for recognizing revenue when it transfers promised goods and services to customers in an amount that reflects the consideration to which an entity expects to be entitled to in exchange for those goods and services. This ASU defines a five step process that identifies the various components of the revenue recognition process, identifying the performance obligation and when to recognize revenue when that performance obligation has been met. The Company will adopt this ASU retrospectively for the year ended December 31, 2018. The Company is currently evaluating the impact of this guidance on its financial statements.

2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

The Company prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the AZ DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis. The Company does not have any permitted statutory accounting practices.

STATUTORY NET INCOME AND SURPLUS

Statutory net income of the Company was $53.7 million, $53.1 million and $45.8 million for the years ended December 31, 2015, 2014 and 2013, respectively. Statutory capital and surplus of the Company was $531.5 million and $512.6 million as of December 31, 2015 and 2014, respectively.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the National Association of Insurance Commissioners to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2015 and 2014, the Company exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The payment of dividends by PL&A to Pacific Life is subject to restrictions set forth in the state of Arizona insurance laws. These laws require (i) notification to the AZ DOI for the declaration and payment of any dividend and (ii) approval by the AZ DOI for accumulated dividends within the preceding twelve months that exceed the lesser of 10% of statutory surplus as regards to policyholders as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Based on this limitation and 2015 statutory results, the Company could pay $39.4 million in dividends to Pacific Life in 2016 without prior regulatory approval. During the years ended December 31, 2015, 2014 and 2013, the Company paid dividends to Pacific Life of $37 million, $35 million and $35 million, respectively.

PLA-15

3.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount of fixed maturity securities available for sale represents amortized cost adjusted for OTTI recognized in earnings. The net carrying amount of equity securities available for sale represents cost adjusted for OTTI. See Note 7 for information on the Company’s estimated fair value measurements and disclosure.

	Net Carrying Amount
		Gross Unrealized		Estimated Fair Value
		Gains	Losses

	(In Thousands)
December 31, 2015:

U.S. Government	$8,993	$358	$9	$9,342

Obligations of states and political subdivisions	304,824	55,308	127	360,005

Foreign governments	37,626	3,699	4,005	37,320

Corporate securities	2,536,850	259,129	43,368	2,752,611

Residential mortgage-backed securities	147,171	8,725	592	155,304

Commercial mortgage-backed securities	44,536	4,203		48,739

Other asset-backed securities	9,958	92		10,050

Total fixed maturity securities	$3,089,958	$331,514	$48,101	$3,373,371

Perpetual preferred securities	$2,033	$337		$2,370

Other equity securities	1	1		2

Total equity securities	$2,034	$338	-	$2,372

	Net Carrying Amount
		Gross Unrealized		Estimated Fair Value
		Gains	Losses

	(In Thousands)
December 31, 2014:

U.S. Government	$9,014	$348	$1	$9,361

Obligations of states and political subdivisions	312,120	75,232		387,352

Foreign governments	37,632	4,673		42,305

Corporate securities	2,414,785	401,682	5,192	2,811,275

Residential mortgage-backed securities	160,097	11,377	308	171,166

Commercial mortgage-backed securities	44,470	4,889		49,359

Other asset-backed securities	23,335	261	13	23,583

Total fixed maturity securities	$3,001,453	$498,462	$5,514	$3,494,401

Perpetual preferred securities	$2,034	$259		$2,293

Other equity securities	1	338		339

Total equity securities	$2,035	$597	-	$2,632

PLA-16

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2015, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net Carrying Amount
		Gross Unrealized		Estimated Fair Value
		Gains	Losses

	(In Thousands)

Due in one year or less	$59,753	$1,602	$209	$61,146

Due after one year through five years	374,762	32,705	672	406,795

Due after five years through ten years	721,241	32,885	17,875	736,251

Due after ten years	1,732,537	251,302	28,753	1,955,086

	2,888,293	318,494	47,509	3,159,278

Mortgage-backed and asset-backed securities	201,665	13,020	592	214,093

Total fixed maturity securities	$3,089,958	$331,514	$48,101	$3,373,371

PLA-17

The following tables present the number of investments, estimated fair value and gross unrealized losses on investments where the estimated fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater. Included in the tables are gross unrealized losses for fixed maturity securities available for sale.

	Total
	Number	Estimated Fair Value	Gross Unrealized Losses

		(In Thousands)
December 31, 2015:
U.S. Government	2	$5,984	$9
Obligations of states and political subdivisions	1	29,873	127
Foreign governments	1	8,700	4,005
Corporate securities	86	535,889	43,368
Residential mortgage-backed securities	15	36,002	592

Total fixed maturity securities	105	$616,448	$48,101

	Less than 12 Months			12 Months or Greater
	Number	Estimated Fair Value	Gross Unrealized Losses	Number	Estimated Fair Value	Gross Unrealized Losses

	(In Thousands)				(In Thousands)
December 31, 2015:

U.S. Government	2	$5,984	$9

Obligations of states and political subdivisions	1	29,873	127

Foreign governments	1	8,700	4,005

Corporate securities	75	495,071	33,120	11	$40,818	$10,248

Residential mortgage-backed securities	5	20,961	247	10	15,041	345

Total fixed maturity securities	84	$560,589	$37,508	21	$55,859	$10,593

PLA-18

	Total
	Number	Estimated Fair Value	Gross Unrealized Losses

		(In Thousands)
December 31, 2014:
U.S. Government	1	$5,111	$1
Corporate securities	34	211,028	5,192
Residential mortgage-backed securities	11	19,745	308
Other asset-backed securities	1	7,787	13

Total fixed maturity securities	47	$243,671	$5,514

	Less than 12 Months			12 Months or Greater
	Number	Estimated Fair Value	Gross Unrealized Losses	Number	Estimated Fair Value	Gross Unrealized Losses

	(In Thousands)				(In Thousands)
December 31, 2014:

U.S. Government	1	$5,111	$1

Corporate securities	19	109,964	2,896	15	$101,064	$2,296

Residential mortgage-backed securities	6	9,174	60	5	10,571	248

Other asset-backed securities				1	7,787	13

Total fixed maturity securities	26	$124,249	$2,957	21	$119,422	$2,557

The gross unrealized losses on available for sale securities in the tables above increased from $5.5 million as of December 31, 2014, to $48.1 million as of December 31, 2015. This increase is primarily due to increases in interest rates, general credit spread widening, and declines in the energy, metals and mining sectors, as a result of declining oil, natural gas, and commodity prices. Included in corporate securities above is a portion of the Company’s net exposure to fixed maturity securities in the energy, metals and mining sectors, which was $280 million as of December 31, 2015, with a net unrealized loss of $17 million. As of December 31, 2015, 93% of investments in these sectors were investment grade.

The Company has evaluated fixed maturity securities available for sale with gross unrealized losses and has determined that the unrealized losses are temporary. The Company does not intend to sell the investments and it is more likely than not that the Company will not be required to sell the investments before recovery of their net carrying amounts.

The Company evaluates its interests in VIEs on an ongoing basis and consolidates those VIEs in which it has a controlling financial interest and is thus deemed to be the primary beneficiary. As of December 31, 2015 and 2014, the Company has no VIEs it consolidates in the financial statements. As part of normal investment activities, the Company will make passive investments in structured securities for which it is not the sponsor and thus does not consolidate as a VIE as the Company is not the primary beneficiary. The structured security investments include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized debt obligations, and other asset-backed securities which are reported in fixed maturities securities available for sale. The Company’s maximum exposure to loss for these investments is limited to its carrying amount.

PLA-19

The table below presents non-agency RMBS and CMBS by investment rating from independent rating agencies and vintage year of the underlying collateral as of December 31, 2015.

	Net Carrying Amount		Rating as % of	Vintage Breakdown
Rating		Estimated Fair Value	Net Carrying Amount	2004 and Prior	2005	2006	2007	2008 and Thereafter

	($ In Thousands)
Prime RMBS:
AAA	$24,332	$24,175	24%					24%
AA	6,791	7,037	7%	7%
BAA	2,246	2,540	2%	2%
BA and below	66,680	68,794	67%	13%	40%	13%	1%

Total	$100,049	$102,546	100%	22%	40%	13%	1%	24%

Alt-A RMBS:
BA and below	$4,344	$4,371	100%	23%	24%	25%	28%

Total	$4,344	$4,371	100%	23%	24%	25%	28%	0%

Sub-prime RMBS:
A	$507	$507	100%	100%

Total	$507	$507	100%	100%	0%	0%	0%	0%

CMBS:
AA	$24,812	$28,076	56%	33%				23%
A	19,723	20,654	44%					44%
BA and below	1	9	0%

Total	$44,536	$48,739	100%	33%	0%	0%	0%	67%

Prime mortgages are loans made to borrowers with strong credit histories, whereas sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have good credit ratings, but have limited documentation for their source of income or some other standard input used to underwrite the mortgage loan. The greater use of affordable mortgage products and relaxed underwriting standards by some originators for these loans has led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,

	2015	2014	2013

	(In Thousands)

Fixed maturity securities	$169,573	$168,737	$163,692

Equity securities	131	130	130

Mortgage loans	31,396	28,658	28,402

Policy loans	168	166	153

Partnerships and joint ventures	4,897	5,436	5,881

Other	722	358	282

Gross investment income	206,887	203,485	198,540

Investment expense	4,266	4,466	4,248

Net investment income	$202,621	$199,019	$194,292

PLA-20

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,

	2015	2014	2013

	(In Thousands)
Fixed maturity securities:

Gross gains on sales	$486	$810	$3,914

Gross losses on sales	(115)	(72)	(35)

Total fixed maturity securities	371	738	3,879

Equity securities:

Gross gains on sales	517	643	13

Gross losses on sales			(3)

Total equity securities	517	643	10

Variable annuity GLB embedded derivatives	(270)	(35,943)	64,715

Variable annuity GLB policy fees	12,856	11,999	10,489

Variable annuity derivatives - total return swaps	(893)	(5,208)	(25,940)

Variable annuity derivatives - futures	(2,978)	(4,818)

Foreign currency and interest rate swaps	1,247	2,188	(1,226)

Life indexed account embedded derivatives	338	(847)	(1,017)

Life indexed account derivatives - call options	(373)	848	1,071

Other	(44)	4	(236)

Net realized investment gain (loss)	$10,771	($30,396)	$51,745

The tables below summarize the OTTI by investment type:

	Recognized in Earnings	Included in OCI	Total

Year ended December 31, 2015:	(In Thousands)

Corporate securities	$2,743		$2,743

OTTI - fixed maturity securities	2,743	-	2,743

Other investments	102		102

Total OTTI	$2,845	-	$2,845

Year ended December 31, 2014:

RMBS	$104		$104

Total OTTI	$104	-	$104

Year ended December 31, 2013:

RMBS	$127	$210	$337

Total OTTI	$127	$210	$337

PLA-21

The table below details the amount of OTTI attributable to credit losses recognized in earnings for which a portion was recognized in OCI:

	Years Ended December 31,

	2015	2014

	(In Thousands)

Cumulative credit loss, January 1	$2,117	$2,117

Additions for credit impairments recognized on:

Securities previously other than temporarily impaired

Total additions	-	-

Reductions for credit impairments previously recognized on:

Securities sold

Total subtractions	-	-

Cumulative credit loss, December 31	$2,117	$2,117

The tables below present gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods and gross unrealized losses on temporarily impaired investments for which no OTTI has been recognized.

	Gross Unrealized Losses
	OTTI Investments	Non-OTTI Investments	Total

	(In Thousands)
December 31, 2015:

U.S. Government		$9	$9

Obligations of states and political subdivisions		127	127

Foreign governments		4,005	4,005

Corporate securities		43,368	43,368

RMBS	$88	504	592

Total fixed maturity securities	$88	$48,013	$48,101

December 31, 2014:

U.S. Government		$1	$1

Corporate securities		5,192	5,192

RMBS	$46	262	308

Other asset-backed securities		13	13

Total fixed maturity securities	$46	$5,468	$5,514

The change in unrealized gain (loss) on investments in available for sale securities is as follows:

	Years Ended December 31,

	2015	2014	2013

	(In Thousands)

Available for sale securities:

Fixed maturity	($209,535)	$257,806	($301,601)

Equity	(259)	(842)	837

Total available for sale securities	($209,794)	$256,964	($300,764)

PLA-22

As of December 31, 2015 and 2014, fixed maturity securities of $6.0 million were on deposit with state insurance departments to satisfy regulatory requirements.

Mortgage loans totaled $450.5 million and $474.9 million as of December 31, 2015 and 2014, respectively. Mortgage loans are collateralized by real estate properties primarily located throughout the U.S. As of December 31, 2015, $111 million, $63 million, $63 million, $42 million and $40 million were located in California, Washington, Texas, District of Columbia and Georgia, respectively. As of December 31, 2015, $5 million was located in Canada. There were no defaults during the years ended December 31, 2015, 2014 and 2013. The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2015 and 2014.

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance. Collateral performance includes a review of the most recent collateral inspection reports and financial statements. Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV). The DCR compares the collateral’s net operating income to its debt service payments. DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments. A larger DCR indicates a greater excess of net operating income over the debt service. The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage. LTVs greater than 100% indicate that the loan amount exceeds the collateral value. A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process will result in each loan being placed into a No Credit Concern category or one of three levels: Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern or Level 3 Significant Credit Concern. Loans in No Credit Concern category are performing and no issues are noted. The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns. The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong. For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors. Financial covenants may have been triggered due to declines in performance. Credit profile and/or borrower sponsorship remain stable but require monitoring. Near term (6 months or less) maturity requires monitoring due to negative trends. No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors; financial covenants may have been triggered due to declines in performance and/or borrower may have requested covenant relief. Loan credit profile, borrower sponsorship and/or collateral value may have declined or give cause for concern. Near term maturity (12 months or less) coupled with negative market conditions, property performance and value and/or borrower stability result in increased refinance risk.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/or borrower financial difficulties exist. Borrower may have asked for modification of loan terms. Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure the probable alternative. Impairment loss is possible depending on current fair market value of the collateral. This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable. As of December 31, 2015 and 2014, the Company had no loans classified as Level 3.

Loans classified as Level 2 or Level 3 are placed on a watch list and monitored weekly. Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired. A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

PLA-23

The following tables set forth mortgage loan credit levels as of December 31, 2015 and 2014 ($ In Thousands):

	December 31, 2015
			Level 1		Level 2
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Total

Property Type	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
Apartment	$75,043	1.62	$18,896	1.23	$6,454	1.06	$100,393	1.51
Golf course			4,775	.55			4,775	0.55
Office	248,240	1.91					248,240	1.91
Resort	42,320	3.37					42,320	3.37

Retail	54,748	1.97					54,748	1.97
Total mortgage loans	$420,351	2.01	$23,671	1.09	$6,454	1.06	$450,476	1.95

	December 31, 2014
			Level 1		Level 2
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Total

Property Type	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
Apartment	$76,009	1.64	$19,096	1.03	$6,451	0.95	$101,556	1.48
Golf course			6,036	0.49			6,036	0.49
Office	269,046	1.98					269,046	1.98
Resort	42,707	3.80					42,707	3.80

Retail	55,584	1.87					55,584	1.87
Total mortgage loans	$443,346	2.08	$25,132	0.90	$6,451	0.95	$474,929	2.01

4.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, equity risk, and credit risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, exchange-traded futures and options. In addition, certain insurance products offered by the Company contain features that are accounted for as derivatives.

Accounting for derivatives and hedging activities requires the Company to recognize all derivative instruments as either assets or liabilities at estimated fair value in the statements of financial condition. The Company applies hedge accounting by designating derivative instruments as cash flow hedges on the inception date of the hedging relationship. At the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction. In this documentation, the Company specifically identifies the asset or forecasted transaction that has been designated as the hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

DERIVATIVES NOT DESIGNATED AS HEDGING

The Company has certain insurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

PLA-24

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity GLBs are considered embedded derivatives.

The Company employs hedging strategies (variable annuity derivatives) to mitigate equity risk associated with GLBs. The Company utilizes total return swaps based upon the S&P 500 Index and the MSCI EAFE (Europe, Australasia and Far East) Index and exchange-traded equity futures based upon broad equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products. The total return swaps provide periodic payments to the Company in exchange for the return of the S&P 500 and MSCI EAFE indices in the form of a payment or receipt, depending on whether the return relative to the index on trade date is positive or negative. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily estimated fair value of those contracts.

Foreign currency interest rate swap agreements are used to convert fixed or floating rate foreign-denominated assets to U.S. dollar fixed rate assets. A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies and the agreement to re-exchange the currencies at a future date at an agreed-upon exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates, and the exchanged principal amounts. The Company enters into these agreements primarily to manage the currency risk associated with investments that are denominated in foreign currencies. The main currency that the Company economically hedges is the Canadian dollar.

Interest rate swaps are used by the Company to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities. An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The Company offers a life insurance product with indexed account options. The interest credited on the indexed accounts is a function of the underlying index. The indexed accounts currently offered by the Company include: one year S&P 500 indexed account currently capped at 9% to 11% and one-year international indexed account currently capped at 11%. The life insurance product with indexed accounts contains an embedded derivative.

The Company utilizes call options to hedge the credit paid to the policyholder on the underlying index for its life insurance product with indexed account options. These options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums and the settlements are recognized in net realized investment gain (loss).

The Company had the following outstanding derivatives not designated as a hedge:

	Notional Amount
	December 31,

	2015	2014

	(In Thousands)

Variable annuity GLB embedded derivatives	$1,524,677	$1,580,540

Variable annuity derivatives - total return swaps	79,022	75,302

Variable annuity derivatives - futures	66,479	50,450

Foreign currency and interest rate swaps	10,749	11,078

Life indexed account embedded derivatives	18,693	15,106

Life indexed account derivatives - call options	19,030	15,211

Other	1,816	832

Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

PLA-25

The following table summarizes amounts recognized in net realized investment gain (loss) for derivatives not designated as a hedge. Gains and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations. The amounts presented do not include the periodic net payments of $4.2 million, $12.7 million and $21.8 million for the years ended December 31, 2015, 2014 and 2013, respectively, which are recognized in net realized investment gain (loss).

	Amount of Gain (Loss)

	Recognized in

	Income on Derivatives
	Years Ended December 31,

	2015	2014	2013
	(In Thousands)

Variable annuity derivatives - total return swaps	($271)	$2,260	($4,425)

Foreign currency and interest rate swaps	1,024	2,017	(934)

Life indexed account derivatives - call options	414	1,436	1,535

Embedded derivatives:

Variable annuity GLB embedded derivatives	(270)	(35,943)	64,715

Life indexed account embedded derivatives	338	(847)	(1,017)

Other	(15)	5

Total	$1,220	($31,072)	$59,874

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company utilized foreign currency and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and benchmark interest rates. The Company had no designated cash flow hedges as of December 31, 2015 and 2014.

Amounts reclassified from AOCI to earnings resulting from the discontinuance of cash flow hedges due to forecasted cash flows that were no longer probable of occurring were zero for the years ended December 31, 2015, 2014 and 2013.

Over the next twelve months, the Company anticipates that $0.3 million of deferred gains on derivative instruments in AOCI for previously designated cash flow hedges will be reclassified to earnings consistent with when the hedged forecasted transaction affects earnings.

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FINANCIAL STATEMENT IMPACT

Derivative instruments are recorded on the Company’s statements of financial condition at estimated fair value and are presented as assets or liabilities based upon the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral. The following table summarizes the gross asset or liability derivative estimated fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables and income accruals. See Note 7 for information on the Company’s estimated fair value measurements and disclosure.

	Asset Derivatives			Liability Derivatives

	Estimated Fair Value			Estimated Fair Value
	December 31,			December 31,

	2015	2014		2015	2014
	(In Thousands)			(In Thousands)

Derivatives not designated as hedging instruments:

Variable annuity derivatives - total return swaps	$353	$257	(1)	$107	$483	(1)
	20	509	(4)	80	270	(4)

Foreign currency and interest rate swaps	3,647		(1)
		2,622	(4)

Life indexed account derivatives - call options	35	342	(1)
	99	383	(4)

Embedded derivatives:
Variable annuity GLB embedded derivatives				38,694	38,424	(2)
Life indexed account embedded derivatives				595	1,058	(3)
Other				468	188	(3)

Total derivatives not designated as hedging instruments	$4,154	$4,113		$39,944	$40,423

Location on the statements of financial condition:

(1) Other investments (2) Future policy benefits (3) Policyholder account balances (4) Other liabilities

Cash collateral received from counterparties was $2.8 million and $3.5 million as of December 31, 2015 and 2014, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments or other liabilities. Cash collateral pledged to counterparties was $3.3 million and $2.5 million as of December 31, 2015 and 2014, respectively. A receivable representing the right to call this collateral back from the counterparty is netted against the estimated fair value of derivatives in other investments or other liabilities. Net exposure to the counterparty is calculated as the estimated fair value of all derivative positions with the counterparty, net of income or expense accruals and cash collateral paid or received. If the net exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

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OFFSETTING ASSETS AND LIABILITIES

The following table reconciles the net amount of derivative assets and liabilities reported in the statements of financial condition (excluding embedded derivatives) subject to master netting arrangements after the offsetting of collateral. Gross amounts include income or expense accruals. Gross amounts offset include cash collateral received or pledged limited to the gross estimated fair value of recognized derivative assets or liabilities, net of accruals. Excess cash collateral received or pledged is not included in the tables due to the foregoing limitation. Gross amounts not offset include asset collateral received or pledged limited to the gross estimated fair value of recognized derivative assets and liabilities. There was no asset collateral received or pledged as of December 31, 2015 and 2014.

	Gross Amounts of Recognized Assets/Liabilities (1)	Gross Amounts Offset (2)	Net Amounts	Gross Amounts Not Offset - Asset Collateral	Net Amounts
	(In Thousands)

December 31, 2015:

Derivative assets	$4,153	($3,012)	$1,141		$1,141

Derivative liabilities	480	(289)	191		191

December 31, 2014:

Derivative assets	$3,914	($3,900)	$14		$14

Derivative liabilities	746	(726)	20		20

(1)	As of December 31, 2015 and 2014, derivative assets include income or (expense) accruals of $0.1 million and ($0.2) million, respectively, and derivative liabilities include expense accruals of $0.4 million and zero, respectively.
(2)	As of December 31, 2015 and 2014, the Company received excess cash collateral of zero and $0.3 million, respectively, and provided excess cash collateral of $0.2 million, which are not included in the table.

CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to over the counter (OTC) derivatives, which are bilateral contracts between two counterparties. The Company manages credit risk by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s exchange-traded futures are transacted through regulated exchanges and variation margin is settled on a daily basis. Therefore, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties. In addition, the Company is required to pledge initial margin for all futures contracts. The amount of required margin is determined by the exchange on which it is traded. The Company currently pledges cash and securities to satisfy this collateral requirement.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty. The net position with each counterparty is calculated as the aggregate estimated fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received. These master netting agreements also include collateral arrangements with derivative counterparties, which require both the pledge and acceptance of collateral when the net estimated fair value of the underlying derivatives reaches a pre-determined threshold.

The Company’s credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of accrued income or expenses and collateral received, if any. The Company’s credit exposure for OTC derivatives as of December 31, 2015 was $1.1 million. The maximum exposure to any single counterparty was $0.7 million at December 31, 2015. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties.

The Company’s collateral arrangements for its OTC derivatives include credit-contingent provisions that provide for a reduction of collateral thresholds in the event of downgrades in the financial strength ratings, assigned by certain independent rating agencies,

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of the Company and/or the counterparty. If either the Company’s or the counterparty’s financial strength ratings were to fall below a specific investment grade credit rating, the other party to the derivative instruments could request immediate and ongoing full collateralization on derivative instruments in net liability positions. The aggregate estimated fair value of all OTC derivative instruments with credit risk related contingent features that were in a liability position on December 31, 2015 was $0.3 million for which the Company has posted collateral of $0.1 million. If certain of the Company’s financial strength ratings were to fall one notch as of December 31, 2015, the Company would not have been required to post any additional collateral to its counterparties.

The OTC master agreements may include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies. If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2015, the Company’s financial strength ratings were above the specified level.

5.	POLICYHOLDER LIABILITIES

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,

	2015	2014
	(In Thousands)

Structured settlement annuity liabilities	$1,949,584	$2,105,614

Policy benefits payable	72,753	61,007

Variable annuity GLB embedded derivatives	38,694	38,424

Life insurance	17,429	18,200

Other	6,272	3,051
Total	$2,084,732	$2,226,296

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,

	2015	2014
	(In Thousands)

Annuity and deposit liabilities	$1,197,293	$1,186,007

VUL	48,806	43,565
Total	$1,246,099	$1,229,572

6.	SEPARATE ACCOUNTS AND VARIABLE ANNUITY GUARANTEED BENEFIT FEATURES

The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). These contracts also include various types of GMDB and GLB features. For a discussion of certain GLBs accounted for as embedded derivatives, see Note 4.

The GMDBs provide a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death

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benefit paid into the contract and a second death benefit paid upon the survivor’s death. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or partial withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years. Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return. In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.

The Company offers variable annuity contracts with guaranteed minimum withdrawal benefits for life (GMWBL) features. The GMWBL is a GLB that provides, subject to certain restrictions, a percentage of a contract holder’s guaranteed payment base will be available for withdrawal for life starting at age 59.5, regardless of market performance. The rider terminates upon death of the contract holder or their spouse if a spousal form of the rider is purchased.

Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,

	2015	2014
	($ In Thousands)

Return of net deposits

Separate account value	$2,370,058	$2,373,070

Net amount at risk (1)	36,455	5,250

Average attained age of contract holders	64 years	63 years

Anniversary contract value

Separate account value	$720,496	$750,422

Net amount at risk (1)	27,308	3,800

Average attained age of contract holders	65 years	64 years

(1)	Represents the amount of death benefit in excess of the current contract holder account balance as of December 31.

Information regarding GMIB and GMWBL features outstanding is as follows:

	December 31,		December 31,

	2015	2014	2015	2014

	GMIB		GMWBL
	($ In Thousands)		($ In Thousands)

Separate account value	$8,365	$10,038	$279,712	$264,049

Net amount at risk (1)	1,001	830	18,754	3,690

Average attained age of contract holders	61 years	61 years	67 years	66 years

(1)	GMIB net amount at risk represents the amount of estimated annuitization benefits in excess of the current contract holder account balance at December 31. GMWBL net amount at risk represents the protected balance, as defined, in excess of account value at December 31.

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The determination of GMDB, GMIB and GMWBL liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following table summarizes the GMDB, GMIB and GMWBL liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,		December 31,

	2015	2014	2015	2014	2015	2014

	GMDB		GMIB		GMWBL
	(In Thousands)		(In Thousands)		(In Thousands)

Balance, beginning of year	$ -	$ -	$92	$64	$1,005	$521

Changes in reserves	1,798	23	76	28	1,094	484

Benefits paid	(193)	(23)

Balance, end of year	$1,605	$ -	$168	$92	$2,099	$1,005

Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,

	2015	2014

	(In Thousands)

Asset type

Equity	$1,459,447	$1,451,185

Bonds	744,604	769,334

Money market	6,528	4,240

Other	172,962	160,789

Total separate account value	$2,383,541	$2,385,548

7.	ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

The Codification’s Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure estimated fair value for financial assets and financial liabilities that are carried at estimated fair value. The determination of estimated fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations for which all significant inputs are observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

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The following tables present, by estimated fair value hierarchy level, the Company’s financial assets and liabilities that are carried at estimated fair value as of December 31, 2015 and 2014.

				Gross

				Derivatives

				Estimated	Netting

	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total

	(In Thousands)

December 31, 2015:

Assets:

U.S. Government		$9,342				$9,342

Obligations of states and political subdivisions		349,022	$10,983			360,005

Foreign governments		37,320				37,320

Corporate securities		2,631,289	121,322			2,752,611

RMBS		155,304				155,304

CMBS		48,739				48,739

Other asset-backed securities		9,869	181			10,050

Total fixed maturity securities	-	3,240,885	132,486	-	-	3,373,371

Perpetual preferred securities		2,370				2,370

Other equity securities	$2					2

Total equity securities	2	2,370	-	-	-	2,372

Other investments			4,879			4,879
Derivatives:

Foreign currency and interest rate swaps		3,647		$3,647		3,647

Variable annuity derivatives - total return swaps			373	373	($127)	246

Life indexed account derivatives - call options			134	134	(99)	35

Total derivatives	-	3,647	507	4,154	(226)	3,928

Separate account assets:

Separate account assets	2,492,470					2,492,470

Separate account assets measured at NAV (2)						15,481

Total separate account assets carried at fair value (3)	2,492,470	-	-	-	-	2,507,951

Total	$2,492,472	$3,246,902	$137,872	$4,154	($226)	$5,892,501

Liabilities:

Derivatives:

Variable annuity derivatives - total return swaps			$187	$187	($127)	$60

Life indexed account derivatives - call options					(99)	(99)
Embedded derivatives			39,757	39,757		39,757

Total	-	-	$39,944	$39,944	($226)	$39,718

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				Gross

				Derivatives

				Estimated	Netting

	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total

	(In Thousands)

December 31, 2014:

Assets:

U.S. Government		$9,361				$9,361

Obligations of states and political subdivisions		376,083	$11,269			387,352

Foreign governments		36,770	5,535			42,305

Corporate securities		2,672,610	138,665			2,811,275

RMBS		171,166				171,166

CMBS		49,359				49,359

Other asset-backed securities		22,932	651			23,583

Total fixed maturity securities	-	3,338,281	156,120	-	-	3,494,401

Perpetual preferred securities		2,293				2,293

Other equity securities	$2	1	336			339

Total equity securities	2	2,294	336	-	-	2,632

Other investments			4,879			4,879
Derivatives:

Variable annuity derivatives - total return swaps			766	$766	($992)	(226)

Foreign currency and interest rate swaps		2,622		2,622	(2,622)	-

Life indexed account derivatives - call options			725	725	(383)	342

Total derivatives	-	2,622	1,491	4,113	(3,997)	116

Separate account assets:

Separate account assets	2,494,352					2,494,352

Separate account assets measured at NAV (2)						15,725

Total separate account assets carried at fair value (3)	2,494,352	-	-	-	-	2,510,077

Total	$2,494,354	$3,343,197	$162,826	$4,113	($3,997)	$6,012,105

Liabilities:

Derivatives:

Variable annuity derivatives - total return swaps			$753	$753	($992)	($239)

Foreign currency and interest rate swaps					(2,622)	(2,622)

Life indexed account derivatives - call options					(383)	(383)

Embedded derivatives			39,670	39,670		39,670

Total	-	-	$40,423	$40,423	($3,997)	$36,426

(1)	Netting adjustments represent the impact of offsetting asset and liability positions on the statements of financial condition held with the same counterparty as permitted by guidance for offsetting in the Codification’s Derivatives and Hedging Topic.
(2)	In accordance with the Codification’s Fair Value Measurement Topic 820-10, certain investments that do not have a readily determinable fair value are measured using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the statements of financial condition.

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(3)	Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is reflected in the separate account liabilities. Separate account liabilities are measured to equal the estimated fair value of separate account assets as prescribed by guidance in the Codification’s Financial Services – Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts. Excluded are the separate account assets measured at NAV discussed below.

As a practical expedient to value certain investments that do not have a readily determinable fair value, the Company uses the NAV to determine the fair value. The following table lists information regarding these investments as of December 31, 2015.

Asset Class	Estimated Fair Value	Redemption Frequency	Initial Lock-Up	Redemption Notice Period	Outstanding Commitment

($ In Thousands)
Separate account hedge funds	$15,481	Quarterly - 100%	1 to 7 years	90 – 91 days	None

Total assets measured at NAV	$15,481

ESTIMATED FAIR VALUE MEASUREMENT

The Codification’s Fair Value Measurements and Disclosures Topic defines estimated fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date. This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at estimated fair value and the controls that surround the valuation process. The Company reviews its valuation methodologies and controls on an ongoing basis and assesses whether these methodologies are appropriate based on the current economic environment.

FIXED MATURITY AND EQUITY SECURITIES

The estimated fair values of fixed maturity securities available for sale and equity securities available for sale are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services. For securities that are traded infrequently, estimated fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties, and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally-developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally-developed valuations of estimated fair value did not produce material differences in the estimated fair values for the majority of the portfolio. In the absence of such market observable activity, management’s best estimate is used.

Internal valuation techniques include matrix model pricing and internally-developed models, which incorporate observable market data, where available. Securities priced by the matrix model are primarily comprised of private placement securities. Matrix model pricing measures estimated fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service. The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life, rating and sector.

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Where matrix model pricing is not used, estimated fair values are determined by other internally-derived valuation tools which use market-observable data if available. Generally, this includes using an actively-traded comparable security as a benchmark for pricing. These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity, and prepayment speeds. These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers. Internally-developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party pricing service and private placement securities that use the matrix model have been classified as Level 2, as management has verified that the significant inputs used in determining their estimated fair values are market observable and appropriate. Externally priced securities for which estimated fair value measurement inputs are not sufficiently transparent, such as securities valued based on independent broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining estimated fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process. Prices are reviewed and approved by the Company’s credit analysts that have industry expertise and considerable knowledge of the issuers. Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of estimated fair values against prices of actual trades. A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process. These unusual items are investigated, further analysis is performed and resolutions are appropriately documented.

OTHER INVESTMENTS

Other investments include non-marketable equity securities that do not have readily determinable estimated fair value. Certain significant inputs used in determining the estimated fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market. These non-marketable equity securities are classified as Level 3 assets.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value using pricing valuation models, which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures. The Company calculates the estimated fair value of derivatives using market standard valuation methodologies for foreign currency and interest rate swaps and equity options. Internal models are used to value the equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment, and review of changes in the market value for each derivative by both risk managers and investment accountants. Internally calculated estimated fair values are reviewed and compared to external broker fair values for reasonableness.

Excluding embedded derivatives, as of December 31, 2015, all of the OTC derivatives based upon notional values were priced by valuation models. A credit valuation analysis was performed for all derivative positions to measure the risk that the counterparties to the transaction will be unable to perform under the contractual terms (nonperformance risk) and was determined to be immaterial as of December 31, 2015.

Derivative instruments classified as Level 2 include foreign currency and interest rate swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps. Also classified in Level 3 are embedded derivatives in certain insurance contracts. These derivatives are valued using pricing models,

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which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels, nonperformance risk and, to a lesser extent, broker quotations. A derivative instrument containing Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES

Estimated fair values for variable annuity GLB embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items. As a result, variable annuity GLB embedded derivatives are categorized as Level 3. Below is a description of the Company’s estimated fair value methodologies for these embedded derivatives.

Estimated fair value is calculated as an aggregation of estimated fair value and additional risk margins including behavior risk margin, mortality risk margin and credit standing adjustment. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants. Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.

•	Behavior risk margin: This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the estimated fair value model could differ from actual experience. This component includes assumptions about withdrawal utilization and lapse rates.

•	Mortality risk margin: This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•	Credit standing adjustment: This component makes an adjustment that market participants would make to reflect the chance that GLB obligations will not be fulfilled (nonperformance risk).

SEPARATE ACCOUNT ASSETS

Separate account assets are reported at estimated fair value as a summarized total on the statements of financial condition. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Separate account assets are primarily invested in mutual funds, but also have investments in hedge funds.

Level 1 assets include mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction. Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices. Variances are investigated, further analysis is performed and resolutions are appropriately documented.

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LEVEL 3 RECONCILIATION

The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities, net, that have been measured at estimated fair value on a recurring basis using significant unobservable inputs.

		Total Gains or Losses		Transfers	Transfers

	January 1,	Included in	Included in	In to	Out of				December 31,

	2015	Earnings	OCI	Level 3 (1)	Level 3 (1)	Purchases	Sales	Settlements	2015
	(In Thousands)

Obligations of states and political subdivisions	$11,269		($125)					($161)	$10,983

Foreign governments	5,535	$3	(188)		($5,350)				-

Corporate securities	138,665	(36)	(7,596)	$8,176	(15,079)			(2,808)	121,322

RMBS			110		(9,949)	$10,014		(175)	-

Other asset-backed securities	651		(20)					(450)	181

Total fixed maturity securities	156,120	(33)	(7,819)	8,176	(30,378)	10,014	-	(3,594)	132,486

Other equity securities	336	517	(336)				($517)		-

Total equity securities	336	517	(336)	-	-	-	(517)	-	-

Other investments	4,879								4,879

Derivatives, net: (2)

Variable annuity derivatives - total return swaps	13	(271)						444	186

Life indexed account derivatives - call options	725	414						(1,005)	134

Embedded derivatives	(39,670)	53				(1,123)		983	(39,757)

Total derivatives	(38,932)	196	-	-	-	(1,123)	-	422	(39,437)

Total	$122,403	$680	($8,155)	$8,176	($30,378)	$8,891	($517)	($3,172)	$97,928

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		Total Gains or Losses		Transfers In to Level 3 (1)	Transfers Out of Level 3 (1)
	January 1, 2014	Included in Earnings	Included in OCI			Purchases	Sales	Settlements	December 31, 2014
	(In Thousands)

Obligations of states and political subdivisions	$9,930		$1,558					($219)	$11,269

Foreign governments	16,880	$4	748	$241	($12,338)				5,535

Corporate securities	153,861	566	10,952	13,055	(50,449)	$25,000	($10,687)	(3,633)	138,665

RMBS	3,218	(16)	353	60	(12,777)	10,130		(968)	-

Other asset-backed securities	1,932		(18)					(1,263)	651

Total fixed maturity securities	185,821	554	13,593	13,356	(75,564)	35,130	(10,687)	(6,083)	156,120

Other equity securities	395		(59)						336

Total equity securities	395	-	(59)	-	-	-	-	-	336

Other investments	4,288					591			4,879

Derivatives, net: (2)

Variable annuity derivatives - total return swaps	(2,892)	2,260						645	13

Life indexed account derivatives - call options	718	1,436						(1,429)	725

Embedded derivatives	(3,410)	(36,785)				(839)		1,364	(39,670)

Total derivatives	(5,584)	(33,089)	-	-	-	(839)	-	580	(38,932)

Total	$184,920	($32,535)	$13,534	$13,356	($75,564)	$34,882	($10,687)	($5,503)	$122,403

(1)	Transfers in and/or out are recognized at the end of each quarter.
(2)	Excludes total return swap net settlements of ($0.6) million and ($7.5) million in 2015 and 2014, respectively, that are recorded in net realized investment gain (loss). Excludes call option net settlements of ($0.8) million and ($0.6) million in 2015 and 2014, respectively, that are recorded in net realized investment gain (loss). Excludes embedded derivative policy fees of $12.9 million and $12.0 million in 2015 and 2014, respectively, that are recorded in net realized investment gain (loss).

During the years ended December 31, 2015 and 2014, transfers into Level 3 were primarily attributable to the decreased availability and use of market observable inputs to estimate fair value. The transfers out of Level 3 were generally due to the use of market observable inputs in valuation methodologies, including the utilization of pricing service information. During the years ended December 31, 2015 and 2014, the Company did not have any significant transfers between Levels 1 and 2.

PLA-38

Amounts included in earnings of Level 3 financial assets and liabilities are as follows:

	Net Investment Income	Net Realized Investment Gain (Loss)	Total
Year Ended December 31, 2015:	(In Thousands)
Foreign government	$3		$3
Corporate securities	(36)		(36)

Total fixed maturity securities	(33)	-	(33)

Other equity securities		$517	517
Variable annuity derivatives - total return swaps		(271)	(271)
Life indexed account derivatives - call options		414	414
Embedded derivatives		53	53

Total derivatives	-	196	196

Total	($33)	$713	$680

	Net Investment Income	Net Realized Investment Gain (Loss)	Total
Year Ended December 31, 2014:	(In Thousands)
Foreign governments	$4		$4
Corporate securities	(121)	$687	566
RMBS	(16)		(16)

Total fixed maturity securities	(133)	687	554

Variable annuity derivatives - total return swaps		2,260	2,260
Life indexed account derivatives - call options		1,436	1,436
Embedded derivatives		(36,785)	(36,785)

Total derivatives	-	(33,089)	(33,089)

Total	($133)	($32,402)	($32,535)

The table below represents the net amount of total gains or losses for the period, attributable to the change in unrealized gain (loss) relating to assets and liabilities classified as Level 3 that were still held at the end of the reporting period.

	Years Ended December 31,
	2015	2014

	(In Thousands)

Derivatives, net: (1)
Variable annuity derivatives - total return swaps	$721	$564
Life indexed account derivatives - call options	134	725
Embedded derivatives	(23)	(36,350)

Total derivatives	$832	($35,061)

(1)	Amounts are recognized in net realized investment gain (loss).

PLA-39

The following table presents certain quantitative information of significant unobservable inputs used in the fair value measurement for Level 3 assets and liabilities as of December 31, 2015 ($ In Thousands).

	Estimated Fair Value Asset (Liability)	Predominant Valuation Method	Significant Unobservable Inputs	Range (Weighted Average)
Obligations of states and political subdivisions	$10,983	Discounted cash flow	Spread (1)	290-294 (293)

Corporate securities	121,322	Discounted cash flow	Spread (1)	140-4441 (383)

		Market pricing	Quoted prices (2)	101-104 (103)

Other asset-backed securities	181	Market pricing	Quoted prices (2)	121

Other investments	4,879	Redemption value (3)	Redemption value	100

Variable annuity derivatives - total return swaps and life indexed account derivatives - call options	320	Option pricing model	Equity volatility	14% - 19% (16%)

Embedded derivatives (4)	(39,757)	Option pricing techniques	Equity volatility	14% - 26%

			Mortality:

			Ages 0-40	0% - 0.27%

			Ages 41-60	0.06% - 1.33%

			Ages 61-120	0.39% - 100%

			Mortality improvement	0% - 1.50%

			Withdrawal utilization	0% - 80%

			Lapse rates	0% - 100%

			Credit standing adjustment	0.55% - 1.94%

Total	$97,928

(1)	Range and weighted average are presented in basis points over the benchmark interest rate curve and include adjustments attributable to illiquidity premiums, expected duration, structure and credit quality.
(2)	Independent third-party quotations and broker quotations were used in the determination of estimated fair value.
(3)	Represents Federal Home Loan Bank of San Francisco (FHLB) common stock that is valued at the contractual amount that will be received upon redemption (Note 12).
(4)	This liability consists of embedded derivatives from variable annuity GLBs and life indexed account insurance products. Since the valuation methodology for the embedded derivatives uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is more representative of the unobservable input used in the valuation.

The Company did not have any significant nonfinancial assets or liabilities measured at estimated fair value on a nonrecurring basis resulting from impairments as of December 31, 2015 and 2014. The Company has not made any changes in the valuation methodologies for nonfinancial assets and liabilities.

PLA-40

The carrying amount and estimated fair value of the Company’s financial instruments that are not carried at fair value under the Codification’s Financial Instruments Topic are as follows:

	December 31, 2015		December 31, 2014
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

	(In Thousands)

Assets:

Mortgage loans	$450,476	$503,951	$474,929	$543,987

Policy loans	5,708	5,708	4,931	4,931

Other investments	920	969	1,222	1,452

Cash and cash equivalents	68,884	68,884	70,599	70,599

Liabilities:

Annuity and deposit liabilities	1,197,293	1,197,293	1,186,007	1,186,007

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2015 and 2014:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

Policy loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the policy loans is a reasonable approximation of their fair value.

OTHER INVESTMENTS

Included in other investments are private equity investments accounted for under the cost method of accounting. The fair value is based on the ownership percentage of the NAV of the underlying equity of the investments.

CASH AND CASH EQUIVALENTS

The carrying amounts approximate fair values due to the short-term maturities of these instruments.

ANNUITY AND DEPOSIT LIABILITIES

Annuity and deposit liabilities primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of annuity and deposit liabilities approximates carrying amount based on an analysis of discounted future cash flows with maturities similar to the product portfolio liabilities.

PLA-41

8.	OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the statements of comprehensive income and statements of equity. The balance of and changes in each component of AOCI attributable to the Company are as follows:

	Unrealized Gain (Loss) on Securities Available for Sale, Net (1)		Gain (Loss) on Derivatives	Other, Net	Total Accumulated Other Comprehensive Income (Loss)

	(In Thousands)

Balance, January 1, 2013	$204,204		$7,162	$325	$211,691

Change in OCI before reclassifications	(83,837	) (2)		368	(83,469)

Income tax (expense) benefit	29,242			(129)	29,113

Amounts reclassified from AOCI	(3,762)		(366)		(4,128)

Income tax expense	1,317		128		1,445

Balance, December 31, 2013	147,164		6,924	564	154,652

Change in OCI before reclassifications	27,394	(3)			27,394

Income tax expense	(9,594)				(9,594)

Amounts reclassified from AOCI	(1,277)		(815)		(2,092)

Income tax expense	447		285		732

Balance, December 31, 2014	164,134		6,394	564	171,092

Change in OCI before reclassifications	(38,660	) (4)			(38,660)

Income tax benefit	13,531				13,531

Amounts reclassified from AOCI	1,855		(1,252)		603

Income tax expense (benefit)	(649)		438		(211)

Balance, December 31, 2015	$140,211		$5,580	$564	$146,355

(1)	See Note 1 and Note 5 for information related to DAC and future policy benefits.
(2)	Includes allocation of holding gain from DAC and future policy benefits of $9,193 thousand and $203,972 thousand, respectively, for the year ended December 31, 2013.
(3)	Includes allocation of holding loss from DAC and future policy benefits of ($2,387) thousand and ($228,460) thousand, respectively, for the year ended December 31, 2014.
(4)	Includes allocation of holding gain from DAC and future policy benefits of $5,953 thousand and $167,036 thousand, respectively, for the year ended December 31, 2015.

PLA-42

RECLASSIFICATIONS FROM AOCI

The table below presents amounts reclassified from each component of AOCI and their locations on the statements of operations. Amounts are shown gross of tax.

	Years Ended December 31,

Reclassification adjustments:	2015		2014		2013

	(In Thousands)
Unrealized (gain) loss on securities available for sale, net:

Sale of securities available for sale	($888)	(1)	($1,381)	(1)	($3,889)	(1)

OTTI recognized on securities available for sale	2,743	(2)	104	(2)	127	(2)

Total unrealized (gain) loss on securities available for sale, net	1,855		(1,277)		(3,762)

Gain on derivatives:

Foreign currency and interest rate swaps	(941)	(1)	(515)	(1)
	(311)	(3)	(300)	(3)	(366)	(3)

Total gain on derivatives	(1,252)		(815)		(366)

Total amounts reclassified from AOCI	$603		($2,092)		($4,128)

Location on the statements of operations:

(1) Net realized investment gain (loss) (2) OTTI (3) Net investment income

9.	INCOME TAXES

The provision for income taxes is as follows:

	Years Ended December 31,

	2015	2014	2013

	(In Thousands)
Current	$16,491	$19,520	$23,357
Deferred	2,620	(8,853)	11,213

Provision for income taxes	$19,111	$10,667	$34,570

A reconciliation of the provision for income taxes based on the Federal corporate statutory tax rate of 35% to the provision for income taxes reflected in the statements of operations is as follows:

	Years Ended December 31,

	2015	2014	2013

	(In Thousands)

Provision for income taxes at the statutory rate	$24,880	$15,487	$39,437

Separate account dividends received deduction	(3,386)	(3,208)	(3,232)

Nontaxable investment income	(1,625)	(1,697)	(1,552)

Other	(758)	85	(83)

Provision for income taxes	$19,111	$10,667	$34,570

No unrecognized tax benefits will be realized over the next twelve months.

PLA-43

During the years ended December 31, 2015, 2014 and 2013, the Company paid an insignificant amount of interest and penalties to state tax authorities.

The net deferred tax liability, included in other liabilities, is comprised of the following tax effected temporary differences:

	December 31,

	2015	2014

	(In Thousands)

Deferred tax assets:

Policyholder reserves	$76,446	$74,844

Investment valuation	30,877	35,797

Other	202	113

Total deferred tax assets	107,525	110,754

Deferred tax liabilities:

Hedging	(30,122)	(29,709)

DAC	(29,409)	(29,727)

Partnership income	(1,512)	(2,260)
Other	(9,507)	(9,463)

Total deferred tax liabilities	(70,550)	(71,159)

Deferred tax asset, net	36,975	39,595
Deferred taxes on OCI	(76,518)	(89,838)

Net deferred tax liability	($39,543)	($50,243)

The Codification’s Income Taxes Topic requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that the Company’s deferred tax assets will be realized through future taxable income, including the reversal of deferred tax liabilities.

PMHC files income tax returns in U.S. Federal and various state jurisdictions. PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS has completed audits of PMHC’s tax returns through the tax year ended December 31, 2008, and is auditing PMHC’s tax returns for the tax years ended December 31, 2009, 2010, 2011 and 2012. The State of California is auditing tax year ended December 31, 2009. The Company does not expect the current Federal and California audits to result in any material assessments.

PLA-44

10.	SEGMENT INFORMATION

The Company has two operating segments: Retirement Solutions and Life Insurance. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in the Corporate and Other segment.

The Retirement Solutions segment’s principal products include variable and fixed annuity products, and structured settlement annuities, which are offered through multiple distribution channels. Distribution channels include independent planners, financial institutions, national/regional wirehouses and a network of structured settlement brokers.

The Life Insurance segment provides life insurance products through multiple distribution channels operating in the upper income and corporate markets. Principal products include UL, VUL, and term life. Distribution channels include regional life offices, broker-dealer firms, wirehouses and M Financial, an association of independently owned and operated insurance and financial producers.

The Corporate and Other segment consists of assets and activities, which support the Company’s operating segments. Included in these support activities is the management of investments, other expenses and other assets not directly attributable to the operating segments. The Corporate and Other segment also includes the elimination of intersegment transactions.

The Company uses the same accounting policies and procedures to measure segment net income (loss) and assets as it uses to measure its net income (loss) and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment’s actual tax provision.

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as net investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2015 and 2014, the Company had foreign investments with an estimated fair value of $527.0 million and $572.1 million, respectively. Revenues derived from any customer did not exceed 10% of total revenues for the years ended December 31, 2015, 2014 and 2013.

PLA-45

The following segment information is as of and for the year ended December 31, 2015:

	Retirement Solutions	Life Insurance	Corporate and Other	Total

	(In Thousands)

REVENUES

Insurance premiums	$45,344	$3,809		$49,153

Policy fees	44,910	13,849		58,759

Net investment income	187,630	3,611	$11,380	202,621

Net realized investment gain (loss)	9,719	(36)	1,088	10,771

OTTI	(851)	(1,528)	(466)	(2,845)

Other income	2,240	256	(26)	2,470

Total revenues	288,992	19,961	11,976	320,929

BENEFITS AND EXPENSES

Policy benefits	144,732	10,567		155,299

Interest credited	38,619	1,978		40,597

Commission expenses	35,965	492		36,457

Operating expenses	13,965	1,800	1,724	17,489

Total benefits and expenses	233,281	14,837	1,724	249,842

Income before provision for income taxes	55,711	5,124	10,252	71,087

Provision for income taxes	13,776	1,605	3,730	19,111

Net income	$41,935	$3,519	$6,522	$51,976

Total assets	$6,052,365	$225,680	$346,211	$6,624,256

DAC	107,779	16,566		124,345

Separate account assets	2,389,035	118,916		2,507,951

Policyholder and contract liabilities	3,256,942	73,889		3,330,831

Separate account liabilities	2,389,035	118,916		2,507,951

PLA-46

The following segment information is as of and for the year ended December 31, 2014:

	Retirement Solutions	Life Insurance	Corporate and Other	Total

	(In Thousands)

REVENUES

Insurance premiums	$48,385	$4,309		$52,694

Policy fees	42,584	7,268		49,852

Net investment income	184,465	4,259	$10,295	199,019

Net realized investment gain (loss)	(30,502)	92	14	(30,396)

OTTI	(104)			(104)

Other income	1,677	323		2,000

Total revenues	246,505	16,251	10,309	273,065

BENEFITS AND EXPENSES

Policy benefits	144,689	13,045		157,734

Interest credited	38,115	1,844		39,959

Commission expenses	19,882	(6,048)		13,834

Operating expenses	13,830	2,105	1,354	17,289

Total benefits and expenses	216,516	10,946	1,354	228,816

Income before provision for income taxes	29,989	5,305	8,955	44,249

Provision for income taxes	5,988	1,627	3,052	10,667

Net income	$24,001	$3,678	$5,903	$33,582

Total assets	$6,211,125	$236,226	$318,927	$6,766,278

DAC	108,417	14,232		122,649

Separate account assets	2,388,034	122,759		2,510,793

Policyholder and contract liabilities	3,389,773	66,095		3,455,868

Separate account liabilities	2,388,034	122,759		2,510,793

PLA-47

The following segment information is for the year ended December 31, 2013:

	Retirement Solutions	Life Insurance	Corporate and Other	Total

	(In Thousands)

REVENUES

Insurance premiums	$58,729	$6,623		$65,352

Policy fees	39,851	16,629		56,480

Net investment income	180,212	4,476	$9,604	194,292

Net realized investment gain (loss)	51,607	54	84	51,745

OTTI			(127)	(127)

Other income	792	243	429	1,464

Total revenues	331,191	28,025	9,990	369,206

BENEFITS AND EXPENSES

Policy benefits	150,824	14,614		165,438

Interest credited	34,496	1,689		36,185

Commission expenses	32,967	1,887		34,854

Operating expenses	16,341	2,308	1,403	20,052

Total benefits and expenses	234,628	20,498	1,403	256,529

Income before provision for income taxes	96,563	7,527	8,587	112,677

Provision for income taxes	29,282	2,423	2,865	34,570

Net income	$67,281	$5,104	$5,722	$78,107

11.	TRANSACTIONS WITH RELATED PARTIES

Pacific Life provides general administrative and investment management services to the Company under an administrative services agreement and product contract services under a separate services agreement. Amounts charged by Pacific Life to the Company for these services were $16.2 million, $16.8 million and $15.4 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Pacific Life Fund Advisors LLC (PLFA), is the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners, and the Pacific Funds Series Trust, the investment vehicle for Pacific Life’s mutual funds products. PLFA is owned 99% by Pacific Life and 1% by the Company. Advisory fees earned and related expenses are being recognized at PLFA. Earnings from PLFA to the Company, included in net investment income, for the years ended December 31, 2015, 2014 and 2013 amounted to $4.6 million, $4.8 million and $4.4 million, respectively.

Pacific Select Distributors, LLC (PSD) serves as the distributor of variable life and annuity contracts issued by the Company (Variable Products). In connection with PSD’s distribution of the Variable Products, the Company incurred commission expense of $28.3 million, $32.5 million and $27.7 million during the years ended December 31, 2015, 2014 and 2013, respectively. An advisory plan was adopted by the Pacific Select Fund whereby Pacific Select Fund pays PSD, a wholly owned broker-dealer subsidiary of Pacific Life, as distributor of the fund, a service fee in connection with services rendered or procured to or for shareholders of the fund or their variable contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. From these service fees, PSD reimbursed the Company $4.2 million, $4.2 million and $3.9 million, included in commission expense, for paying trail commissions on its behalf for the years ended December 31, 2015, 2014 and 2013, respectively.

PLA-48

The Company’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration. The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from PL&A. Consequently, substantially all of the Company’s structured settlement annuities are sold to an affiliated assignment company. Included in the liability for future policy benefits are contracts with the affiliated assignment company with contract values of $1,716.8 million and $1,702.2 million as of December 31, 2015 and 2014, respectively. In addition, included in the liability for policyholder account balances are contracts with the affiliated assignment company of $555.1 million and $516.0 million as of December 31, 2015 and 2014, respectively. Related to these contracts, the Company received $33.7 million, $28.3 million and $41.4 million of insurance premiums and paid $102.9 million, $99.7 million and $101.0 million of policy benefits for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company has an agreement with Pacific Life to borrow up to $100 million at variable interest rates. The Company did not utilize this borrowing facility during 2015 and 2014.

12.	DEBT

The Company maintains reverse repurchase lines of credit with various financial institutions. These borrowings are at variable rates of interest based on collateral and market conditions. There was no debt outstanding in connection with these reverse repurchase lines of credit as of December 31, 2015 and 2014.

The Company is eligible to receive advances from the FHLB based on a percentage of the Company’s net admitted assets provided it has sufficient available eligible collateral and is in compliance with the FHLB requirements and insurance law and regulations. The Company had estimated available eligible collateral of $46.4 million as of December 31, 2015. The Company had no debt outstanding with the FHLB as of December 31, 2015 and 2014.

13.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding aggregate commitments of $1.9 million that may be funded during 2016 to make investments in limited partnerships.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s financial statements.

CONTINGENCIES - IRS REVENUE RULING

During 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the Dividends Received Deductions (DRD) and Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that is on the IRS’ priority guidance plan. The IRS issued Revenue Ruling 2014-7 that superseded Revenue Ruling 2007-54 and Revenue Ruling 2007-61. This ruling holds that the IRS will not address this issue through regulation, but defer to legislative action. Depending on legislative action, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect on the Company’s financial statements.

PLA-49

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters. Management believes that claims, if any, against the Company related to such indemnification matters and the Company’s estimate of reasonably possible losses exceeding amounts already recognized on an aggregated basis is immaterial and are not likely to have a material adverse effect on the Company’s financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

See Note 4 for discussion of contingencies related to derivative instruments.

PLA-50